As filed with the Securities and Exchange Commission on May 8, 2026

1933 Act File No. 033-
1940 Act File No. 811-24184

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. _____	☐
Post-Effective Amendment No. _____	☐

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. ____	☐
(Check appropriate box or boxes.)

AMERICAN BEACON ASSET-BASED INCOME FUND
(Exact Name of Registrant as Specified in Declaration of Trust)

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)
Registrant’s Telephone Number, including Area Code: (817) 391-6100

Gregory J. Stumm, President
220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039
(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

With copies to:
George J. Zornada, Esq.
Jacob M. Derr, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

Approximate Date of Commencement of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

The following boxes should only be included and completed if the registrant is making this filing in accordance with Rule 486 under the Securities Act.

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Preliminary Prospectus (Subject to Completion) dated May 8, 2026.

PROSPECTUS

American Beacon Asset-Based Income Fund

The American Beacon Asset-Based Income Fund (“Fund”) is a continuously-offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”). The Fund is the sole series of a Delaware statutory trust of the same name (“Trust”).

The Fund’s investment objectives are to seek to provide high current income and attractive risk-adjusted returns. There can be no assurances that the Fund’s investment objectives will be achieved or that the Fund’s investment program will be successful. The Fund’s investment objectives are not fundamental and may be changed by the Board without approval of Shareholders.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, directly or indirectly through other investment vehicles, in asset-based income investments.

The Fund considers asset-based income investments to include debt instruments that are collateralized or secured by specific financial, physical, and/or intangible assets, as well as investments whose cash flows are derived from, or tied to, the performance of specific underlying assets. The Fund expects to principally invest in asset-based income investments indirectly through primary and secondary investments in private investment funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act (“Private Funds”) and investments in open- or closed-end investment companies, including exchange-traded funds (collectively with Private Funds, “Underlying Funds”). The Fund expects to invest in multiple Underlying Funds at any given time, but the Fund is non-diversified, which means that it is not limited to a percentage of assets that it may invest in any one Underlying Fund or other issuer. Underlying Funds, other than Private Funds, may be sponsored or managed by investment advisers affiliated with the Fund’s investment adviser, American Beacon Advisors, Inc. (“AmBeacon” or the “Manager”).

Asset-based income investments are expected to principally consist of: (i) secured and unsecured loans and other financing facilities to borrowers of various types, including private companies and real estate borrowers, (ii) asset-backed securities (“ABS”) with varying underlying pools of assets, (iii) collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), (iv) mortgage-related securities, including collateralized mortgage obligations (“CMOs”) and mortgage-backed securities (“MBS”), including those issued on a to-be-announced basis (“Mortgage TBAs”), (v) structured notes, such as credit-linked notes (“CLNs”), (vi) credit risk transfer securities, (vii) leases, royalties, rights, and other contractual cash-flow investments on real assets, including intellectual property rights; (viii) convertible securities and (ix) derivatives instruments that provide exposure to one or more asset-based income investments. These investments may be issued publicly or in private placement transactions that restrict their resale to other investors.

When the Fund holds cash and cash equivalent investments with the intent to commit such cash to an Underlying Fund that primarily pursues an above-listed strategy, the Fund will consider such cash and cash equivalents to be asset-based income investments for purposes of its 80% investment policy. Cash equivalent investments may include a government money market fund advised by the Manager, with respect to which the Manager also receives a management fee.

There can be no assurance that the Fund’s investment strategies will be successful or that the Fund’s investment objectives will be achieved. The Fund’s investment strategies may change at any time without notice to prospective investors.

The Fund is operated as an “interval fund” and, in order to provide a degree of liquidity to the shareholders of the Fund (“Shareholders”), the Fund has adopted a fundamental policy pursuant to Rule 23c-3 under the 1940 Act, to make quarterly offers to repurchase between 5% and 25% of its outstanding Class I Shares, Class S Shares and Class U Shares of beneficial interest (the “Shares”) at the current net asset value (“NAV”) per share. A 2% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of the Shares (the “Early Repurchase Deduction”). The Early Repurchase Deduction may be waived in certain specified circumstances and will be retained by the Fund for the benefit of the remaining Shareholders.

The Board of Trustees of the Fund (“the Board”) may elect to increase the repurchase offer size, impose proration, or, in extraordinary circumstances, suspend repurchases, consistent with the 1940 Act and the rules thereunder. Notices of each quarterly repurchase offer are sent to Shareholders of the Fund of record at least 21, but no more than 42, calendar days, before the “Repurchase Request Deadline” (i.e., the latest date on which Shareholders can tender their Shares in response to a repurchase offer). This notice may be included with a shareholder report or other fund document. For the avoidance of doubt, Shareholders may withdraw or modify their tenders for repurchase at any time prior to the Repurchase Request Deadline pursuant to Rule 23c-3(b)(6) under the 1940 Act. In addition, the Fund cannot require that a minimum number of Shares be tendered pursuant to Rule 23c-3(b)(1) under the 1940 Act. The Fund expects its initial repurchase offer to be issued no later than the second calendar quarter after the date that the Fund’s Registration Statement becomes effective.

If you invest in the Fund through a financial intermediary, the notice will be provided to you by your financial intermediary. This notice will also be posted on the Fund’s website at www.americanbeaconfunds.com. The Fund determines the NAV applicable to repurchases no later than fourteen (14) days after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to Shareholders no later than seven (7) calendar days after such date. For a more complete description of the periodic repurchase offers that the Fund anticipates engaging in, see “PERIODIC REPURCHASE OFFERS” below.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Fund relies upon an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits the Fund to offer multiple classes of Shares. The Fund offers three separate classes of Shares designated as Class I Shares, Class S Shares and Class U Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional or different classes of Shares in the future.

	Per Class I	Per Class S	Per Class U
	Share	Share	Share	Total
Price to Public[1]	At current NAV[4]	At current NAV plus applicable sales load[4]	At current NAV[4]	Amount invested at current NAV plus applicable sales load
Maximum Sales Load[2] as a Percentage of Purchase Amount	None	Up to 3.50%	None	Up to 3.50%
Total Proceeds to the Fund[3]	Current NAV	Current NAV, less applicable sales load	Current NAV	Amount invested at current NAV, less applicable sales load[5]

[1]	The Shares are continuously offered at current NAV, which will fluctuate.
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[2]	Class S Share investments may be subject to a maximum sales charge of 3.50%. Such sales load will not form part of an investor’s investment in the Fund. The sales load may be waived in certain circumstances at the Manager’s discretion. See “Distribution Arrangements.” Also, Shareholders may qualify for a reduced sales load on Class S Shares. For purchases of $250,000 or more, there will not be a sales load. However, if you redeem Class S shares within 12 months of purchase, you may be charged a CDSC of 1.50%. See “Purchase Terms” regarding how sales charges on Class S Shares are calculated. Class I and Class U shares are not subject to a sales load at the time of purchase. Your financial intermediary may impose additional charges when you purchase Shares of the Fund. Please consult your financial intermediary for additional information.
[3]	Total Proceeds to the Fund assume that all registered Shares will be sold in a continuous offering and the maximum sales load is incurred as applicable. The proceeds may differ from that shown if other than the maximum sales load is paid on average, the then-current net asset value at which Shares are sold varies from that shown and/or additional Shares are registered.
[4]	The initial offering price of Shares will be $25.00 per share on the date of the commencement of the offering of Shares. Thereafter, Shares will be continuously offered at a price equal to NAV per share, plus any sales load.
[5]	The Fund’s expenses are described under “FEES AND EXPENSES” below. The total of other expenses of issuance and distribution are estimated to be approximately $[ ], or $[ ] per share.

Resolute Investment Distributors, Inc. (the “Distributor”) acts as the distributor of the Shares, on a best efforts basis, subject to various conditions. Shares may be purchased through brokers, dealers or banks that have entered into selling agreements with the Distributor, or through intermediaries that have an agreement with the Distributor related to the purchase of Shares. Neither the Distributor nor any other adviser, broker or dealer is obligated to buy from the Fund any of the Shares. The Distributor serves as the principal underwriter for the Fund. The Distributor is an affiliate of the Manager.

The Fund has adopted Distribution and Shareholder Services Plans for its Class S Shares and Class U Shares (“Distribution Plans”). Although the Fund is not an open-end management investment company, it has undertaken to comply with the terms of Rule 12b-1 under the Investment Company Act, which regulates the manner in which an open-end management investment company may directly or indirectly bear the expenses of distributing its shares, as a condition of an exemptive order under the Investment Company Act which permits it to have, among other things, a multi-class structure and distribution fees. The Distribution Plans allows the Class S Shares and Class U Shares to pay distribution and other fees for the sale and distribution of Fund Shares and for other services provided to Shareholders, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of Class S and Class U advertising material and sales literature. The Distribution Plans also authorizes the use of any fees received by the Manager in accordance with the Management Agreement to be used for the sale and distribution of Fund Shares. The Distribution Plans provide that the Class S Shares of the Fund will pay up to 0.85% per annum of the average daily net assets attributable to the Class S to the Manager (or another entity approved by the Board), and that the Class U Shares of the Fund will pay up to 0.75% per annum of the average daily net assets attributable to the Class U Shares to the Manager (or another entity approved by the Board). The Manager or other approved entity will receive Rule 12b-1 fees from the Class S and Class U regardless of the amount of the actual expenses incurred by the Manager or other approved entity related to distribution and shareholder servicing efforts on behalf of the Class S and Class U. Thus, the Manager or other approved entity may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the Class S and Class U. The Manager anticipates that the Distribution Plans will benefit Shareholders by providing broader access to the Fund through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer Shares of the Fund. Because Rule 12b-1 fees are paid out of the Fund’s Class S and Class U assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Manager or its affiliates may pay from their own resources compensation to broker-dealers and other intermediaries in connection with placement of Shares or servicing of investors. These arrangements may result in receipt by such broker-dealers and other intermediaries and their personnel (who themselves may receive all or a substantial part of the relevant payments) of compensation in excess of that which otherwise would have been paid in connection with their placement of shares of a different investment fund. A prospective investor with questions regarding this arrangement may obtain additional detail by contacting his, her or its intermediary directly. Prospective

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investors also should be aware that this payment could create incentives on the part of an intermediary to view the Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments.

Shares are an illiquid investment. An investment in the Fund should be considered a speculative investment that entails substantial risks, including but not limited to:

• The Fund’s Shares are not listed on any securities exchange and have no history of public trading, and it is not anticipated that a secondary market for the Fund’s Shares will develop. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe;

• The amount of distributions that the Fund may pay, if any, is uncertain;

• The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors;

• All or a portion of an annual distribution may consist solely of a return of capital (i.e., from your original investment) and not a return of net investment income;

• Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn or otherwise;

• Risks related to non-diversification; the Fund’s investments in the Underlying Funds; asset-based securities; secured and unsecured loans and other financing facilities; ABS; CDOs, CBOs and CLOs; mortgage-related securities, including MBS, CMOs and Mortgage TBAs; structured notes, such as CLNs; credit risk transfer securities; leases, royalties, rights, and other contractual cash-flow investments on real assets; and derivatives, and other principal risks of the Fund, are described in the “PRINCIPAL RISK FACTORS” section beginning on page [  ] of this Prospectus;

• An investor may pay a sales load up to 3.50% for Class S Shares as described in this Prospectus. If an investor pays the maximum 3.50% sales load for Class S Shares, the investor must experience a total return on his or her net investment of more than 3.50% in order to recover these expenses;

• Even though the Fund will make quarterly repurchase offers for its outstanding Shares, investors should consider Shares of the Fund to be an illiquid investment;

• Investors should carefully consider the Fund’s risks and investment objectives, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program;

• Because of the risks associated with non-diversification, the Fund’s investments in Underlying Funds (as defined below) and other financial instruments, and the potential use of leverage, an investment in the Fund should be considered speculative and involving a high degree of risk, including the risk of a substantial loss of investment;

• Before making an investment/allocation decision, investors and financial intermediaries should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance; and

• Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of their investment. It is possible that investing in the Fund may result in a loss of some or all of the amount invested.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus, which contains important information, before deciding whether to invest in the Fund. You should retain the Prospectus for future reference. A Statement of Additional Information (“SAI”)

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dated [  ], 2026, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI may be obtained without charge by calling XXX-XXX-XXXX (toll-free), by writing to the Fund at [  ], by emailing [  ], or from the SEC’s website at sec.gov.

Copies of the Fund’s annual shareholder report and semi-annual shareholder report, when available, and other information about the Fund may be obtained upon request by writing to the Fund at [  ], by calling XXX-XXX-XXXX, by emailing [  ], or by visiting the Fund’s website at www.americanbeaconfunds.com. You also may obtain a copy of any information regarding the Fund filed with the SEC from the SEC’s website (sec.gov). The Fund will also provide to each person, including any beneficial owner, to whom the Prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the Prospectus but not delivered with the Prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to the Fund at [  ], by calling XXX-XXX-XXXX, by emailing [       ], or by visiting the Fund’s website at www.americanbeaconfunds.com. You also may obtain a copy of any information regarding the Fund filed with the SEC from the SEC’s website (sec.gov).

Copies of the Fund’s shareholder reports are not sent by mail. Instead, the reports are made available at www.americanbeaconfunds.com and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery. Your election to receive reports in paper will apply to all funds held with the Manager or your financial intermediary.

The Fund’s Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

[  ], 2026

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the Distributor has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the Distributor is making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this Prospectus.

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PROSPECTUS SUMMARY

The following is only a summary of this Prospectus and does not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus (“Prospectus”) and in the Statement of Additional Information (“SAI”), especially the information set forth under the heading “Investment Objectives and Principal Investment Strategies” and “Principal Risk Factors.”

The Fund	American Beacon Asset-Based Income Fund (the “Fund”), the sole series of a Delaware statutory trust of the same name (the “Trust”). The Fund is operated as a non-diversified, closed-end management investment company. The Trust was organized as a Delaware statutory trust on April 28, 2026. American Beacon Advisors, Inc. serves as the investment manager of the Fund.

Continuous Offering

The Fund continuously offers and sells shares of beneficial interests (the “Shares”) designated as Class I Shares (“Class I Shares”), Class S Shares (“Class S Shares”), and Class U Shares (“Class U Shares”), through Resolute Investment Distributors, Inc. (the “Distributor”). Investors who purchase Shares in the offering, and other persons who acquire Shares and are admitted to the Fund by its Board of Trustees (each, individually a “Trustee” and collectively, the “Board”), will become shareholders of the Fund (the “Shareholders”).

The Fund currently intends to accept purchases of Shares on a daily basis. All Shares are sold at the most recently calculated net asset value per Share for the class of Shares purchased as of the date on which the purchase is accepted. Shares of the Fund will be offered and purchase orders typically accepted until 4:00pm Eastern Time or the close of the New York Stock Exchange (“NYSE”) (whichever comes first) on each day on which the NYSE is open for business.

The minimum initial investment in the Fund by any account is $1,000,000 for Class I Shares, $5,000 for Class S Shares and $5,000 for Class U Shares. The minimum investment amounts may be reduced or waived by the Fund at the Fund’s sole discretion.

The Fund is a closed-end “interval fund” and, in order to provide a degree of liquidity to Shareholders, the Fund has adopted a fundamental policy pursuant to Rule 23c-3 under the 1940 Act, to make regular offers to repurchase between 5% and 25% of its outstanding Shares at NAV per share. In each repurchase offer, the Fund will offer to repurchase its Shares at their net asset value (“NAV”) on the relevant valuation date reduced by any applicable repurchase fee. Although the policy permits repurchase of between 5% and 25% of the Fund’s outstanding Shares at NAV per Share, for each quarterly repurchase offer, the fund currently expects to offer to repurchase 5% of the fund’s outstanding Shares at NAV subject to approval of the Board. The schedule requires the Fund to make repurchase offers every three months. A 2% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of the Shares (the “Early Repurchase Deduction”). The Early Repurchase Deduction may be waived in certain specified circumstances and will be retained by the Fund for the benefit of the remaining Shareholders. See “PERIODIC REPURCHASE OFFERS.”

The Fund reserves the right to reject a purchase order for any reason. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide liquidity to Shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding Shares.

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Investment Objectives and Principal Investment Strategies

The Fund’s investment objectives are to seek to provide high current income and attractive risk-adjusted returns.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, directly or indirectly through other investment vehicles, in asset-based income investments.

The Fund considers asset-based income investments to include debt instruments that are collateralized or secured by specific financial, physical, and/or intangible assets, as well as investments whose cash flows are derived from, or tied to, the performance of specific underlying assets. The Fund expects to principally invest in asset-based income investments indirectly through primary and secondary investments in private investment funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act (“Private Funds”) and investments in open- or closed-end investment companies, including exchange-traded funds (collectively with Private Funds, “Underlying Funds”). The Fund expects to invest in multiple Underlying Funds at any given time, but the Fund is non-diversified, which means that it is not limited to a percentage of assets that it may invest in any one Underlying Fund or other issuer. Underlying Funds, other than Private Funds, may be sponsored or managed by investment advisers affiliated with the Fund’s investment adviser, American Beacon Advisors, Inc. (the “Manager”).

Asset-based income investments are expected to principally consist of: (i) secured and unsecured loans and other financing facilities to borrowers of various types, including private companies and real estate borrowers, (ii) asset-backed securities (“ABS”) with varying underlying pools of assets, (iii) collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), (iv) mortgage-related securities, including collateralized mortgage obligations (“CMOs”) and mortgage-backed securities (“MBS”), including those issued on a to-be-announced basis (“Mortgage TBAs”), (v) structured notes, such as credit-linked notes (“CLNs”), (vi) credit risk transfer securities, (vii) leases, royalties, rights, and other contractual cash-flow investments on real assets, including intellectual property rights; (viii) convertible securities and (ix) derivatives instruments that provide exposure to one or more asset-based income investments. These investments may be issued publicly or in private placement transactions that restrict their resale to other investors.

When the Fund holds cash and cash equivalent investments with the intent to commit such cash to an Underlying Fund that primarily pursues an above-listed strategy, the Fund will consider such cash and cash equivalents to be asset-based income investments for purposes of its 80% investment policy. Cash equivalent investments may include a government money market fund advised by the Manager, with respect to which the Manager also receives a management fee.

The Underlying Funds may be domiciled in the United States or foreign jurisdictions, such as Cayman Islands. The Underlying Funds may invest in domestic and foreign markets, including emerging markets, which will expose the Fund to the risks of those markets. The Fund may have significant exposure to asset-based income investments located in, or with economic ties to, Europe and the United Kingdom. However, as the composition of the Underlying Funds’ investments change over time, or the composition of the Fund’s investments in those Underlying Funds changes over time, the Fund’s exposure to Europe and the United Kingdom may decline, and the Fund’s exposure to other geographic areas may increase.

The Fund can be exposed to asset-based income investments of any maturity, duration or credit quality. A significant portion of the Fund may be exposed to underlying issuers and borrowers rated below investment grade or “junk” (such as Ba or lower by Moody’ s Investors Service,

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Inc. or BB or lower by S&P Global Ratings or Fitch, Inc.). The Underlying Funds are unrated, and their underlying investments may be in unrated issuers and borrowers. Thus, the Fund’s success will be largely dependent on the Underlying Fund managers’ ability to assess the creditworthiness of issuers and borrowers.

The Fund may create or organize or otherwise utilize one or more special purpose subsidiaries or other special purpose investment vehicles (“SPVs” or “Subsidiaries”), which are wholly owned subsidiaries of the Fund, to facilitate the Fund’s investment strategies.

There can be no assurance that the Fund’s investment strategies will be successful or that the Fund’s investment objectives will be achieved. The Fund’s investment strategies may change at any time without notice to prospective investors.

The Investment Advisor and Administrator

The Fund’s investment advisor and administrator is American Beacon Advisors, Inc. (the “Manager” or “AmBeacon”).

The Manager is a registered investment adviser with the SEC under the Investment Advisers Act of 1940 (“Advisers Act”) and is an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests in Topco. The Manager is responsible for overseeing the management of the Fund, including its day-to-day business operations. As of [  ], 2026, the Manager had total assets under management of approximately $[  ] billion.

The Distributor

Resolute Investment Distributors, Inc. acts as the distributor of Shares on a best efforts basis, subject to various conditions, pursuant to the terms of a distribution agreement entered into with the Fund. The Distributor maintains its principal office at 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039.

Custodian	State Street Bank and Trust Company, located at One Congress Street, Suite 1, Boston, Massachusetts 02114, currently acts as custodian with respect to the Fund’s assets.
Transfer Agent	SS&C GIDS, Inc., located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 is the transfer agent and distribution paying agent for the Fund and provides these services to Fund shareholders.

Board of Trustees

The Board has an oversight role with respect to the Fund and will include a majority of members who will not be “interested persons” of the Fund or of the Manager as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”). The Board consists of [  ] members, [  ] of whom are Independent Trustees.

Fees and Expenses

The fees and expenses of the Fund are set forth below under “FEES AND EXPENSES.” In consideration of the advisory services provided by the Manager to the Fund, the Manager is entitled to a Management Fee (as defined below). The Fund’s fees and expenses also include transfer agent fees, custody fees, and distribution and service fees. Class I Shares, Class S Shares and Class U Shares are subject to different fees and expenses.

Credit Facility	The Fund may obtain a credit facility in order to borrow cash to satisfy repurchase requests or for other temporary reasons, such as to make distributions.
Organizational and Offering Expenses

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. The Fund is expected to incur organization expenses of approximately $[  ], or $[  ] per share. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares.

Fee Waiver Agreement	The Fund and the Manager have entered into a Management Fee Waiver Agreement pursuant to which the Manager has agreed contractually for a period of [one year] from the commencement of the Fund’s operations to waive its Management Fee to [ ]% of the Fund’s NAV. The Management Fee Waiver Agreement will remain in effect for a period of [one year]
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from the commencement of the Fund’s operations, unless and until the Board approves its modification or termination. The Manager will not recoup any waived Management Fees under the terms of the Management Fee Waiver Agreement.

INVESTING IN THE FUND
Purchase of Shares

The Fund will offer three separate classes of Shares designated as Class I Shares, Class S Shares, and Class U Shares. Shares may only be purchased through brokers, dealers or banks that have entered into selling agreements with the Distributor, or through intermediaries that have an agreement with the Distributor related to the purchase of Shares. The Fund intends to accept purchases of Shares on a daily basis. The Board may discontinue accepting purchases on a daily basis at any time.

Closed-End Fund Structure: Limited Liquidity and Transfer Restrictions

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that closed-end fund shareholders do not have the right to redeem their shares on a daily basis. In order to meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities, but closed-end funds are not subject to such a limitation.

The Fund does not list the Shares on any securities exchange, and it is not expected that any secondary market will develop for the Shares. Shareholders will not be able to tender for repurchase their Shares on a daily basis because the Fund is a closed-end fund. Shares may not currently be exchanged for shares of any other fund, other than as set forth in “PURCHASE TERMS—How to Buy Shares—Exchange Policies” in this Prospectus. In order to provide liquidity to Shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Shares, as described herein.

An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares. Shares should be viewed as a long-term investment.

Periodic Repurchase Offers

The Fund is a closed-end “interval fund” and, in order to provide a degree of liquidity to Shareholders, the Fund has adopted a fundamental policy pursuant to Rule 23c-3 under the 1940 Act, to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV per share. Although the policy permits repurchase of between 5% and 25% of the Fund’s outstanding Shares at NAV per Share, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV subject to approval of the Board. The schedule requires the Fund to make repurchase offers every three months. The Fund expects its initial repurchase offer to be issued no later than the second calendar quarter after the date that the Fund’s Registration Statement becomes effective.

Notices of each quarterly repurchase offer are sent to Shareholders of record at least 21, but no more than 42, calendar days before the “Repurchase Request Deadline” (i.e., the latest date on which Shareholders can tender their Shares in response to a repurchase offer). This notice may be included with a Shareholder report or other fund document. For the avoidance of doubt, Shareholders may withdraw or modify their tenders at any time prior to the Repurchase Request Deadline pursuant to Rule 23c-3(b)(6) under the 1940 Act. In addition, the Fund cannot require that a minimum number of Shares be tendered pursuant to Rule 23c-3(b)(1) under the 1940 Act.

If you invest in the Fund through a financial intermediary, the notice will be provided to you by your financial intermediary. This notice will also be posted on the Fund’s website at www.americanbeaconfunds.com. The Fund determines the net asset value applicable to repurchases no later than fourteen (14) days after the Repurchase Request Deadline (or the

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next business day, if the 14th day is not a business day) (the “Repurchase Pricing Date”). The Fund expects to distribute payment to Shareholders no later than seven (7) calendar days after such date (the “Repurchase Payment Deadline”). The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. The Repurchase Request Deadline will be strictly observed. The Board may elect to increase the repurchase offer size, impose proration, or in extraordinary circumstances, suspend repurchases, consistent with the 1940 Act and the rules thereunder.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of Shares or to make a tender offer. Interest on any borrowings to finance Share repurchase transactions or the accumulation of cash by the Fund in anticipation of Share repurchases or tenders will reduce the Fund’s net income and gains. Any Share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1940 Act and the rules and regulations thereunder and other applicable law.

A 2% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of the Shares (the “Early Repurchase Deduction”). The Early Repurchase Deduction may be waived in certain specified circumstances and will be retained by the Fund for the benefit of the remaining Shareholders. See “PERIODIC REPURCHASE OFFERS” for more information regarding repurchases.

Distributions

The Fund intends to declare and pay distributions [ ]. Distributions may consist of net investment income, realized capital gains, and/or return of capital. Distributions may be paid from the Fund’s net investment income, realized capital gains, or other sources, including return of capital. There is no guarantee of income or a minimum rate of return, and the amount and character of distributions may vary over time. Distributions that include a return of capital reduce the Fund’s net asset value (“NAV”) and may reduce the Fund’s future earning capacity. A return of capital is not the same as a yield or income and should not be confused with investment performance.

Shareholders will have the option to receive cash or reinvest distributions in additional Fund shares pursuant to a Dividend Reinvestment Plan. See “DISTRIBUTIONS” and “FEDERAL INCOME TAX MATTERS.”
Dividend Reinvestment Plan	Each Shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (“DRP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election not to participate in the DRP and to receive all income dividends and/or capital gains distributions, if any, in cash may be made by notice to the Fund or, if applicable, to a Shareholder’s broker or other intermediary (who should be directed to inform the Fund).

Provision of Tax Information to Shareholders; Shareholder Reports	The Fund will furnish to Shareholders as soon as practicable after the end of each taxable year information on Form 1099 as is required by law to assist Shareholders in preparing their tax returns. The Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual shareholder report. Shareholders may also receive additional periodic reports regarding the Fund’s operations.

TAXATION

The Fund expects to qualify, as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). For each taxable year that the Fund so qualifies, the Fund is not subject to federal income tax on that part of its taxable income that it distributes to Shareholders. Taxable income consists generally of net investment income and any capital gains. The Fund will distribute substantially all of its net investment income and gains to Shareholders. These distributions generally will be taxable as ordinary

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income or capital gains to the Shareholders. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Shareholders of the amount and character of the distributions to Shareholders. See “Investing in the Fund - Dividend Reinvestment Plan.”

The Fund may create or organize or otherwise utilize one or more special purpose subsidiaries or other special purpose investment vehicles (“SPVs” or “Subsidiaries”), which are wholly-owned subsidiaries of the Fund, to facilitate the Fund’s investment strategies in order to gain exposure to certain investments within the limitations of the federal tax law, rules and regulations that may apply to “regulated investment companies.”

SUMMARY OF RISKS

The Fund is subject to substantial risks, including risks associated with its investments in the Underlying Funds, and the risks associated with the Underlying Funds’ investments. There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Manager and its affiliates and employees with respect to the management of accounts for other clients as well as the investment of proprietary assets. Prospective investors should review carefully the “PRINCIPAL RISK FACTORS” section of this Prospectus, which includes discussion of risks related to non-diversification; the Fund’s investments in the Underlying Funds; asset-based securities; secured and unsecured loans and other financing facilities; ABS; CDOs, CBOs and CLOs; mortgage-related securities, including MBS, CMOs and Mortgage TBAs; structured notes, such as CLNs; credit risk transfer securities; leases, royalties, rights, and other contractual cash-flow investments on real assets; and derivatives, and other principal risks of the Fund. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested.

Given the risks described above, an investment in Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund. In addition, the below discussion and the discussions in the SAI relating to various risks associated with the Fund and Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the SAI, and the Declaration of Trust and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

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FEES AND EXPENSES

Shareholder Transaction Expenses (fees paid directly from your investment)	Class I	Class S	Class U
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)(1)	None	3.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original offering price or redemption proceeds)	None	1.50%	None
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(2)	2.00%	2.00%	2.00%

Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fee(3)	[ ]	[ ]	[ ]
Distribution and/or Service (12b-1) Fees(4)	0.00%	0.85%	0.75%
Other Expenses(5)	[ ]	[ ]	[ ]
Acquired Fund Fees and Expenses(6)	[ ]	[ ]	[ ]
Total Annual Fund Operating Expenses	[ ]	[ ]	[ ]
Management Fee Waiver(7)	( )	( )	( )
Total Annual Fund Operating Expenses after Management Fee Waiver	[ ]	[ ]	[ ]

(1)	Class S Share investments may be subject to a maximum sales charge of 3.50%. Such sales load will not form part of an investor’s investment in the Fund. Any sales load will reduce the amount of an investor’s initial or subsequent investment in the Fund, and the impact on a particular investor’s investment returns would not be reflected in the returns of the Fund. The sales load may be waived in certain circumstances as described in this Prospectus or as otherwise approved by the Manager. See “PURCHASE TERMS—Choosing Your Share Class” for more information.
(2)	A 2% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of the Shares (the “Early Repurchase Deduction”). The Early Repurchase Deduction may be waived in certain specified circumstances and will be retained by the Fund for the benefit of the remaining Shareholders. See “PERIODIC REPURCHASE OFFERS—Repurchase Fee” for more information.
(3)	The Management Fee is calculated and accrued daily at the annual rate of [ ]% of the Fund’s average daily net assets. “Net assets” means the total assets of the Fund minus the Fund’s liabilities. As of the date of this Prospectus, the Fund does not intend to borrow for investment purposes.
(4)	The Trust has adopted a Distribution Plan (as defined below) for its Class S Shares and Class U Shares that allows each class’s Shares to pay distribution and other fees for the sale of Fund Shares and for other services provided to Shareholders. Although the Fund is not an open-end management investment company, it has undertaken to comply with the terms of Rule 12b-1 under the Investment Company Act, which regulates the manner in which an open-end management investment company may directly or indirectly bear the expenses of distributing its shares, as a condition of an exemptive order under the Investment Company Act that permits it to, among other things, offer multiple classes of Shares and pay distribution fees. See “MANAGEMENT OF THE FUND—Distribution and Service Plans” and “PURCHASE TERMS” for more information.
(5)	Other Expenses are based on estimated expenses for the current fiscal year, and include, among other things, professional fees and other expenses that the Fund is expected to bear, including initial and ongoing offering costs and fees and expenses of the Custodian and Transfer Agent.
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(6)

Each Shareholder indirectly bears its proportionate share of the asset-based fees, incentive allocations and other expenses incurred by the Fund as an investor in Underlying Funds (as defined below). These fees and expenses are in addition to the Fund’s direct expenses and will reduce the Fund’s investment returns. Managers of registered investment companies and private funds generally receive management fees, which can range between 0% and 4.25% per annum of such fund’s assets under their management, as well as, in some cases, quarterly or annual incentive allocations which can range between 0% and 20% of any profits earned during the applicable calculation period. These incentive allocations are generally calculated on a “high water mark” basis or after a preferred return hurdle has been met. With a high water mark structure, incentive allocations are only payable on cumulative profits in excess of the previous quarter-end, year-end or lifetime high water mark. With a preferred return structure, the carried interest is only payable when the annual return is greater than the specified hurdle rate. The Manager does not participate in any of the fees or allocations paid to these managers.

As many of the Underlying Funds do not report expenses in a manner consistent with registered investment companies, Acquired Fund Fees and Expenses are based on estimated expenses for the current fiscal year, based on the Manager’s reasonable assumptions, and may vary over time. In the future, these fees and expenses may be substantially higher or lower than reflected, because certain fees are based on the performance of the Underlying Funds, which fluctuate over time. In addition, the Fund’s portfolio changes from time to time, which may result in different Acquired Fund Fees and Expenses.

(7)	The Fund and the Manager have entered into a Management Fee Waiver Agreement pursuant to which the Manager has agreed contractually for a period of [one year] from the commencement of the Fund’s operations to waive its Management Fee to [ ]% of the Fund’s NAV. The Management Fee Waiver Agreement will remain in effect for a period of [one year] from the commencement of the Fund’s operations, unless and until the Board approves its modification or termination. The Manager will not recoup any waived Management Fees under the terms of the Management Fee Waiver Agreement.

The purpose of the table above is to help you understand various costs and expenses that you, as a Shareholder, would bear directly or indirectly, if you buy and hold Shares of the Fund. More information is available from your financial professional. The figures in this table are based on the assumption that the Fund has assets of $[  ]. For a more complete description of the various fees and expenses of the Fund, see “MANAGEMENT OF THE FUND,” “PURCHASE TERMS” and “DISTRIBUTION ARRANGEMENTS.”

EXAMPLE

The following Example is intended to help you understand the various costs and expenses that you, as a shareholder of the Fund (“Shareholder”), would bear directly or indirectly. The Example assumes that you invest $1,000 in the Fund for the time periods indicated. The costs assessed on you by the Fund would be the same whether you hold your shares or tender your Shares for repurchase at the end of the time periods indicated.

The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested at NAV per share, and that the Fund’s operating expenses (as described above) remain the same, except that this example reflects the Management Fee Waiver Agreement for each class of Shares through [  ]. The Example should not be considered a representation of the Fund’s future expenses, and your actual costs may be higher or lower than those shown. Based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class I	[ ]	[ ]	[ ]	[ ]
Class S	[ ]	[ ]	[ ]	[ ]
Class U	[ ]	[ ]	[ ]	[ ]

Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The Fund bears all costs of its organization and operation, including, but not limited to, expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to Shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other

8

expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund’s plans of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Manager’s employees rendering such services to the Fund); the compensation and expenses of officers and Trustees (other than persons serving as President or Trustee who are otherwise affiliated with the Fund the Manager or any of their affiliates); expenses of Trustees’ and shareholders’ meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. The Fund is expected to incur organization expenses of approximately $[  ], or $[  ] per share. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. Offering costs incurred by the Fund will be amortized over a 12 month period using the straight line method.

FINANCIAL HIGHLIGHTS

The financial highlights tables, when available, are intended to help you understand the Fund’s financial performance for the period of the Fund’s operation. Financial highlights are not provided because the Fund had not commenced operations prior to the date of this Prospectus and does not have any financial history as of the date of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual shareholder reports when they are prepared.

THE FUND

The American Beacon Asset-Based Income Fund (the “Fund”) is a non-diversified, closed-end management investment company, and is the sole series of a Delaware statutory trust of the same name, registered under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Trust”). The Fund is expected to commence operations in [  ], 2026. The Fund continuously offers its shares of beneficial interest (the “Shares”) and is operated as an “interval fund” (as defined below). The Fund currently offers three classes of Shares: Class I, Class S and Class U. The Fund may issue additional classes of Shares with different expense structures, purchase restrictions, sales charges and ongoing fees, rights and privileges in the future, as permitted by an exemptive order under the 1940 Act that permits it to, among other things, offer multiple classes of shares and pay distribution fees. The Trust was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (the “Declaration of Trust”) on April 28, 2026, and is governed by the applicable laws of the State of Delaware. The Trust’s principal office is located at 220 E. Las Colinas Blvd., Suite 1200, Irving, Texas 75039.

American Beacon Advisors, Inc. (“American Beacon” or the “Manager”), located at 220 E. Las Colinas Blvd., Suite 1200, Irving, Texas 75039, serves as the investment advisor to the Fund, pursuant to a management agreement approved by the Fund’s Board of Trustees (“Board” or “Trustees”) (the “Management Agreement”). The Manager’s telephone number is XXX-XXX-XXXX. The Manager is a corporation organized under Delaware law. The Fund’s business and affairs are overseen by the Board.

The Fund is non-diversified.

USE OF PROCEEDS

The net proceeds to the Fund, which excludes the amount of any sales charges and the Fund’s fees and expenses (including, but not limited to, offering expenses not paid by the Manager), will be invested by the Fund in accordance with the Fund’s investment objectives and policies (as stated below) as soon as practicable after the effectiveness of this registration statement. The Fund currently anticipates being able to invest all or substantially all of the net proceeds according to its investment objectives and policies, under normal circumstances within [  ] months after receipt of proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objectives and policies, and except to the extent proceeds are held in cash to pay distributions (as defined below) or expenses, satisfy repurchase offers or for temporary, defensive or emergency purposes.

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Pending investment of the net proceeds in accordance with the Fund’s investment objectives and policies, the Fund will invest in asset-based income investments, either directly or indirectly through other investment vehicles. Assets that cannot be invested promptly in accordance with the Fund’s investment objectives will be held in cash or invested in cash equivalents. In addition, the Fund may invest in high-quality short-term debt securities and money market instruments for (i) temporary defensive purposes in amounts up to 100% of the Fund’s assets in response to adverse market, economic or political conditions, and (ii) retaining flexibility in meeting Share repurchases, paying expenses and identifying and assessing investment opportunities. During these times, the Fund may not achieve its investment objectives. A delay in the anticipated use of proceeds for investments and/or the making of capital commitments with respect to the Fund’s assets may occur because, among other reasons, the Underlying Funds (as defined below) may provide infrequent opportunities to purchase their securities, and Underlying Fund managers may require extended time periods to invest the amounts committed by the Fund. This could lower returns and reduce the Fund’s distributions to Shareholders, and could increase the likelihood of distributions consisting principally of a return of capital. Cash equivalent investments may include a government money market fund advised by the Manager, with respect to which the Manager also receives a management fee.

INVESTMENT PROGRAM

Investment Objectives and Principal Investment Strategies

Investment objective: The Fund’s investment objectives are to seek to provide high current income and attractive risk-adjusted returns.

The Fund’s investment objectives are “non-fundamental,” which means that they may be changed by the Board without the approval of Shareholders.

Principal Investment Strategies:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, directly or indirectly through other investment vehicles, in asset-based income investments.

The Fund considers asset-based income investments to include debt instruments that are collateralized or secured by specific financial, physical, and/or intangible assets, as well as investments whose cash flows are derived from, or tied to, the performance of specific underlying assets. The Fund expects to principally invest in asset-based income investments indirectly through primary and secondary investments in private investment funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act (“Private Funds”) and investments in open- or closed-end investment companies, including exchange-traded funds (collectively with Private Funds, “Underlying Funds”). The Fund expects to invest in multiple Underlying Funds at any given time, but the Fund is non-diversified, which means that it is not limited to a percentage of assets that it may invest in any one Underlying Fund or other issuer. Underlying Funds, other than Private Funds, may be sponsored or managed by investment advisers affiliated with the Fund’s investment adviser, American Beacon Advisors, Inc. (the “Manager”).

Asset-based income investments are expected to principally consist of: (i) secured and unsecured loans and other financing facilities to borrowers of various types, including private companies and real estate borrowers, (ii) asset-backed securities (“ABS”) with varying underlying pools of assets, (iii) collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), (iv) mortgage-related securities, including collateralized mortgage obligations (“CMOs”) and mortgage-backed securities (“MBS”), including those issued on a to-be-announced basis (“Mortgage TBAs”), (v) structured notes, such as credit-linked notes (“CLNs”), (vi) credit risk transfer securities, (vii) leases, royalties, rights, and other contractual cash-flow investments on real assets, including intellectual property rights, (viii) convertible securities, and (ix) derivatives instruments that provide exposure to one or more asset-based income investments. These investments may be issued publicly or in private placement transactions that restrict their resale to other investors.

For purposes of the Fund’s 80% investment policy, the Fund will generally consider an Underlying Fund that primarily pursues one or more of the following strategies to be an indirect investment in asset-based income investments:

•	Private and public secured or partially secured credit;
•	Asset-backed lending and financing arrangements;
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•	Structured credit and securitized assets;
•	Real asset-oriented investments;
•	Royalty income and contractual cash-flow investments;
•	Specialty finance, receivables, and other asset-supported strategies; and
•	Opportunistic investments with asset coverage or collateral support.

When the Fund holds cash and cash equivalent investments with the intent to commit such cash to an Underlying Fund that primarily pursues an above-listed strategy, the Fund will consider such cash and cash equivalents to be asset-based income investments for purposes of its 80% investment policy. Cash equivalent investments may include a government money market fund advised by the Manager, with respect to which the Manager also receives a management fee.

The Underlying Funds’ investments are generally expected to be supported by tangible or contractual assets, cash flows, or collateral. The degree of asset backing and structural protection will vary among Underlying Funds, and such protection is afforded directly to the applicable Underlying Fund and only indirectly to the Fund alongside any other investors in the Underlying Fund.

The Manager seeks to achieve the Fund’s investment objectives by balancing income generation, total return potential, liquidity management, and risk exposure across the Fund’s investments. In allocating Fund assets to Underlying Funds and other investments, the Manager may consider various factors, including diversification among asset types and strategies, market correlation characteristics, portfolio duration and cash-flow profiles, and structural features such as leverage, seniority, and collateralization. In addition, the Manager will seek to assess and manage risks potentially introduced to the Fund by the Underlying Funds, such as portfolio concentration, liquidity, valuation practices, leverage within the Underlying Fund, and market risks. There can be no assurance that the Manager will be successful in achieving the Fund’s investment objective or that its risk management techniques will be effective. The Manager has discretion to identify, select, allocate to, monitor, and replace Underlying Funds and other investments without advance notice or approval of shareholders. Allocations among Underlying Funds will vary over time and are not expected to be equal or fixed.

The Manager considers the liquidity profile of Underlying Funds and other investments in light of the Fund’s operation as a closed-end interval fund. Underlying Funds and other investments may be subject to restrictions against their resale or transfer, which will make them illiquid. The Manager seeks to manage liquidity and maintain a buffer of liquid assets to meet quarterly repurchase requests by shareholders. However, the Fund is significantly invested in illiquid assets. The Fund may borrow cash to satisfy repurchase requests or for other temporary reasons, such as to make distributions. The Fund does not intend to borrow cash to leverage the Fund’s portfolio by making investments with borrowed money. Under the Investment Company Act, the Fund’s aggregate amount of indebtedness, regardless of the form it takes, is limited to 33 1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such indebtedness) immediately after entering into any type of financing transaction.

The Underlying Funds may be domiciled in the United States or foreign jurisdictions, such as Cayman Islands. The Underlying Funds may invest in domestic and foreign markets, including emerging markets, which will expose the Fund to the risks of those markets. The Fund may have significant exposure to asset-based income investments located in, or with economic ties to, Europe and the United Kingdom. However, as the composition of the Underlying Funds’ investments change over time, or the composition of the Fund’s investments in those Underlying Funds changes over time, the Fund’s exposure to Europe and the United Kingdom may decline, and the Fund’s exposure to other geographic areas may increase.

The Fund can be exposed to asset-based income investments of any maturity, duration or credit quality. A significant portion of the Fund may be exposed to underlying issuers and borrowers rated below investment grade or “junk” (such as Ba or lower by Moody’ s Investors Service, Inc. or BB or lower by S&P Global Ratings or Fitch, Inc.). The Underlying Funds are unrated, and their underlying investments may be in unrated issuers and borrowers. Thus, the Fund’s success will be largely dependent on the Underlying Fund managers’ ability to assess the creditworthiness of issuers and borrowers.

The Fund may create or organize or otherwise utilize one or more special purpose subsidiaries or other special purpose investment vehicles (“SPVs” or “Subsidiaries”), which are wholly-owned subsidiaries of the Fund, to facilitate the Fund’s investment strategies in order to gain exposure to certain investments within the limitations of the federal tax

11

law, rules and regulations that may apply to “regulated investment companies.” Certain Fund investments may be held by these SPVs. Unlike the Fund, an SPV may invest without limitation in certain investments. However, the Fund and any SPV will comply with the same fundamental investment restrictions on an aggregate basis, and an SPV will follow the same compliance policies and procedures as the Fund to the extent applicable to the investment activities of an SPV. These SPVs will not seek to qualify as a “regulated investment company” under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended. The Fund would serve as the sole shareholder of such SPV and does not expect shares of the SPV to be offered or sold to other investors.

PRINCIPAL RISK FACTORS

Investing in the Fund involves a number of significant risks, including the risk that the entire amount invested may be lost. Before investing in the Fund, investors should be aware of various risks, including those described below. The risks set out below are not the only risks the Fund will face. Additional risks and uncertainties not presently known to the Fund or not presently deemed material by the Fund may also impair the Fund’s operations and performance. The risks below describe events that could materially and adversely affect the Fund’s business, financial condition, results of operations and cash flows. In such case, the Fund’s NAV could decline, and may result in a loss of some or all of the amount invested.

The risks below are organized in two groups. The first group includes risks related to the Fund’s direct investments, as well as general risks related to the structure of the Fund. The second group includes risks arising from the portfolio investments of the Underlying Funds, to which the Fund is also subject due to its indirect exposure to those portfolio investments. The principal risks listed in each section are presented in alphabetical order, and not in the order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Additional information regarding risks of the Fund is available in the Fund’s SAI.

The below discussion and the discussions in the SAI relating to various risks associated with the Fund and Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the SAI, and the Declaration of Trust and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

General Fund and Investment Risks

Allocation Risk

This is the risk that allocations among Underlying Funds and other investments may be less than optimal and may adversely affect the Fund’s performance. There can be no assurance, particularly during periods of market disruption and stress, that judgments about asset allocation will be correct. Some broad asset categories and sub-classes may perform below expectations, or below the securities markets generally, over short and extended periods.

Asset Selection Risk

Assets selected for the Fund may not perform to expectations. Judgments about the attractiveness, value and potential performance of a particular asset class or individual security may be incorrect, and there is no guarantee that individual securities will perform as anticipated. Additionally, asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

“Best-Efforts” Offering Risk

This offering is being made on a best efforts basis, whereby the Distributor is only required to use its best efforts to sell the Shares and has no firm commitment or obligation to purchase any of the Shares. To the extent that fewer Shares are subscribed for than the Fund considers ideal for the implementation of its strategies, the opportunity for the allocation of the Fund’s investments among Underlying Funds and any other investments may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base.

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Borrowing Risk

The Fund may borrow, for example, to retain liquid assets throughout the Share repurchase period in compliance with Rule 23c-3 under the Investment Company Act, or for investment purposes (i.e., to purchase additional portfolio securities), although the Fund does not anticipate borrowing for investment purposes at this time. The Fund’s borrowings, which may be in the form of a credit facility, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to borrow is dependent upon its ability to establish and maintain an appropriate credit facility. The Fund’s investment portfolio may limit the number of lenders willing to enter into a borrowing arrangement with the Fund, potentially resulting in higher borrowing costs to the Fund or less favorable terms under the arrangement because such securities are higher risk instruments. As a result, the Fund may be required to modify its investment program in order to meet the terms of any borrowing arrangement. If so, the Fund may not meet its investment objectives. Borrowing also will cost the Fund interest expenses and other fees. The cost of borrowing may reduce the Fund’s return. In addition to any more stringent terms imposed by a lender, the Investment Company Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This would allow the Fund to borrow for such purposes an amount equal to as much as 33¹/3% of the value of its total assets (reduced by liabilities and indebtedness except for indebtedness representing senior securities), which is 50% of the value of the Fund’s net assets. The Fund will borrow only if the value of the Fund’s assets, including borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing.

Closed-End Structure/Illiquidity of Shares Risk

The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Shares, and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as “mutual funds,” in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV per share. As a result, Shares in the Fund may not be tendered for repurchase on a daily basis.

The Fund, as a fundamental policy, makes quarterly offers to repurchase at least 5%, and up to 25%, of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee, subject to approval of the Board. However, Shares are significantly less liquid than shares of funds that trade on a stock exchange. The number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. Hence, you may not be able to sell your Shares when and/or in the amount that you desire. If a repurchase offer is oversubscribed by Shareholders holding Shares of the Fund, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for pro-ration may cause some investors to tender more Shares for repurchase than they otherwise would wish to have repurchased. In addition, in extreme cases, the Fund may not be able to complete repurchases due to the fund’s holding of illiquid investments. In that event, you may be able to sell your Shares only if you are able to find an investor willing to purchase your Shares.

Cybersecurity and Operational Risk

Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers, and third-party fund distribution platforms, including the ability of shareholders to transact in the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. A cybersecurity incident could, among other things, result in the loss or theft of shareholder data or funds, shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or financial data, the inability to process Fund transactions, interference with the Fund’s ability to calculate its NAV, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs. The occurrence of any of these problems could result in a loss of information, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance requirements, and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund/Funds, its/their service

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providers or other market participants, such as third-party distribution platforms, which could impact the ability of the Fund/Funds to conduct operations or of shareholders to transact the Fund’s shares.

The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid or mitigate risks that could lead to problems discussed above. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, other Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Recent geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. The Fund cannot control the cybersecurity plans and systems of its service providers, its counterparties, third-party fund distribution platforms, or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.

Inadequate Network of Broker-Dealers Risk

The success of the Fund’s continuous public offering, and correspondingly the Fund’s ability to implement its investment objectives and strategies, depends upon the ability of the Distributor to establish, operate and maintain a network of selected broker-dealers to sell the Shares. If the Distributor fails to perform, the Fund may not be able to raise adequate proceeds through the Fund’s continuous public offering to implement the Fund’s investment objectives and strategies. If the Fund is unsuccessful in implementing its investment objectives and strategies, an investor could lose all or a part of his or her investment in the Fund.

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund should not be relied upon as a complete investment program. The share price of the Fund fluctuates, which means that when you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Legal, Tax and Regulatory Risk

Legal, tax and regulatory changes could occur that may materially and/or adversely affect the Fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. Certain changes have already been proposed, and additional changes are expected. For example, the regulatory and tax environment for derivative instruments in which an Underlying Fund may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially and/or adversely affect the value of derivative instruments held by an Underlying Fund and the ability of an Underlying Fund to pursue its trading strategies.

Similarly, the regulatory environment for leveraged investors is evolving, and changes in the direct or indirect regulation of leveraged investors may materially and/or adversely affect the ability of the Fund or an Underlying Fund to pursue its investment objective or strategies. Increased regulatory oversight and other legislation or regulation could result. Such legislation or regulation could pose additional risks and result in material adverse consequences to the Fund or an Underlying Fund and/or limit potential investment strategies that would have otherwise been used by the Fund in order to seek to obtain higher returns. New or revised laws or regulations may be imposed by the SEC, the Commodity Futures Trading Commission (the “CFTC”), the Internal Revenue Service (the “IRS”), the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the Fund or an Underlying Fund. The Fund or an Underlying Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

The Manager is not registered as a CPO with respect to the Fund in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swaps Dealer and Intermediary Oversight (“Division”) of the CFTC. Pursuant to this letter, the Manager is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exclusion in CFTC Regulation 4.5. In addition, the Manager, on behalf of the Fund, has filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration with respect to the

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Fund. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.

The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

Market Risk

The  Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by  a Fund will increase in value along with the broader market. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last 10-15 years, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters, and  cybersecurity incidents, have led, and in the future may continue to lead, to general instability in world economies and markets and reduced liquidity in securities, which may negatively affect the value of your investment. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause a Fund to sell investments at an inopportune time to meet redemption requests by shareholders and may increase a Fund’s portfolio turnover, which could increase the costs that  a Fund incurs and lower  a Fund’s performance.

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Policies established by the  U.S. government and/or Federal Reserve and economic and political circumstances within the U.S. and abroad, such as inflation, changes in interest rates, recessions, changes in government leadership, a government’s inability to agree on a budget, high public debt, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Recent Market Events Risk

Both  U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, during periods of significant volatility, the risks discussed herein associated with an investment in  a Fund may be increased. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Some countries, including the  U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. The economies of all nations, including the U.S., are subject to the risks of slowing global economic growth, protectionist trade policies, inflationary pressures, limits imposed by international trade and security agreements, political or economic dysfunction, poor consumer sentiment, and reduced demand for goods due to fluctuating commodity prices and currency values, and these risks may create significant market volatility in ways that cannot be foreseen at the present time. These economic risks could have a negative impact on  a Fund’s investments. The U.S. has imposed or threatened to impose tariffs and other trade barriers on imports of certain categories of goods from Canada, Mexico, and European countries. The U.S. also has imposed or threatened to impose tariffs and other trade barriers on imports of certain categories of goods from China, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. These countries have imposed or threatened to impose retaliatory tariffs on U.S. goods. If relations between the U.S. and these and other foreign countries do not improve or continue to deteriorate, markets and individual securities may be severely affected both regionally and globally, and the value of  a Fund’s investments may go down.

The U.S. Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors could stop or reverse such changes. It is difficult to accurately predict the various economic and political factors that influence the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Changes in interest rates could lead to an economic slowdown in the U.S. and abroad, significant market volatility and reduced liquidity in certain sectors of the market. Deteriorating economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, reduce bank balance sheets and cause unexpected changes in interest rates. Any of these could cause an increase in market volatility, reduce liquidity across various sectors or markets or decrease confidence in the markets. Also, regulators have expressed concern that changes in interest rates may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

Tensions, war (including cyber warfare) or open conflict between nations, such as among the United States, Israel and Iran, between Russia and Ukraine, otherwise in the Middle East or in eastern Asia could affect the economies of many nations, including the United States and may contribute to increased volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities and related sanctions and the repercussions of such events, including the potential for cyber warfare, remain uncertain and cannot be predicted. Those events have presented and could continue to present material uncertainty and risk with respect to markets globally, including in the oil and gas markets

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and potentially other industries and sectors, and the performance of  a Fund and its investments or operations could be negatively impacted whether or not  a Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.

Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to  a Fund. The full effect of such regulations is not currently known, and certain regulatory changes could limit  a Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for a Fund to operate, and adversely impact performance. Additionally, it is possible such regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to a Fund.

Further, advancements in technology may also adversely impact market movements and liquidity. For example, the advanced development and increased regulation of artificial intelligence may impact the economy and the performance of  a Fund. As artificial intelligence is used more widely, which can occur relatively rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact issuer and market performance. As a consequence,  a Fund’s holdings and its overall performance could be negatively impacted.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. China’s economy, which has been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. While the Chinese government appears to be taking measures to address these issues, due to the size of China’s economy, the resolution of these issues could impact a number of other countries.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time.

Global climate change potentially may affect property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful storms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

Non-Diversification Risk

Since the Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When the Fund invests in a relatively small number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. When the Fund is non-diversified, its NAV and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund. Investments in securities of a limited number of issuers exposes the Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers. Because the Fund may have a focused portfolio of fewer companies than other funds, including both diversified and non-diversified funds, the increase or decrease of the value of a single investment may have a greater impact on the Fund’s NAV and total return when compared to other funds.

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No Operating History Risk

The Fund is a non-diversified, closed-end management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. The Fund is subject to all the business risks and uncertainties associated with any new business.

Other Investment Companies Risk

To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by shareholders. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

There is a risk that the Fund may be precluded from acquiring an interest in certain Underlying Funds due to regulatory implications under the Investment Company Act or other laws, rules and regulations or may be limited in the amount it can invest in voting securities of Underlying Funds. The Manager also may refrain from including an Underlying Fund in the Fund’s portfolio in order to address adverse regulatory implications that would arise under the Investment Company Act for the Fund if such an investment was made. In addition, the SEC has adopted Rule 18f-4 under the Investment Company Act, which, among other things, may impact the ability of the Fund to enter into unfunded commitment agreements, such as a capital commitment to an Underlying Fund. In addition, the Fund’s ability to invest may be affected by considerations under other laws, rules or regulations. Such regulatory restrictions, including those arising under the Investment Company Act, may cause the Fund to invest in different Underlying Fund than other clients of the Manager.

In addition, the Fund will incur higher and duplicative expenses, including advisory fees, when it invests in shares of registered investment companies, including mutual funds, closed-end funds, and other registered and private investment funds. The Fund may invest in other closed-end funds that are also managed by the Manager. With respect to the Fund’s investments in such funds, the Manager has agreed to reimburse the Fund in the amount of the management fee that would otherwise be charged to the Fund for those investments although the Fund will still pay investment advisory fees to the Underlying Fund’s sub-advisor and non-management fees on its investment in the affiliated Underlying Fund. Rule 12d1-4 under the 1940 Act permits certain types of fund of fund arrangements without reliance on an exemptive order or no-action letters, but also imposes conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. To the extent the Fund relies on Rule 12d1-4, its fund of funds arrangements will be limited by those conditions. The Manager may be subject to potential conflicts of interest with respect to Fund investments in affiliated investment companies. Due to its own financial interest or other business considerations, the Manager may have an incentive to choose to invest a portion of the Fund’s assets in investment companies sponsored or managed by the Manager or its related parties instead of investment companies sponsored or managed by others. The Manager is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds or other investment companies. The Fund will be subject to the risks associated with investments in other investment companies, including but not limited to the following:

•	Closed-end Funds Risk. Because closed-end funds may be listed on an exchange, they may be subject to trading halts, may trade at a discount or premium to their NAV and may not be liquid. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that this market discount may increase, in which case the Fund may suffer realized or unrealized capital losses due to further decline in the market price, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. The lack of an active trading market or the halting of trading in the
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shares of closed-end funds in which the Fund invests may result in losses to the Fund. In addition, the market price of closed-end funds tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger-capitalization companies.

•	Exchange-Traded Funds (“ETFs”) Risk. Because ETFs are listed on an exchange, they may be subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of that index and may not be permitted to sell poorly performing stocks that are included in its index. An actively-managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. Future legislative or regulatory changes, including changes in taxation, could impact the operation of ETFs.

•	Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk.

Repurchase Offers Risk/Interval Fund Risk

As described under “Periodic Repurchase Offers” herein, the Fund is a closed-end investment company structured as an “interval fund” and is designed for long-term investors. Unlike many closed-end investment companies, the Fund’s Shares are not listed on any national securities exchange and are not publicly traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. In order to provide liquidity to Shareholders, the Fund, subject to applicable law, conducts quarterly offers to repurchase its outstanding Shares at NAV per share, reduced by any applicable repurchase fee, subject to approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding Shares at NAV per share, pursuant to Rule 23c-3 under the Investment Company Act. The Fund currently expects to conduct quarterly repurchase offers in the amount of 5% of its outstanding Shares under ordinary circumstances.

The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments (including by borrowing to obtain such investments), which may harm the Fund’s investment performance. Moreover, a reduction in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may increase the Fund’s portfolio turnover, and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV per share. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund may, if necessary, sell investments, and is also permitted to borrow up to the maximum extent permitted under the Investment Company Act to meet such repurchase obligations. If the Fund were to employ leverage for investment purposes, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able to sell a significant amount of additional Shares so as to mitigate these effects.

Repurchase of the Fund’s Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund’s performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). If a repurchase offer is oversubscribed, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A Shareholder may be subject to market and other risks, and the NAV per share of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV per share for tendered Shares is determined. In addition, to the extent the Fund sells

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portfolio holdings in order to fund repurchase requests, the repurchase of Shares by the Fund will be a taxable event for the Shareholders of repurchased shares, and potentially even for Shareholders that do not participate in the repurchase offer.

Subsidiary Risk

By investing in a Subsidiary, the Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The derivatives and other investments held by a Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The principal risks of a Subsidiary are listed in this Prospectus as principal risks of the Fund. There can be no assurance that the investment objective of a Subsidiary will be achieved or that, as a result, the investment objective of the Fund will be achieved. The Subsidiaries are not registered under the Investment Company Act, and, unless otherwise noted in this Prospectus, are not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls any Subsidiary, and the Fund and its Subsidiary are both managed by the Manager pursuant to separate agreements, making it unlikely that a Subsidiary will act contrary to the interests of the Fund and its Shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in a Subsidiary, and the Fund’s role as sole shareholder of it’s a Subsidiary. Changes in the laws of the United States, Delaware and/or the Cayman Islands, under which the Fund and a Subsidiary may be organized, could result in the inability of the Fund and/or a Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its Shareholders. For example, the Cayman Islands government has undertaken not to impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on a subsidiary. If Cayman Islands law changes such that a Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. Rulemaking by the Commodity Futures Trading Commission or other regulatory initiatives may affect the Fund’s ability to use a Subsidiary to pursue its investment strategies. As of the date of this Prospectus, the potential impact of these initiatives on the Fund is uncertain.

Tax Risk and RIC-Related Risks of Investments Generating “Non-Qualifying Income”

Tax risks are associated with an investment in the Fund. The Fund has elected to, and intends to meet the requirements necessary to, qualify as a “regulated investment company” (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”) and intends to qualify each taxable year to be treated as such. In order to qualify for such treatment, the Fund must satisfy, among other requirements, certain ongoing asset diversification requirements. Specifically, the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” Such percentages apply at the time of an investment. The Fund also must derive at least 90% of its gross income for its taxable year from certain types of “qualifying income,” and distribute to its Shareholders at least the sum of 90% of its “investment company taxable income,” as that term is defined in the Code (which include, among other things, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and 90% of its net exempt interest income.

The Fund’s investment strategies will potentially be limited by its intention to annually qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or diversification tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in the law might affect the Fund’s ability to qualify for such treatment. In order to meet its qualifying income and diversification requirements, as well as its income distribution and tax reporting requirements, the Fund will need timely information from the Underlying Funds, which the Underlying Funds might not be able to provide.

If, before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure. The Fund may try to acquire additional investments to come into compliance with the asset diversification test. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because the Fund may not be able to easily dispose of its interests in Underlying Funds. While relevant provisions also afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of

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non-diversified assets, the constraints on the Fund’s disposal of Underlying Funds may limit utilization of this cure period. If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions. See “Federal Income Tax Matters.”

Certain of the Fund’s investments will require it to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in obligations that are treated as having “market discount” and/or original issue discount for federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its Shares or debt securities, or reduce new investments, to obtain the cash needed to make these distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; if the Fund realizes net capital gains from such liquidation transactions, its Shareholders would receive larger capital gain distributions than they would in the absence of such transactions.

Underlying Funds Risk

The Fund’s investments in Underlying Funds that provide exposure to asset-based income investments are subject to a number of risks. The success of the Fund depends in part upon the ability of the Underlying Fund managers to develop and implement strategies that achieve their investment objectives. The Manager does not control the investments or operations of the Underlying Funds. An Underlying Fund manager may employ investment strategies that differ from its past practices and are not fully disclosed to the Manager and that involve risks that are not anticipated by the Manager. Some Underlying Funds may have a limited operating history and some may have limited experience in executing one or more investment strategies to be employed for an Underlying Fund.

Underlying Fund interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly. Some of the Underlying Funds in which the Fund invests may have only limited operating histories. The Manager conducts, and may use third parties to conduct, due diligence on prospective investments. Although the Manager will seek to receive detailed information from each Underlying Fund regarding its business strategy and any performance history, its due diligence may not reveal all matters and issues, material or otherwise, relating to prospective investments, third parties may fail to accurately evaluate proposed investments, and in most cases the Manager will have little or no means of independently verifying this information. The Fund may not have the same amount of information about the identity, value, or performance of the Underly Funds’ investments as such Underlying Funds’ managers. Investment analyses and decisions may be made on an expedited basis to take advantages of investment opportunities. In such cases, the information available may be more limited and there may be insufficient time available to complete typical due diligence processes, thereby potentially increasing the risk of an adverse investment result.

In addition, Underlying Funds may have little or no near-term cash flow available to distribute to investors, including the Fund. Due to the pattern of cash flows in Underlying Funds and the illiquid nature of their investments, investors may see negative returns in the early stages of holding Underlying Funds. As investments are able to realize liquidity events, such as a sale or maturity, positive returns will be realized if the Underlying Fund’s investments are successful.

Underlying Fund interests are ordinarily valued based in part upon valuations provided by the Underlying Fund managers, which may be received on a delayed basis. Certain securities in which the Underlying Funds invest may not have a readily ascertainable market price and are fair valued by the Underlying Fund managers. An Underlying Fund manager may face a conflict of interest in valuing such securities because their values may have an impact on the Underlying Fund manager’s compensation. The Manager will review and perform due diligence on the valuation procedures and monitor the returns provided by the Underlying Funds. However, neither the Manager nor the Board can confirm the accuracy of valuations provided by Underlying Fund managers. Unreliable valuations provided by Underlying Funds could materially adversely affect the value of the Fund’s Shares.

The Fund will pay asset-based fees, and, in most cases, will be subject to performance-based fees in respect of its interests in Underlying Funds. Such fees and performance-based compensation are in addition to any investment

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advisory fee the Underlying Fund charges. In addition, performance-based fees charged by Underlying Fund managers may create incentives for the Underlying Fund managers to make risky investments, and may be payable by the Fund to an Underlying Fund manager based on an Underlying Fund’s positive returns even if the Fund’s overall returns are negative.

Moreover, a shareholder in the Fund will indirectly bear a proportionate share of the fees and expenses of the Underlying Funds, in addition to its proportionate share of the expenses of the Fund. Thus, a shareholder in the Fund may be subject to higher operating expenses than if the shareholder invested in the Underlying Funds directly. In addition, because of the deduction of the fees payable by the Fund to the Manager and other expenses payable directly by the Fund from amounts distributed to the Fund by the Underlying Funds, the returns to a shareholder in the Fund will be lower than the returns to a direct investor in the Underlying Funds. Fees and expenses of the Fund and the Underlying Funds will generally be paid regardless of whether the Fund or Underlying Funds produce positive investment returns. Shareholders could avoid the additional level of fees and expenses of the Fund by investing directly with the Underlying Funds, although access to many Underlying Funds may be limited or unavailable, particularly as a secondary investment, and may not be permitted for investors who do not meet the substantial minimum net worth and other criteria for direct investment in Underlying Funds.

There is a risk that the Fund may be precluded from acquiring an interest in certain Underlying Funds due to regulatory implications under the Investment Company Act or other laws, rules and regulations or may be limited in the amount it can invest in voting securities of Underlying Funds. The Manager also may refrain from including an Underlying Fund in the Fund’s portfolio in order to address adverse regulatory implications that would arise under the Investment Company Act for the Fund if such an investment was made. In addition, the SEC has adopted Rule 18f-4 under the Investment Company Act, which, among other things, may impact the ability of the Fund to enter into unfunded commitment agreements, such as a capital commitment to an Underlying Fund. In addition, the Fund’s ability to invest may be affected by considerations under other laws, rules or regulations.

If the Fund fails to satisfy any capital call by an Underlying Fund in a timely manner, it will typically be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Underlying Fund. Any failure by the Fund to make timely capital contributions may impair the ability of the Fund to pursue its investment program, cause the Fund to be subject to certain penalties from the Underlying Funds or otherwise impair the value of the Fund’s investments.

The governing documents of an Underlying Fund generally are expected to include provisions that would enable the fund sponsor, the manager, or a majority in interest (or higher percentage) of an Underlying Fund’s limited partners or members, under certain circumstances, to terminate the Underlying Fund prior to the end of its stated term. Early termination of an Underlying Fund in which the Fund is invested may result in the Underlying Fund having distributed to it a portfolio of immature and illiquid securities, or the Fund’s inability to invest all of its capital as anticipated, either of which could have a material adverse effect on the performance of the Fund.

Although the Fund will be an investor in an Underlying Fund, shareholders will not themselves be equity holders of that Underlying Fund and will not be entitled to enforce any rights directly against the Underlying Fund or the Underlying Fund manager or assert claims directly against any Underlying Funds, the Underlying Fund managers or their respective affiliates. Shareholders will have no right to receive the information issued by the Underlying Funds that may be available to the Fund as an investor in the Underlying Funds. In addition, Underlying Funds generally are not registered as investment companies under the Investment Company Act; therefore, the Fund, as an investor in Underlying Funds, will not have the benefit of the protections afforded by Investment Company Act. Underlying Fund managers may not be registered as investment advisers under the Advisers Act, in which case the Fund, as an investor in Underlying Funds managed by such Underlying Fund managers, will not have the benefit of certain of the protections afforded by the Advisers Act. Furthermore, there is no guarantee that the information given to the Manager will not be fraudulent, inaccurate or incomplete.

The Fund may not be able to withdraw from an Underlying Fund except at certain designated times, thereby limiting the ability of the Fund to withdraw assets from the Underlying Fund due to poor performance or other reasons (and may incur losses as a result), or may be required to sell such investment regardless of whether it desires to do so. Upon its withdrawal of all or a portion of its interest in an Underlying Fund, the Fund may receive securities that are illiquid or difficult to value.

The managers of Underlying Funds often have broad indemnification rights and limitations on liability. The Fund may also agree to indemnify certain of the Underlying Funds and, subject to certain limitations imposed by the 1940 Act and

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the Securities Act, their underlying managers from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the shares of Underlying Funds.

Undrawn commitments to Underlying Funds generally are not immediately invested. Instead, committed amounts are drawn down by Underlying Funds and invested over time, as underlying investments are identified - a process that may take a period of several years - with limited ability to predict with precision the timing and amount of each Underlying Fund’s drawdowns. During this period, investments made early in an Underlying Fund’s life are often realized (generating distributions) even before the committed capital has been fully drawn. In addition, many Underlying Funds do not draw down 100% of committed capital, and historic trends and practices can inform the Manager as to when it can expect to no longer need to fund capital calls for a particular Underlying Fund. Accordingly, the Manager may make investments and commitments based, in part, on anticipated future capital calls and distributions from Underlying Funds. This may result in the Fund making commitments to Underlying Funds in an aggregate amount that exceeds the total amounts invested by shareholders in the Fund at the time of such commitment (i.e., to “over-commit”). To the extent that the Fund engages in an “over-commitment” strategy, the risk associated with the Fund defaulting on a commitment to an Underlying Fund will increase. The Fund will maintain cash, cash equivalents, borrowings or other liquid assets in sufficient amounts, in the Manager’s judgment, to satisfy capital calls from Underlying Funds.

The Fund intends to invest in Underlying Funds that it believes will generally, and in the aggregate, be managed in a manner consistent with the Fund’s investment objectives and strategies. The Manager will not have any control over the underlying managers of the Underlying Funds, and thus, there can be no assurances that a manager will manage its Underlying Fund in a manner consistent with the Fund’s investment objectives.

Underlying Funds Secondary Investments Risk

Secondary purchases of Underlying Funds involve the acquisition of pre-existing investor commitments to private funds in privately negotiated transactions. When purchasing a secondary, the buyer will agree to purchase an investor’s existing limited partnership position in an Underlying Fund and take on existing obligations to fund future capital calls. The performance of the Fund’s secondary investments will be influenced, in part, by the acquisition price paid, which can be determined through negotiations relying on incomplete or imperfect information. There is a risk that investors who exit a co-investment or an Underlying Fund through a secondary transaction may have access to superior knowledge regarding the value of their investment. As a result, the Fund may end up paying a higher price for a secondary investment compared to what it would have paid if it had the same information. In certain instances, the Fund may acquire certain secondary investments as a portfolio, and in such situations, it may not be feasible for the Fund to selectively exclude investments that the Manager deems less appealing due to commercial, tax, legal, or other considerations. When the Fund acquires an Underlying Fund through a secondary transactions, it is typically not empowered to make modifications or amendments to the constituent documents (e.g., limited partnership agreements) of that secondary Underlying Fund. Accordingly, the Fund will be subject to risks related to the agreements between the Underlying Fund and the limited partner from which the Fund is purchasing the commitment. Additionally, the Fund usually does not have the authority to negotiate the economic terms of the interests it is acquiring except with regard to the acquisition price paid which is negotiated directly with and affected to the sellers of such positions, rather than the underlying general partner of said investment fund(s). Furthermore, it is important to note that the costs and resources necessary for investigating the commercial, tax, and legal aspects of secondary investments may be higher compared to those associated with primary investments. When the Fund acquires an Underlying Fund through a secondary transaction, it may also assume contingent liabilities related to that interest. Specifically, if the seller of the interest has previously received distributions from the relevant Underlying Fund, subsequently, the Underlying Fund demands the return of any portion of those distributions, the Fund (as the purchaser of the interest) may be obliged to pay an equivalent amount to the Underlying Fund. While the Fund may have the option to seek reimbursement from the seller for any funds paid to the Underlying Fund, there is no guarantee that the Fund would possess such a right or succeed in such a claim.

Underlying Funds Fee Risk

Each third-party investment manager to which the Manager allocates assets generally will charge the Fund, as an investor in an underlying Underlying Fund, an asset-based fee, and some or all of the Underlying Fund managers will receive performance-based compensation (either fees or in the form of profit “allocations”). The asset-based fees of the investment managers are generally expected to range from 0% to 4.25% annually of the net assets under their management. The performance compensation to the investment managers is generally expected to range from 0% to

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20% of net profits annually, which can exceed the levels permitted for funds registered under the Investment Company Act. The receipt of performance compensation by an investment manager may create an incentive for an Underlying Fund manager to make investments that are riskier or more speculative than those that might have been made in the absence of such incentive. In addition, because performance compensation will generally be calculated on a basis that includes unrealized appreciation of an Underlying Fund’s assets, such compensation may be greater than if it were based solely on realized gains. Investment managers may receive compensation for positive performance of an Underlying Fund even if the Underlying Fund’s overall returns are negative.

An investment manager to an Underlying Fund will receive any performance compensation to which it is entitled, irrespective of the performance of the other Underlying Funds and the Fund generally. Thus, an investment manager with positive performance may receive performance compensation from the Fund, as an investor in an Underlying Fund, and indirectly from the Fund’s investors, even if the Fund’s overall returns are negative. Investment decisions for the Underlying Funds are made by the investment managers independently of each other and may conflict with each other. Consequently, at any particular time, one Underlying Fund may be purchasing interests in an issuer that at the same time are being sold by another Underlying Fund. Investing by Underlying Funds in this manner could cause the Fund to indirectly incur certain transaction costs without accomplishing any net investment result.

Underlying Funds’ Underlying Investments Risk

The investments made by the Underlying Funds will entail a high degree of risk and in most cases be highly illiquid and difficult to value. The Underlying Funds in which the Fund expects to invest generally will hold asset-based income investments, and accordingly, the Underlying Funds will be subject to the risks associated with these strategies. Unless and until those investments are refinanced, sold or mature, they will remain illiquid. As a general matter, companies in which the Underlying Fund invests may face intense competition, including competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.

An Underlying Fund may focus on a particular industry or sector, which may subject the Underlying Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. Likewise, an Underlying Fund manager may focus on a particular country or geographic region, which may subject the Underlying Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. In addition, Underlying Funds may establish positions in different geographic regions or industries that, depending on market conditions, could experience offsetting returns.

The Fund will not obtain or seek to obtain any control over the management of any portfolio company in which any Underlying Fund may invest. The success of each investment made by an Underlying Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

Further information regarding the risks posed by the portfolio investments of the Underlying Funds is discussed in the following section.

Valuation Risk

This is the risk that a security may be valued at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules and applicable accounting protocols may require the valuation of these investments using more subjective methods, such as fair-value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by others for the same investment. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair valued or a different valuation methodology had been used. The value of foreign securities, certain fixed- income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV.

Valuation of the Fund’s Investment in Underlying Funds Risk

Given the substantial investment by the Fund in Underlying Funds, many of which are expected to be privately placed securities, there is no reliable liquid market available for the purposes of valuing the majority of the Fund’s

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investments. Valuation may require more research, and elements of judgment may play a greater role in the valuation of private securities as compared to public securities because there is less reliable objective data available.

The valuation of the Fund’s investments in Underlying Funds is typically based on valuations provided by Underlying Fund managers on a quarterly basis. Prior to investing in any other investment fund, the Manager will generally conduct a due diligence review of the valuation methodology used by the Underlying Fund. In addition to quarterly valuations provided by the Underlying Fund managers, the Fund undertakes daily valuations and the daily issuance of Shares. A significant portion of an Underlying Fund’s invested securities may lack a readily available market price and, therefore, require fair valuation by the Underlying Fund manager. In this context, the Underlying Fund manager may encounter a conflict of interest when valuing these securities, as their value can impact the manager’s compensation or their capacity to raise additional funds. There are no guarantees or assurances regarding the valuation methodology employed or the adequacy of systems utilized by any Underlying Fund manager. Additionally, there is no assurance regarding the accuracy of valuations provided by the Underlying Fund managers, their compliance with internal policies or procedures for record-keeping and valuation, or the stability of their policies, procedures, and systems without prior notice to the Fund. Consequently, it is possible that an Underlying Fund manager’s valuation of securities may not align with the ultimate realized amount upon the disposition of such securities. The information provided by an Underlying Fund manager may be subject to inaccuracy due to fraudulent activity, misvaluation, or inadvertent errors. It is important to note that the Fund may not identify valuation errors for a significant period of time, if at all. Moreover, the Fund’s compliance with the asset diversification tests under the Internal Revenue Code depends on the fair market values of the Fund’s assets, and, accordingly, a challenge to the valuations ascribed by the Fund could affect its ability to comply with those tests or require it to pay penalty taxes in order to cure a violation thereof.

Valuation Adjustments in Underlying Funds Risk

The Fund calculates its NAV on a daily basis using the quarterly valuations provided by the Underlying Fund managers. However, it is important to note that these valuations may not capture market changes or other events that take place after the end of the quarter. The Manager will adjust the valuation of its holdings in Underlying Funds to account for such events, in accordance with its valuation policies. However, it is important to note that there is no guarantee that the Manager will accurately determine the fair value of these investments. The Manager may encounter a conflict of interest when valuing Underlying Funds, as their value can impact the Manager’s compensation and the Fund’s performance. Furthermore, it is possible that the valuations reported by the Underlying Fund managers may be subject to subsequent adjustments or revisions. Since such adjustments or revisions to the NAV of the Fund are based on information available only at the time of the adjustment or revision, they may not impact the amount of repurchase proceeds received by Shareholders who had their Shares repurchased before these adjustments occurred. Consequently, if the subsequent adjusted valuations from the Underlying Fund managers or revisions to the NAV of an Underlying Fund have an adverse impact on the Fund’s NAV, the remaining outstanding Shares may be negatively affected due to prior repurchases. This may result in a potential benefit for Shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Contrarily, any increases in the NAV resulting from such subsequent adjustments may exclusively benefit the outstanding Shares, potentially disadvantaging Shareholders who had previously had their Shares repurchased at a NAV lower than the adjusted amount. These principles also extend to the purchase of Shares, meaning that new Shareholders may be similarly affected.

Risks Posed by the Underlying Funds’ Portfolio Investments

Asset-Backed Securities Risk

Investments in asset-backed securities are influenced by the factors affecting the assets underlying the securities, including the broader market sector and individual markets. Investments in asset-backed securities are subject to market risks for fixed-income securities which include, but are not limited to, credit risk, interest rate risk, prepayment and extension risk, callable securities risk, valuation risk, liquidity risk, and restricted securities risk. These securities may be more sensitive to changes in interest rates than other types of debt securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. Asset-backed securities are also subject to the risk of a default on the underlying assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When obligations are prepaid and when securities are called, an Underlying Fund may have to

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reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of asset-backed securities may not increase as much as other fixed-income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their loans. A decreased rate of prepayments may lengthen the expected maturity and duration of asset-backed securities, which, in turn, can make these securities more sensitive to changes in interest rates. Therefore, the prices of asset-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, an Underlying Fund may experience additional volatility and losses.

An Underlying Fund’s investments in asset-backed securities are subject to risks associated with the nature of the assets and the servicing of those assets. Certain asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. If a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities, and an Underlying Fund may suffer losses as a result. As such, a decline in the credit quality of and defaults by the issuers of asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to an Underlying Fund. There may be a limited secondary market for certain asset-backed securities, which may make it difficult for an Underlying Fund to sell or realize profits on those securities at favorable times or for favorable prices.

An Underlying Fund may be subject to a wide variety of laws and regulations in the jurisdictions where it operates in respect of its consumer finance activities, including supervision and licensing by numerous governmental entities. These laws and regulations may create significant constraints on an Underlying Fund’s consumer finance investments and result in significant costs related to compliance. Failure to comply with these laws and regulations could impair the ability of an Underlying Fund to continue to make such investments and result in substantial civil and criminal penalties, monetary damages, attorneys’ fees and costs, possible revocation of licenses, and damage to reputation, brand and customer relationships.

The Dodd-Frank Wall Street Reform and Consumer Protection Act imposes significant regulatory oversight on the financial industry and grants the Consumer Financial Protection Bureau extensive rulemaking and enforcement authority, all of which may substantially impact an Underlying Fund’s consumer finance investments.

An Underlying Fund may also invest in other consumer debt and specialty finance markets, including, but not limited to, credit card receivables, asset-backed regulatory relief transactions, litigation finance, royalty transactions, equipment (e.g., renewable energy, construction, information technology, medical, logistics) and insurance-linked contracts. If certain consumer loan contracts do not comply with U.S. federal and state consumer financial protection laws, the servicer may be prevented from or delayed in collecting the loan contract. Also, some of these laws may provide that the assignee of a consumer contract (such as the issuing entity) is liable to the obligor for any failure of the contract to comply with these laws. This could result in delays in payment or losses on such loan contracts.

•	Corporate Asset-Based Credit Risks. An Underlying Fund may invest in asset-based corporate credit secured by real estate, equipment, receivables, inventory and intellectual property rights. A fundamental risk associated with an Underlying Fund’s investments in asset-based corporate credit is that the companies in whose debt an Underlying Fund invests will be unable to make regular payments (e.g., principal and interest payments) when due, or at all, or otherwise fail to perform. A number of factors may impact the failure of such companies to make payments on their loans, such as, among other factors, (i) an adverse development in their business, (ii) an economic downturn, (iii) poor performance by their management teams, (iv) legal, tax or regulatory changes, (v) a change in the competitive environment, or (vi) a force majeure event. The companies may be operating at a loss or have significant variations in operating results, or may otherwise be experiencing financial distress even when an Underlying Fund manager expects them to remain stable. Additionally, the companies may require substantial additional capital to support their operations or to maintain their competitive position and as a result of that may become highly leveraged.
•	Equipment Trust Certificates (“ETCs”) and Enhanced Equipment Trust Certificates (“EETCs”) Risk. ETCs and EETCs are types of asset-backed securities that generally represent undivided fractional interests in a trust whose assets consist of a pool of equipment retail installment contracts or leased equipment. EETCs are similar to ETCs, except that the securities have been divided into two or more classes, each with different payment priorities and asset claims. ETCs and EETCs are typically issued by specially-created trusts established by airlines, railroads, or other transportation firms. The assets of ETCs and EETCs are used to
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purchase equipment, such as airplanes, railroad cars, or other equipment, which may in turn serve as collateral for the related issue of the ETCs or EETCs, and the title to such equipment is held in trust for the holders of the issue. The equipment generally is leased from the specially-created trust by the airline, railroad or other firm, which makes rental or lease payments to the specially-created trust to provide cash flow for payments to ETC and EETC holders. Holders of ETCs and EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee firm or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the ETCs or EETCs. ETCs and EETCs are subject to the risk that the lessee or payee defaults on its payments, and risks related to potential declines in the value of the equipment that serves as collateral for the issue. ETCs and EETCs are generally regarded as obligations of the company that is leasing the equipment and may be shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principles. The lessee company, however, does not own the equipment until all the certificates are redeemed and paid. In the event the company defaults under its lease, the trustee may terminate the lease. If another lessee is not available, then payments on the certificates would cease until another lessee is available.

Availability of Investment Opportunities and Competition Risk

The activity of identifying, completing and realizing the types of investment opportunities targeted by the Underlying Funds is highly competitive and involves a significant degree of uncertainty. The Underlying Funds compete for investment opportunities with other investment companies and private investment vehicles, as well as the public debt markets, individuals and financial institutions, including investment banks, commercial banks and insurance companies, business development companies, strategic industry acquirers, hedge funds and other institutional investors, investing directly or through affiliates. Over the past several years, a number of such investment vehicles have been formed (and many such existing entities have grown in size). Additional entities with a similar investment objective may be formed in the future by other unrelated parties. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number of opportunities available to the Underlying Funds and, correspondingly, to an Underlying Fund. Such supply-side competition may adversely affect the terms upon which investments can be made by the Underlying Funds. Moreover, transaction sponsors unaffiliated with an Underlying Fund may be reluctant to present investment opportunities to an Underlying Fund because of its affiliation with the sponsor or investment adviser of such Underlying Fund, and its lack of affiliation with the transaction sponsor. There can be no assurance that the Underlying Funds will be able to locate and complete investments which satisfy an Underlying Fund’s investment objective or to realize upon their values.

Collateralized Debt Obligations (“CDOs”) Risk

CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), CLOs and other similarly structured securities. A CBO is a trust which may be backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans or other types of subordinate loans, and mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans and including loans that may be covenant-lite. The cash flows from the CDO or CBO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but are generally safer investments than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, would attract the highest interest rates but suffer the highest risk of loss should the holder of an underlying loan default. If some loans default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.

Collateralized Loan Obligation (“CLOs”) Risk

The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the instrument in which an Underlying Fund invests. An Underlying Fund may invest in CLOs collateralized by bank

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loans. Therefore, the CLOs in which an Underlying Fund invests will be subject to loan interests risk. An Underlying Fund’s investments in CLOs and other similarly structured investments may expose an Underlying Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk. In addition to these risks, CLOs may carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that an Underlying Fund may invest in CLOs that are subordinate to other classes; (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the possibility that CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of an Underlying Fund. CLOs can be difficult to value and may be highly leveraged (which could make them highly volatile).

In addition, CLOs normally are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized as illiquid securities and may have limited independent pricing transparency. An Underlying Fund’s interest in CLO securities may be less liquid than the loans held by the CLO itself; thus, it may be more difficult for an Underlying Fund to dispose of CLO securities than it would be for an Underlying Fund to dispose of loans if it held such loans directly. However, an active dealer market may exist for CLOs, allowing them to qualify for the Rule 144A “safe harbor” from the registration requirements of the Securities Act for transactions in such securities with qualified institutional buyers. The cash flows from a CLO are split into two or more portions, called tranches, each with a different yield and risk/return profile. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Commodities Risk

An Underlying Fund’s investments in commodities or commodity-linked derivative instruments may subject an Underlying Fund to greater volatility than investments in traditional securities. The value of commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, commodity price volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in supply and demand, resource availability, speculation in the commodities markets, drought, floods, weather, livestock disease, pandemics, embargoes, tariffs, war, acts of terrorism and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts and swaps, than on traditional securities.

Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials. In the commodity markets there are often costs of physical storage associated with purchasing the underlying commodity. The price of a commodity-linked derivative will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while an Underlying Fund holds a derivative on that commodity, the value of the derivative may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts to lock in the price of the commodity at delivery in the future. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity.

The changing nature of the hedgers and speculators in the commodities markets will influence whether the prices of commodity-linked derivatives are above or below the expected future spot price, which can have significant implications for an Underlying Fund. No active trading market may exist for certain commodities investments. An Underlying Fund’s investments in commodity-related instruments may lead to losses in excess of an Underlying

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Fund’s investment in such products, as some commodity-linked derivatives can have the potential for unlimited losses. Such losses can significantly and adversely affect the NAV per share of an Underlying Fund and, consequently, a shareholder’s interest in an Underlying Fund. Because an Underlying Fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of an Underlying Fund’s shares. Additionally, rulemaking by the CFTC may affect an Underlying Fund’s use of commodities to pursue its investment strategies or result in an increase in an Underlying Fund’s expenses. An Underlying Fund may invest significantly in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, an Underlying Fund may be more susceptible to risks associated with those sectors.

Confidential Information Access Risk

In managing an Underlying Fund or other client assets, an Underlying Fund manager may be in possession of material non-public information about the issuers of certain investments, including, without limit, loans, high-yield bonds and related investments being considered for acquisition by an Underlying Fund or held in the Underlying Fund’s portfolio. For example, an issuer of privately placed loans considered by an Underlying Fund may offer to provide an Underlying Fund manager with financial information and related documentation regarding the issuer that is not publicly available. Because of prohibitions on trading in securities of issuers while in possession of such information, an Underlying Fund might be unable, potentially for a substantial period of time, to enter into a transaction in a security of that issuer when it would otherwise be advantageous to do so. In such circumstances, an Underlying Fund may be disadvantaged in comparison to other investors, including with respect to the price an Underlying Fund pays or receives when it buys or sells an investment. Pursuant to applicable policies and procedures, an Underlying Fund manager may, but is not required to, seek to avoid receipt of confidential information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of an Underlying Fund. Further, an Underlying Fund manager’s and the Underlying Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available confidential information. An Underlying Fund manager may also determine to receive such confidential information in certain circumstances under its applicable policies and procedures.

Convertible Securities Risk

The conversion value of a convertible security, including a convertible preferred security, is the market value that would be received if the convertible were converted to its underlying common stock. The value of a convertible security typically increases or decreases with the price of the underlying common stock. When conversion value is substantially below investment value, the convertible’s price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible’s price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. In general, a convertible security is subject to the market risks of stocks, and its price may be as volatile as that of the underlying stock when the underlying stock’s price is high relative to the conversion price. A convertible security also is subject to the market risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk, and there is a risk that the credit standing of the issuer may have an effect on the convertible security’s investment value. Because their value can be influenced by many different factors, convertible securities generally have less potential for gain or loss than the underlying common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible at the option of the holder. Many convertible securities have credit ratings that are below investment grade (commonly known as “junk bonds”) and are subject to the same risks as an investment in lower-rated debt securities. Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities — that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and an Underlying Fund could lose its entire investment. In addition, to the extent an Underlying Fund invests in convertible securities issued by small- or mid-capitalization companies, it will be subject to the risks of investing in such companies. The stocks of small- and mid-capitalization companies may fluctuate more widely in price than the market as a whole and there may also be less trading in small- or mid-capitalization stocks. In addition,

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to the extent an Underlying Fund invests in convertible securities issued by mid-capitalization companies, it will be subject to the market risks of investing in such companies. The stocks of mid-capitalization companies may fluctuate more widely in price than the market as a whole and there may also be less trading in mid-capitalization stocks.

Counterparty Risk

An Underlying Fund is subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by an Underlying Fund. In the event that an Underlying Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and an Underlying Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, an Underlying Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If an Underlying Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, an Underlying Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to any underlying security or asset. An Underlying Fund may be subject to the risk of loss of Underlying Fund assets on deposit or being settled or cleared with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of an Underlying Fund, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty. Upon the bankruptcy, insolvency or liquidation of any counterparty, the investor may be deemed to be a general, unsecured creditor of such counterparty and could suffer a total loss with respect to any positions and/or transactions with such counterparty. Certain counterparties may have general custody of, or title to, an Underlying Fund’s assets (including, without limitation, the custodian). An Underlying Fund may have limited or no restrictions on dealing with any particular counterparty or from concentrating any or all of its transactions with one or a limited number of counterparties. An Underlying Fund may obtain only a limited recovery or may obtain no recovery in the above circumstances. Such events would have an adverse effect on the NAV per share of an Underlying Fund.

Derivatives Risk

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. An Underlying Fund may use derivatives to enhance total return of its portfolio, to hedge against fluctuations in interest rates or currency exchange rates, to change the effective duration of its portfolio, or to manage certain investment risks or for exposure to a market as a substitute for the purchase or sale of the underlying currencies or securities. An Underlying Fund may also hold derivative instruments to obtain economic exposure to an issuer without directly holding its securities. Derivatives may involve significant risk. The use of derivative instruments may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those securities. Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If an Underlying Fund manager incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for an Underlying Fund, an Underlying Fund could lose money. In addition, leverage embedded in a derivative instrument can expose an Underlying Fund to greater risk and increase its costs. Gains or losses in the value of a derivative instrument may be magnified and be much greater than the derivative’s original cost (generally the initial margin deposit). There may also be material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of an Underlying Fund’s initial investment. As a result, an Underlying Fund could lose more than the amount it invests. The use of derivatives may also increase any adverse effects resulting from the underperformance of strategies, asset classes and market exposures to which an Underlying Fund has allocated its assets. Derivatives may at times be illiquid and may be more volatile than other types of investments. An Underlying Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Certain derivatives may also be difficult to value, and valuation may be more difficult in times of market turmoil.

Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, an Underlying Fund may not recover its investment or may only obtain

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a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose an Underlying Fund to greater losses in the event of a default by a counterparty. Derivatives transactions requiring an Underlying Fund to post collateral may expose an Underlying Fund to greater losses in the event of a default by a counterparty. Certain derivatives require an Underlying Fund to post margin to secure its future obligation; if an Underlying Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements at a time when it may be disadvantageous to do so. An Underlying Fund’s use of derivatives also may create financial leverage, which may result in losses that exceed the amount originally invested and accelerate the rate of losses. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. An Underlying Fund may buy or sell derivatives not traded on organized exchanges or enter into transactions that are not cleared through clearing organizations. These types of transactions may be subject to heightened counterparty, liquidity and valuation risks.

Suitable derivatives may not be available in all circumstances, and there can be no assurance that an Underlying Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, an Underlying Fund manager may wish to retain an Underlying Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. Although an Underlying Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had an Underlying Fund not used the hedging instruments. An Underlying Fund may not hedge certain risks in particular situations, even if suitable instruments are available.

An Underlying Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations. For example, the CFTC and the designated contract markets have established position limits for certain futures and options contracts, which may restrict the ability of an Underlying Fund, or Underlying Fund manager entering trades on an Underlying Fund’s behalf, to make certain trading decisions. Rule 18f-4 places limits on the use of derivatives by registered investment companies. An Underlying Fund that relies on Rule 18f-4 is required to comply with limits on the amount of leverage-related risk that an Underlying Fund may obtain, and may also be required to adopt and implement a derivatives risk management program and designate a derivatives risk manager or adopt policies and procedures designed to manage an Underlying Fund derivatives risks.

Ongoing changes to the regulation of derivatives markets and changes in the regulation of funds using derivative instruments could limit an Underlying Fund’s ability to pursue its investment strategies. New regulation may make derivatives more costly, may limit their availability, may disrupt markets, or may otherwise adversely affect their value or performance. Recent rule changes provide for central clearing of derivatives that in the past were traded exclusively over-the-counter and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

Credit Risk

An Underlying Fund is subject to the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction, may fail, or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations or default completely. There are varying degrees of credit risk, depending on the financial condition of an issuer, guarantor, or counterparty, as well as the terms of an obligation, which may be reflected in the credit rating of the issuer, guarantor, or counterparty. The strategies utilized by an Underlying Fund manager require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. An Underlying Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality, are not a guarantee of future credit performance of such securities, are not a guarantee

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of quality and do not protect against a decline in the value of a security. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. A decline in the credit rating of an individual security held by an Underlying Fund may have an adverse impact on its price and may make it difficult for an Underlying Fund to sell it. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of an Underlying Fund’s securities, could affect an Underlying Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Emerging Markets Risk

When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, the risks associated with investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political and economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities clearing and settlement procedures; and significant limitations on investor rights and recourse. The economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and less reliable clearance and settlement, registration, and custodial procedures. In addition, there may be less publicly available or less reliable information about issuers in emerging markets than would be available about issuers in more developed capital markets, which can impede an Underlying Fund manager’s ability to accurately evaluate foreign securities. Such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain emerging market countries, fraud and corruption may be more prevalent than in developed market countries, and investor protections may be more limited than those in other countries. It may be difficult to obtain or enforce legal judgments against non-U.S. companies and non-U.S. persons in foreign jurisdictions, either through the foreign judicial system or

Foreign Exposure Risk

Exposure to non-U.S. issuers carries potential risks not associated with exposure to U.S. issuers. Such risks may include, but are not limited to: (1) political and financial instability, (2) less liquidity, (3) greater volatility, and (4) different government regulation of issuers. To the extent an Underlying Fund exposes a significant portion of its assets to securities of non-U.S. issuers domiciled in a single country or region, it is more likely to be affected by events or conditions of that country or region. An Underlying Fund’s exposure to a non-U.S. issuer may subject an Underlying Fund to regulatory, political, currency, security, economic and other risks associated with that country, including tariffs, trade disputes or the imposition of economic and other sanctions by the U.S. or another country against a particular country, as well as competition from subsidized foreign competitors with lower production costs. There may be restrictions on the flow of international capital, including the possible seizure or nationalization of the assets of non-U.S. issuers to which an Underlying Fund is exposed. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Geographic Concentration Risk

From time to time, based on market or economic conditions, an Underlying Fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, political, business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on an Underlying Fund’s performance. Investing in such a manner could cause an Underlying Fund’s performance to be

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more volatile than the performance of more geographically diverse funds. The economies and financial markets of certain countries or regions can be highly interdependent. Therefore, a decline in the economies or financial markets of one country or region may adversely affect the economies or financial markets of another.

•	European Securities Risk. An Underlying Fund’s performance may be affected by political, social and economic conditions in Europe, such as growth of economic output (the gross national product of the countries in the region), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries, interest rates in European countries, monetary exchange rates between European countries, and conflict between European countries. Most developed countries in Western Europe are members of the European Union (“EU”) and many are also members of the Economic and Monetary Union (“EMU” or “Eurozone”). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply.

While certain EU countries continue to use their own currency, Eurozone countries use the Euro as their currency. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the Euro and the currencies of other EU countries which are not in the Eurozone, the threat of default or actual default by one or more EU member states on its sovereign debt, and/or an economic recession in one or more EU member states may have a significant adverse effect on the economies of other EU member states and their trading partners, including non-EU European countries. A breakup of the Eurozone, particularly a disorderly breakup, would pose special challenges for the financial markets and could lead to exchange controls and/or market closures. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries.

The European financial markets have experienced and may continue to experience volatility and adverse trends due to concerns relating to economic downturns; rising government debt levels and the possible default on government debt; national unemployment in several European countries; public health crises; political unrest; economic sanctions; inflation; energy crises; the future of the Euro as a common currency; and war and military conflict, such as the Russian invasion of Ukraine. These events have affected the exchange rate of the Euro and may continue to significantly affect European countries. Responses to financial problems by European governments, central banks, and others, including austerity measures, interest rate rises and other reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or may have unintended consequences. Many European nations are susceptible to economic risks associated with high levels of debt. Non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts, and other issuers have faced difficulties obtaining credit or refinancing existing obligations. A default or debt restructuring by any European country could adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries. Such a default or debt restructuring could affect exposures to other European countries and their companies as well. In addition, issuers have faced difficulties obtaining credit or refinancing existing obligations, and financial markets have experienced extreme volatility and declines in asset values and liquidity. Furthermore, certain European countries have had to accept assistance from supranational agencies such as the International Monetary Fund, the European Stability Mechanism or others. There can be no assurance that any creditors or supranational agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these creditors.

The United Kingdom has withdrawn from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro. These events and actions have affected, and may in the future affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-EU member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

The national politics of European countries have been unpredictable and subject to influence by disruptive political groups and ideologies. European governments may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in

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sudden and significant investment losses. Russia’s war with Ukraine has negatively impacted European economic activity. The effects on the economies of European countries of the Russia/Ukraine war and Russia’s response to sanctions imposed by the U.S., the EU, UK and others are impossible to predict but have been and could continue to be significant and have a severe adverse impact on the region, including significant impacts on the regional, European, and global economies and the markets for certain securities and commodities, such as oil and natural gas. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing certain commodity prices to record highs. Also, both wholesale energy prices and energy prices charged to consumers in Europe have increased significantly.

•	United Kingdom Securities Risk. An Underlying Fund’s exposure to issuers located in, or with economic ties to, the United Kingdom, could expose an Underlying Fund to risks associated with investments in the United Kingdom to a greater extent than more geographically diverse funds. Investments in United Kingdom issuers may subject an Underlying Fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the United Kingdom economy may be impacted by changes to the economic condition of the United States and other European countries.

Increasing commodity prices and rising inflation levels caused or exacerbated by the war between Russia and Ukraine recently prompted the United Kingdom government to implement significant policy changes. It is difficult to predict what effects such policies (or the suggestion of such policies) may have and the duration of those effects, which may last for extended periods. These effects may negatively impact broad segments of business and the population and have a significant and rapid negative impact on the performance of an Underlying Fund’s investments. In September 2022, the unexpected announcement by the United Kingdom government to propose spending pledges and tax cuts as part of the mini-budget, caused government bond prices to fall sharply, sparking a liquidity and valuation crisis among certain pension funds, and a fear that interest rates might rise at a faster rate than had been anticipated. The Bank of England subsequently launched an emergency intervention to stabilize the United Kingdom’s economy. The uncertainty also resulted in the British pound sterling falling to a historic low against the dollar, though there was some recovery shortly thereafter. The United Kingdom’s government subsequently reversed proposing some of the spending pledges and tax cuts; however, there continues to be considerable uncertainty surrounding these plans, which may continue to have a destabilizing effect on the United Kingdom economy.

Additionally, the transitional period following the United Kingdom’s departure from the European Union (commonly referred to as “Brexit”) ended on December 31, 2020 and European Union law ceased to have effect in the United Kingdom except to the extent retained by the United Kingdom by unilateral act. The United Kingdom and the European Union then reached a trade agreement that was ratified by all applicable United Kingdom and European Union governmental bodies. The economic effects of Brexit, including certain negative impacts on the ability of the United Kingdom to trade seamlessly with the European Union, are becoming clearer but some political, regulatory and commercial uncertainty in relation to the longer term impacts nevertheless remains to be resolved. Accordingly, there remains a risk that the aftermath of Brexit, including its ongoing effect on the United Kingdom’s relationships with other countries, including the United States, and with the European Union, may negatively impact the value of investments held by an Underlying Fund. A depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar could adversely affect an Underlying Fund’s investments denominated in British pound sterling or Euros regardless of the performance of the underlying issuer.

High-Yield Securities Risk

Exposure to high-yield securities (commonly referred to as “junk bonds’’) generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, issuers of high-yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price an Underlying Fund desires. High-yield securities are considered to be speculative with respect to an issuer’s

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ability to pay interest and principal and carry a greater risk that issuers of lower- rated securities will default on the timely payment of principal or interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case an Underlying Fund may lose its entire investment. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. The lower rating of certain high-yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by credit rating agencies in their ratings of a fixed- income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high-yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, an Underlying Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for an Underlying Fund may have to be adjusted in the event of default. In the event of an issuer’s default, an Underlying Fund may write off prior income accruals for that issuer, resulting in a reduction in an Underlying Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default.

The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of such securities, especially in a thinly traded or illiquid market. To the extent an Underlying Fund owns or may acquire illiquid or restricted high-yield securities or unrated securities of comparable quality, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties.

Illiquid Securities Risk

An Underlying Fund may invest in illiquid investments, which may be difficult or impossible to sell at the time that an Underlying Fund would like or at the price that an Underlying Fund believes the security is currently worth. At any given time, an Underlying Fund’s portfolio may be substantially illiquid.

An Underlying Fund may be subject to significant delays in disposing of illiquid securities, which may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. An Underlying Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to an Underlying Fund. An Underlying Fund may be unable to sell its investments, even under circumstances when an Underlying Fund manager believes it would be in the best interests of the Underlying Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which an Underlying Fund is able to sell such instruments. Furthermore, as a result of such potential illiquidity, an Underlying Fund may have to sell other investments or engage in borrowing transactions, if necessary, to raise cash to meet its obligations. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which an Underlying Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

Intellectual Property Rights Risk

The success of an Underlying Fund’s investments based on intellectual property rights will frequently depend, at least in part, on the existence of valid and enforceable claims of issued patents and/or claims in pending patent applications in the United States and elsewhere throughout the world, and/or possibly on other forms of registered and/or unregistered intellectual property rights. For instance, in the case of royalty investments, an Underlying Fund’s right to receive payments will depend on the sales of products covered by such intellectual property rights. The patents, patent applications, and/or other intellectual property rights on which these royalty streams or other investments

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depend may be challenged, invalidated, rendered unenforceable or otherwise compromised. By way of example only, there can be no assurance that a third party will not assert ownership or other rights in or to any such patents, patent applications or other intellectual property, or that any patent applications on which royalty streams or other investments may depend will proceed to grant. Similarly, there can be no assurance that, in the context of a patent challenge or otherwise, evidence such as prior art references, will not be uncovered that could have an adverse effect on the scope, validity or enforceability of any of the patents or on the patentability of any of the patent applications on which the royalty streams or other investments depend. Any challenge or other compromise of the patents, patent applications or other intellectual property rights on which the royalty streams or other investments depend may adversely affect the performance of an Underlying Fund.

Challenges to patent rights on which the royalty streams, and possibly other investments, may come from licensees as well as third parties. Pursuant to prior legal precedent, a licensee need not terminate its license agreement before seeking a declaratory judgment in federal court that the underlying patent is invalid, unenforceable, or not infringed. Therefore, there can be no assurance that a licensee paying royalties contributing to the royalty streams will not challenge patent rights on which those royalties are based. While the value of an Underlying Fund’s investments, including royalty streams may be highly dependent on the prosecution, maintenance, defense and/or enforcement of the patents, patent applications and other intellectual property rights, in most, if not all cases, an Underlying Fund has no ability to control these activities and must rely on the willingness and ability of the licensor or its designee to undertake these activities. It is anticipated that the licensor or its designee will be in the best position to prosecute, maintain, enforce and/or defend the underlying patent and other intellectual property rights and that the licensor or its designee will have the requisite business and financial motivation to do so. However, there can be no assurance that these third parties will seek to vigorously prosecute, maintain, enforce or defend such rights, or that their efforts to do so will be successful. Any failure to successfully prosecute, maintain, enforce or defend such rights could have a material adverse effect on the respective investment and on an Underlying Fund. An Underlying Fund may not have the ability to participate in patent or other proceedings brought by or against the licensor or its designee, and if it does, an Underlying Fund could incur substantial litigation costs.

Legislative, judicial and/or regulatory changes could occur during the term of an Underlying Fund with respect to intellectual property matters that may adversely affect its ability to derive income from the royalty streams and other investments. By way of example only, in the United States, patent reform legislation is pending, that among other things, potentially could create additional risks with respect to validity and/or enforceability of patents. Rights to receive payments in respect of royalty streams typically have limited terms that are generally not subject to extension. Following the termination or expiration of the licensed intellectual property rights, or the termination or expiration of the license or contractual right to receive payments under any agreement pursuant to which an Underlying Fund has the right to receive payments, an Underlying Fund may not receive any further revenue. There also is a risk that disputes may arise with respect to the license agreements pertaining to the patents, patent applications and/or other intellectual property rights on which the royalty streams depend that adversely affect an Underlying Fund’s right or ability to collect payments.

Interest Rate Risk

Investments in fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. Generally, the value of investments with interest rate risk, such as fixed-income securities or derivatives, will move in the opposite direction as movements in interest rates. For example, the value of an Underlying Fund’s fixed-income investments or derivatives typically will fall when interest rates rise. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of an Underlying Fund’s investments to decline. Additionally, the value of income-oriented equity securities that pay dividends may decline when interest rates rise, as rising interest rates can reduce companies’ profitability and their ability to pay dividends. Rising interest rates can reduce companies’ profitability and their ability to pay dividends. Interest rate increases, including significant or rapid increases, may result in a decline in the value of bonds or derivatives held by an Underlying Fund, make issuers less willing or able to make principal and interest payments on fixed-income investments when due, lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments, any of which may result in substantial losses to an Underlying Fund. When interest rates decline, issuers may prepay higher-yielding securities held by an Underlying Fund, resulting in an Underlying Fund reinvesting in securities with lower yields, which may cause a decline in its income. Interest rate changes may have a more pronounced effect on the market value of fixed-rate instruments than

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on floating-rate instruments. The value of floating rate and variable securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The prices of fixed-income securities or derivatives are also affected by their durations. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than fixed-income securities with shorter durations. Rising interest rates may cause the value of an Underlying Fund’s investments in investments with longer durations and terms to maturity to decline, which may adversely affect the value of an Underlying Fund. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. Yields of fixed-income securities will fluctuate over time. In addition, decreases in fixed-income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads, and less transparent pricing in certain fixed-income markets. Negative interest rates may become more prevalent among U.S. and foreign issuers. To the extent an Underlying Fund holds an investment with a negative interest rate to maturity, an Underlying Fund may generate a negative return on that investment. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Underlying Fund performance to the extent an Underlying Fund is exposed to such interest rates.

An Underlying Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Issuer Risk

The value of, and/or the return generated by, a security held by an Underlying Fund may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall. An individual security may be more volatile, and may perform differently, than the market as a whole.

Leverage Risk

An Underlying Fund’s use of leverage creates the opportunity for increased returns in an Underlying Fund, but it also creates special risks. To the extent used, there is no assurance that an Underlying Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose an Underlying Fund to greater risk and increased costs. Interest or other expenses payable by an Underlying Fund with respect to its leverage (or distributions payable with respect to any outstanding preferred shares) will generally be based on shorter-term interest rates that would be periodically reset. So long as an Underlying Fund’s portfolio investments provide a higher rate of return (net of applicable Underlying Fund expenses) than the interest rates and other costs to an Underlying Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher distributions to shareholders than if an Underlying Fund were not so leveraged. If, however, the cost of obtaining leverage rises relative to the rate of return on an Underlying Fund’s portfolio, the interest and other costs of leverage to an Underlying Fund (including interest expenses on borrowings and the distribution rate on any outstanding preferred shares) could exceed the rate of return on the debt obligations and other investments held by an Underlying Fund, thereby reducing return to shareholders. In addition, fees and expenses of any form of leverage used by an Underlying Fund will be borne entirely by the shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the shares. Therefore, there can be no assurance that an Underlying Fund’s use of leverage will result in a higher return on the shares, and it may result in losses.

An Underlying Fund may create leverage directly or indirectly by engaging in borrowing for other than temporary or emergency purposes, investing in certain derivatives including total return swaps (including contracts for difference), credit default swaps, and forward currency contracts (including non-deliverable forwards), engaging in forward-commitment transactions, such as when-issued and delayed-delivery transactions, or entering into reverse repurchase agreements. An Underlying Fund’s use of such transactions gives rise to associated leverage risks described above, and may adversely affect an Underlying Fund’s income, distributions and total return to shareholders. An Underlying Fund may attempt to offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any offsetting positions do not correlate with one another as expected, an Underlying Fund may perform as if it is leveraged through use of these derivatives strategies.

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The fees received by an Underlying Fund manager are generally based on the average daily managed assets of an Underlying Fund (which include any assets attributable to leverage). Therefore, an Underlying Fund manager has a financial incentive to cause an Underlying Fund to use leverage (e.g., borrowings) or to issue preferred shares, which may create a conflict of interest between an Underlying Fund, on the one hand, and the shareholders of the Underlying Fund, such as the Fund, on the other hand. An Underlying Fund may face additional risks, depending on the type of leverage used. See, e.g., “Counterparty Risk.”

Liquidity Risk

The Underlying Funds may invest in securities of any market capitalization and may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price or in a timely manner. Further, the Underlying Funds may make investments that may become less liquid in response to market developments or geopolitical events such as sanctions, trading halts or wars, or adverse investor perceptions. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. In addition, it may be more difficult for the Underlying Funds to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. The Underlying Funds may purchase securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by an Underlying Fund, could affect adversely the marketability of certain Rule 144A securities, and the Underlying Fund might be unable to dispose of such securities promptly or at reasonable prices. To the extent that liquid Rule 144A securities held by an Underlying Fund become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the assets invested in illiquid assets would increase and the fair value of such investments may become not readily determinable. In addition, if for any reason an Underlying Fund is required to liquidate all or a portion of a portfolio quickly, such portfolio may realize significantly less than the fair value at which it previously recorded these investments. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over the counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale. The market prices, if any, for such illiquid investments tend to be volatile and may not be readily ascertainable and an Underlying Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. Because of valuation uncertainty, the fair values of such illiquid investments reflected in the NAV of Underlying Funds attributable to such investment may not necessarily reflect the prices that would actually be obtained by Underlying Funds when such investments are realized. If the realization occurs at a price that is significantly lower than the NAV attributable to such investment, the Underlying Fund will suffer a loss. Moreover, securities in which an Underlying Fund may invest include those that are not listed on a stock exchange or traded in an over-the-counter market. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. The size of an Underlying Funds’ position may magnify the effect of a decrease in market liquidity for such instruments. Changes in overall market leverage, deleveraging as a consequence of a decision by the counterparties with which an Underlying Fund enters into repurchase/reverse repurchase agreements or derivative transactions to reduce the level of leverage available, or the liquidation by other market participants of the same or similar positions, may also adversely affect an Underlying Fund’s portfolio.

Loan Interests Risk

In making investments in loans that are made by banks or other financial intermediaries to borrowers, an Underlying Fund will depend primarily on the creditworthiness of the borrower for payment of principal and interest, and will also rely on the financial institution to make principal and interest payments to an Underlying Fund once it receives payment on the underlying loan or to pursue appropriate remedies against a borrower in the event that the borrower defaults, which may expose an Underlying Fund to the credit risk of both the financial institution that made the loan and the underlying borrower. The market for bank loans may not be highly liquid, and an Underlying Fund may have difficulty selling them. Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding an Underlying Fund’s ability

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to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of an Underlying Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require an Underlying Fund to sell them at prices that are less than what an Underlying Fund regards as their fair market value, which would cause a material decline in an Underlying Fund’s NAV and may make it difficult to value such loans. Accordingly, loan interests may at times be illiquid.

Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may make bank loans more difficult to sell at an advantageous time or price than other types of securities or instruments. There may be less readily available information about loans. It may be difficult for an Underlying Fund to obtain an accurate picture of a lending bank’s financial condition. Loan interests may not be considered “securities,” and purchasers, such as an Underlying Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. An Underlying Fund also may be in possession of material non- public information about a borrower as a result of its ownership of a loan instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, an Underlying Fund might be unable to enter into a transaction in a security of that borrower when it would otherwise be advantageous to do so. Any steps taken to ensure that an Underlying Fund does not receive material non-public information about a security may have the effect of causing an Underlying Fund to have less information than other investors about certain interests in which it seeks to invest. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets, although many covenants may be waived or modified with the consent of a certain percentage of the holders of the loans even if an Underlying Fund does not consent.

There is a risk that the value of any collateral securing a loan in which an Underlying Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, an Underlying Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws, or may be depleted by the interests of more senior lenders. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which an Underlying Fund has an interest. In addition, if a secured loan is foreclosed, an Underlying Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. An Underlying Fund may acquire a loan interest by direct investment as a lender, by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee or by participation in a loan interest that is held by another party. As an assignee, an Underlying Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. When an Underlying Fund’s loan interest is a participation, an Underlying Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower. As a participant, an Underlying Fund also would be subject to the risk that the party selling the participation interest would not remit an Underlying Fund’s pro rata share of loan payments to an Underlying Fund.

Mortgage-Backed and Mortgage-Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are influenced by the factors affecting the assets underlying the securities or the housing market in general. Investments in mortgage-backed and mortgage-related securities are subject to market risks for fixed-income securities which include, but are not limited to, credit risk, interest rate risk, prepayment and extension risk, callable securities risk, valuation risk, liquidity risk, and restricted securities risk. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and mortgage-related securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, an Underlying Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of mortgage-backed and mortgage-related securities do not increase as much as other fixed- income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage. A decreased rate of prepayments lengthens the expected maturity of mortgage-backed and mortgage-related

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securities. Therefore, the prices of mortgage-backed and mortgage-related securities may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, an Underlying Fund may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of mortgage-backed and mortgage-related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to an Underlying Fund.

•	Collateralized Mortgage Obligations (“CMOs”) Risk. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, CMOs may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk, and may be highly sensitive to changes in interest rates. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. While CMO collateral is generally issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by any government guarantees. Privately issued CMOs are not U.S. government securities nor are they supported in any way by any U.S. government agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest, an Underlying Fund could experience delays in liquidating its position. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

•	Credit Risk Transfer Securities Risk. Credit risk transfer (“CRT”) securities are fixed income securities that transfer the credit risk related to certain types of mortgage backed securities (“MBS”) to the owner of the CRT securities. These transactions enable a bank or other issuer to transfer the credit risk associated with a pool of underlying obligations (or “reference assets”) to investors, such as an Underlying Fund, in order to obtain regulatory capital relief, risk limit relief, and/or credit risk hedging with respect to the reference assets. Regulatory capital relief investments are often structured as credit-linked notes. An Underlying Fund may invest in credit-linked notes issued by large multi-national North American and European banks. These credit-linked notes may reference a variety of bank balance sheets assets, including revolving credit facilities and term loans backed by large, medium and small enterprises, commercial real estate loans, auto loans, mortgages, equipment loans and leases, trade receivables and farm/agricultural loans, among others. An Underlying Fund may also enter into regulatory capital relief trades with other financial institutions.

Under these transactions, a third-party investor (e.g., an Underlying Fund), agrees to absorb losses on a designated loan portfolio in exchange for a protection payment, which for a credit-linked note would be structured as an interest coupon. The coupon is typically floating rate, with the coupon spread negotiated before closing based on the level of perceived credit protection the bank is receiving relative to the level of risk the investor is undertaking. By transferring the risk of credit losses from these assets away from a bank’s balance sheet, the bank can reduce the amount of regulatory capital it is required to hold against the reference assets without having to take actions such as selling assets or raising equity capital.

Under any such trades into which an Underlying Fund enters, the fund will be exposed to the credit risk of the underlying portfolio, and if the loans in the portfolio default – which may be more likely if there is a general deterioration in credit markets – the principal of an Underlying Fund’s credit-linked notes will be used to cover the losses. There may be a risk that the international regulatory framework for banks (known as ‘Basel III’) of the Bank for International Settlements, when fully implemented, may discourage such regulatory capital relief trades and/or may force banks to unwind some or all existing transactions. Most existing credit-linked note transactions can be unwound at the option of the issuer (typically a bank) to address changes in regulation, in which case the then-outstanding principal balance of an investor’s credit-linked notes would be returned to the investor, net of amounts previously drawn to cover losses. If the underlying mortgages default, the principal of the owners of CRT securities is used to pay back holders of the MBS. As a result, all or part of the mortgage default or credit risk associated with the underlying mortgage pools is transferred to such owners. Therefore, an Underlying Fund could lose all or part of its investments in CRT securities in the event of default by the underlying mortgages.

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Participation on Creditors Committees Risk

Generally, when an Underlying Fund holds bonds or other similar fixed income securities of an issuer, an Underlying Fund becomes a creditor of the issuer. As a creditor of an issuer, an Underlying Fund may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself (collectively, “restructuring transactions”). Although under no obligation to do so, an Underlying Fund may from time to time have an opportunity to consider negotiating or otherwise participating in the restructuring of an Underlying Fund’s portfolio investment or the issuer of such investment. An Underlying Fund may, based on considerations that would be in the best interest of the Underlying Fund, negotiate or otherwise participate in a restructuring transaction. An Underlying Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by an Underlying Fund. Such participation may subject an Underlying Fund to expenses such as legal fees and may make an Underlying Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict an Underlying Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by an Underlying Fund on such committees also may expose an Underlying Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Further, an Underlying Fund manager may have the general authority, subject to the above-mentioned procedures, to represent an Underlying Fund on creditors’ committees (or similar committees) or otherwise in connection with a restructuring transaction.

Prepayment and Extension Risk

Prepayment and extension risk is the risk that a bond or other fixed-income security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be prepaid as expected. When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset-backed securities, more quickly than expected, causing the issuer of the security to repay the principal or otherwise call, convert or redeem the security prior to the security ’s expected maturity date. If this occurs, no additional interest will be paid on the investment, and an Underlying Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If an Underlying Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Underlying Fund to lose a portion of its principal investment. Any of these may result in a reduced yield to an Underlying Fund. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Prepayments could also create capital gains tax liability in some instances. Variable and floating rate securities may be less sensitive to prepayment risk.

Conversely, extension risk is the risk that, as a result of higher interest rates or other factors, borrowers decrease prepayments. This may result in the extension of a security’s effective maturity, increase the risk of default or delayed payment, heighten interest rate risk and increase the potential for a decline in an investment’s price. A rise in interest rates or lack of refinancing opportunities can cause an Underlying Fund’s average maturity to lengthen unexpectedly. This would increase an Underlying Fund’s sensitivity to rising rates and its potential for price declines. In addition, as a consequence of a decrease in prepayments, the amount of principal available to an Underlying Fund for investment would be reduced. If an Underlying Fund’s investments are locked in at a lower interest rate for a longer period of time, the Underlying Fund may be unable to capitalize on securities with higher interest rates or wider spreads. Extensions of obligations could cause an Underlying Fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest. Either case could hurt an Underlying Fund’s performance.

Privately-Held Investments Risk; Lack of Available Information

An Underlying Fund may invest a substantial portion of its assets in, or have substantial exposure to instruments issued by or related to, privately-held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. Second, the depth and breadth of experience of management in private companies tends to be less than that at public companies, which makes such companies more likely to depend on the management talents and efforts of a smaller group of persons and/or persons. Therefore, the decisions made by such management teams and/or the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on an Underlying Fund’s investments and, in turn, on the Fund. Third, the investments themselves tend to be less liquid. As such, an Underlying Fund may have difficulty exiting an

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investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of an Underlying Fund’s target portfolio companies may affect an Underlying Fund’s investment returns. Fourth, these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns. Fifth, these companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Sixth, limited public information generally exists about private companies. Seventh, these companies may not have third-party debt ratings or audited financial statements. An Underlying Fund must therefore rely on the ability of the Underlying Fund manager to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. The Investment Manager typically assesses an investment in a portfolio company based on the Underlying Fund manager’s estimate of the portfolio company’s earnings and enterprise value, among other things, and these estimates may be based on limited information and may otherwise be inaccurate, causing the Underlying Fund manager to make different investment decisions than it may have made with more complete information. These private companies and their financial information are not subject to the Sarbanes-Oxley Act and other rules that govern public companies. If an Underlying Fund is unable to uncover all material information about these companies, an Underlying Fund may not make a fully informed investment decision, and it may lose money on its investments.

Receivables Risk

An Underlying Fund may invest in loans or advances made to businesses, secured by invoice receivables, originated by specialty finance managers, marketplace lending platforms or other originators. An Underlying Fund will be reliant on the originator’s ability to source suitable deals, detect fraud, assess the credit worthiness of both the borrower and the obligor on the invoice, manage operational and financial risk and, in an event of default, pursue and collect collateral. In an event of default, an Underlying Fund incurs the risk that it may only rank as an unsecured creditor. The obligor on the invoice may dispute any aspect of its obligation and delay, reduce or withhold payments, which may affect the value of the collateral.

Reliance on Corporate Management and Financial Reporting Risk

An Underlying Fund manager may select investments for an Underlying Fund on the basis of information and data made directly available to an Underlying Fund manager by the issuers of securities or through sources other than the issuers such as collateral pool servicers. An Underlying Fund manager may have no ability to independently verify such information and data and is therefore dependent upon the integrity of the management of these issuers and of such servicers and the financial and collateral performance reporting processes in general. Information and data provided regarding a particular issuer may not necessarily contain information that an Underlying Fund manager normally considers when evaluating the investment prospects of a company. Investors, such as the Fund or an Underlying Fund, can incur material losses as a result of corporate mismanagement, fraud and accounting irregularities.

Royalties and Royalty Interests Risk

An Underlying Fund may invest in royalties, either directly purchasing the asset generating royalties or providing loans secured by royalties. Investments in royalties incorporate a number of general market risks along with risks specific to various underlying royalty strategies, such as oil & gas, music/entertainment and healthcare, among others. Included in those risks could be volatility in commodities, regulatory changes, delays in government approvals, patent defense and enforcement, product liabilities, product pricing and the dependence on third parties to market or distribute the product. The market performance of the target products, therefore, may be diminished by any number of factors that are beyond an Underlying Fund’s control.

An Underlying Fund may invest in operated and non-operated working interests in energy assets. A working interest is the right to operate under a mineral interest or oil and gas lease. The working interest gives the owner the right to exploit the minerals on the land. A working interest is subject to all costs of exploration and development. A working

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interest owner in a lease can assign all or any part of their interest. When a working interest is “non-operated,” it refers to a share of ownership in a mineral interest or oil and gas lease where the holder does not have control over or responsibility for the day-to-day operations. The holder of a non-operated working interest has a financial stake in the development and production of the well but leaves operations decisions to the operator. A non-operated working interest owner typically shares in the costs and revenues proportionate to their ownership percentage. They are responsible for their share of exploration, drilling and production costs but have no direct control over how operations are conducted. The operator is responsible for overseeing the fieldwork and reporting to other interest holders.

Secured, Partially Secured and Unsecured Obligation Risk

Debt obligations may be secured, partially secured or unsecured. Debt obligations that are secured with specific collateral of the borrower provide the holder with a claim on that collateral in the event that the borrower does not pay scheduled interest or principal that is senior to that held by any unsecured creditors, subordinated debt holders and stockholders of the borrower. Obligations that are fully secured offer an Underlying Fund more protection than a partially secured or unsecured obligation in the event of such non- payment of scheduled interest or principal.

Interests in secured obligations have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. However, there is no assurance that the liquidation of collateral from a secured obligation would satisfy the borrower’s obligation, or that the collateral can be liquidated. Furthermore, there is a risk that the value of any collateral securing an obligation in which an Underlying Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the obligation. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, an Underlying Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. In addition, the collateral securing the obligation may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, an Underlying Fund may not have priority over other creditors as anticipated. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which an Underlying Fund has an interest. If an obligation in which an Underlying Fund invests, such as a secured loan, is foreclosed, an Underlying Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and as a creditor would likely bear its pro rata costs and liabilities associated with owning and holding or disposing of the collateral. The collateral may be difficult to sell, and an Underlying Fund would bear the risk that the collateral may decline in value while an Underlying Fund is holding it.

Some obligations in which an Underlying Fund may invest are only partially-secured or are unsecured. Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral, and will be effectively subordinated to a borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness). With respect to unsecured obligations, an Underlying Fund lacks any collateral on which to foreclose to satisfy its claim in whole or in part. Such instruments generally have greater price volatility than that of fully secured holdings and may be less liquid. There is a possibility that originators will not be able to sell participations in unsecured bank loans. Because loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, through which an Underlying Fund would become a part lender, difficulty on the part of originators in selling participations could limit the number of parties participating and create greater credit risk exposure for the holders of such loans

Senior Loans Risk

Senior loans hold a senior position in the capital structure of a business entity, are typically, but not always, secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. Senior loans typically have floating interest rates determined by a reference to a base lending rate plus a premium. Senior loans are subject to the risk of non-payment of scheduled interest or principal. Although an Underlying Fund may seek to dispose of loan collateral in an event of default, it may be delayed in exercising such rights or its rights may be contested by others. In addition, the value of the collateral may deteriorate so that the collateral is insufficient for an Underlying Fund to recover its investment in an event of default. No active trading market may exist for many senior loans, and some senior loans may be subject to restrictions on resale.

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Stressed, Distressed, and Defaulted Securities Risk

An Underlying Fund may invest in the debt securities of financially stressed or distressed issuers, which are companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. An Underlying Fund may also invest in debt securities of issuers that are in default or in bankruptcy. Investments in the securities of financially stressed or distressed issuers are speculative and involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. In addition, these securities may fluctuate more in price, and are typically less liquid than other higher-rated debt securities. An Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. An Underlying Fund is also subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially stressed or distressed issuers will eventually be satisfied (e.g., through a liquidation of the issuer’s assets, an exchange offer or plan of reorganization, or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to stressed or distressed debt held by an Underlying Fund, there can be no assurance that the securities or other assets received by an Underlying Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings during which the issuer might not make any interest or other payments. In any such proceeding relating to a defaulted obligation, an Underlying Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Moreover, any securities received by an Underlying Fund upon completion of a workout or bankruptcy proceeding may be illiquid, speculative, or restricted as to resale. Similarly, if an Underlying Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to the securities of a stressed or distressed issuer, an Underlying Fund may be restricted from disposing of such securities. To the extent that an Underlying Fund becomes involved in such proceedings, an Underlying Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. Also among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. An Underlying Fund manager’s judgment about the credit quality of a financially stressed or distressed issuer and the relative value of its securities may prove to be wrong.

The level of analytical sophistication, both financial and legal, necessary for successful investment in stressed or distressed assets is particularly high. There is no assurance that an Underlying Fund will correctly evaluate the value of the assets collateralizing an Underlying Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which an Underlying Fund invests, an Underlying Fund may lose its entire investment, may be required to accept cash or securities with a value less than an Underlying Fund’s original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other stressed or distressed asset-based investments require active monitoring.

Structured Products and Structured Notes Risk

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. An Underlying Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing an Underlying Fund’s illiquidity to the extent that an Underlying Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to

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other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors”. These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or another industry-standard floating-rate), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. In the case of structured notes where the reference instrument is a debt instrument, such as credit-linked notes, an Underlying Fund will be subject to the credit risk of the issuer of the reference instrument and the issuer of the structured note.

An Underlying Fund manager may manage a wide variety of accounts and investment strategies. Investments made on behalf of one client or strategy can raise conflict of interest issues with other of an Underlying Fund manager’s clients or strategies. For example, an Underlying Fund manager may cause a client to purchase an issuer’s debt security and cause another client to purchase a different debt security of the same issuer, such as a different bond of the issuer or different tranche of a mortgage-backed security that is subordinated to the investment held by other clients.

•	Credit-Linked Notes Risk. Credit-linked notes (“CLNs”) are debt obligations that are structured so that their performance is linked to that of an underlying bond or other debt obligation (a “reference asset”), normally by means of an embedded or underlying credit default swap. They may be highly volatile and are subject to the credit risk of both the issuer of the CLN and the issuer of the reference assets. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. In the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate may be less than an Underlying Fund’s initial investment, and the Underlying Fund may lose money. They also are subject to currency risk, liquidity risk, valuation risk, counterparty risk, the other risks of a credit default swap, and potential conflicts of interest with the CLN issuer or sponsor.

Unrated Securities Risk

Because an Underlying Fund may purchase securities that are not rated by any rating organization, an Underlying Fund manager, after assessing their credit quality, may internally assign ratings to certain of those securities, in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that an Underlying Fund manager may not accurately evaluate the security’s comparative credit rating. To the extent that an Underlying Fund invests in unrated securities, an Underlying Fund’s success in achieving its investment objective/objectives may depend more heavily on the Underlying Fund manager’s credit analysis than if an Underlying Fund invested exclusively in rated securities. Less public information is typically available about unrated securities or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means an Underlying Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may also be subject to greater liquidity risk and price volatility.

Variable and Floating Rate Obligations Risk

An Underlying Fund can invest directly or indirectly in debt securities that have floating or variable rate coupons.

The coupons on variable and floating rate instruments in which an Underlying Fund may invest are not fixed, and may fluctuate based upon changes in market rates. The coupons on a floating rate security are generally based on an interest rate such as a money-market index, LIBOR, Secured Overnight Financing Rate (“SOFR”), or a Treasury bill rate. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits. Variable and floating rate securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The floating rate obligations in which an Underlying Fund invests typically have multiple reset periods during the year with each reset period applicable to a designated portion of the obligation. An Underlying Fund may find it possible

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and appropriate to use certain investment practices to shorten the effective interest rate period of adjustment of obligations. If an Underlying Fund does so, it will consider the shortened period to be the adjustment period of the obligation. Therefore, falling short-term interest rates should tend to decrease the income payable to an Underlying Fund on its floating rate investments and rising rates should tend to increase that income. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The amount of time that will pass before an Underlying Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on an Underlying Fund’s portfolio of obligations.

In the event of a change in the benchmark interest rate on an obligation, the rate payable to lenders under the obligation will, in turn, change at the next scheduled reset date. If the benchmark rate goes up, an Underlying Fund as lender would earn interest at a higher rate, but only on and after the reset date. If the benchmark rate goes down, an Underlying Fund as lender would earn interest at a lower rate, but only on and after the reset date.

Investments in floating rate and variable rate obligations should also mitigate the fluctuations in an Underlying Fund’s NAV during periods of changing interest rates, as compared to holding fixed-rate obligations. Nevertheless, changes in interest rates can affect the value of an Underlying Fund’s floating rate obligations, especially if rates change sharply in a short period, because the resets of the interest rates on the investments occur periodically and will not all happen simultaneously with changes in prevailing rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Having a shorter average reset period for its portfolio of investments may help mitigate that risk. Conversely, floating rate securities will not generally increase in value if interest rates decline. Floating rate obligations are less effective than fixed rate obligations at locking in a particular yield and may be subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

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MANAGEMENT OF THE FUND

The Board of Trustees

The Board has overall responsibility to oversee the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of trustees of a registered investment company organized as a Delaware statutory trust.

The Board oversees the management of the Fund, including the services performed by the Manager under the Management Agreement (defined below). The name and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations are set forth under “Trustees and Officers of the Trust” in the SAI.

The Manager and Administrator

The Fund’s investment adviser and administrator is the Manager, American Beacon Advisors, Inc. The Manager, located at 220 East Las  Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco.. As of [  ], 2026, the Manager had total assets under management of approximately $[  ] billion.

Portfolio Management Information

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Paul Cavazos (Since Inception). [  ]

John Lowe (Since Inception). [  ]

The Fund’s SAI includes additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the Fund and their compensation.

Management Agreement

Pursuant to the Management Agreement, the Manager is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Fund. The Management Agreement was initially approved by the Fund’s full Board and by the Independent Trustees at a meeting held on [  ], and is also approved by the initial Shareholder of the Fund. The Management Agreement is terminable without penalty, on 60 days’ prior written notice by the Board, by vote of a majority of the outstanding Shares of the Fund, or by the Manager. The Management Agreement has an initial term that expires two years after the Fund has commenced investment operations. Thereafter, the Management Agreement will continue in effect from year to year if its continuance is approved annually by either the Board or the vote of a majority of the outstanding Shares of the Fund, respectively, provided that, in either event, the continuance also is approved by a majority of the Independent Trustees by vote cast at a meeting called for the purpose of voting on such approval. The Management Agreement also provides that it will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

The Fund will pay to the Manager, as full compensation for all services under the Management Agreement with respect to the Fund, a Management Fee accrued daily and paid monthly at the annual rate of [  ]% of the Fund’s Net Assets (the “Management Fee”). Net Assets is defined as the total assets of the Fund, minus the Fund’s liabilities.

Additionally, pursuant to the Management Agreement, the Manager is responsible for providing, at the expense of the [Manager/Fund], certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service oversight. Pursuant to the Management Agreement, the Manager shall determine, subject to Board approval, the expenses to be reimbursed by the Fund, including an overhead allocation.

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The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Manager and any trustee, officer, member or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund, for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services under the Management Agreement. The Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Manager, or any Trustee, member, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, as the case may be, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

A discussion regarding the basis for the Board’s consideration and approval of the Management Agreement between the Trust, and the Manager will be available in the Fund’s [Annual/Semi-Annual] Shareholder Report for the fiscal period ended [  ].

Control Persons

As of the date of this Prospectus, the Manager is the sole shareholder of the Fund.

Distribution and Service Plans

The Fund has adopted Distribution and Shareholder Services Plans for its Class S Shares and Class U Shares (“Distribution Plans”). Although the Fund is not an open-end management investment company, it has undertaken to comply with the terms of Rule 12b-1 under the Investment Company Act, which regulates the manner in which an open-end management investment company may directly or indirectly bear the expenses of distributing its shares, as a condition of an exemptive order under the Investment Company Act which permits it to have, among other things, a multi-class structure and distribution fees. The Distribution Plans allows the Class S Shares and Class U Shares to pay distribution and other fees for the sale and distribution of Fund Shares and for other services provided to Shareholders, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of Class S and Class U advertising material and sales literature. The Distribution Plans also authorizes the use of any fees received by the Manager in accordance with the Management Agreement to be used for the sale and distribution of Fund Shares. The Distribution Plans provide that the Class S Shares of the Fund will pay up to 0.85% per annum of the average daily net assets attributable to the Class S to the Manager (or another entity approved by the Board), and that the Class U Shares of the Fund will pay up to 0.75% per annum of the average daily net assets attributable to the Class U Shares to the Manager (or another entity approved by the Board). The Manager or other approved entity will receive Rule 12b-1 fees from the Class S and Class U regardless of the amount of the actual expenses incurred by the Manager or other approved entity related to distribution and shareholder servicing efforts on behalf of the Class S and Class U. Thus, the Manager or other approved entity may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the Class S and Class U. The Manager anticipates that the Distribution Plans will benefit Shareholders by providing broader access to the Fund through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer Shares of the Fund. Because Rule 12b-1 fees are paid out of the Fund’s Class S and Class U assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

A portion of the distribution and service fees may be paid for ongoing investor servicing. The types of investor services provided include, but are not limited to: advising Shareholders of the net asset value of their Shares; advising Shareholders with respect to making repurchases of Shares; providing information to Shareholders regarding general market conditions; providing Shareholders with copies of the Fund’s Prospectus (if requested), annual and interim reports, proxy solicitation materials, repurchase offer materials, privacy policies, and any other materials required under applicable law; handling inquiries from Shareholders regarding the Fund, including but not limited to questions concerning their investments in the Fund, Shareholder account balances, and reports and tax information provided by the Fund; assisting in the enhancement of relations and communications between such Shareholders and the Fund; assisting in the establishment and maintenance of such Shareholders’ accounts with the Fund; assisting in the maintenance of fund records containing Shareholder information, such as changes of address; providing such other information and liaison services as the Fund may reasonably request; and other matters as they arise from time to time.

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These arrangements may result in receipt by broker-dealers and their personnel (who themselves may receive all or a substantial part of the relevant payments) or registered investment advisers of compensation in excess of that which otherwise would have been paid in connection with servicing shareholders of a different investment fund. A prospective investor with questions regarding these arrangements may obtain additional detail by contacting the intermediary directly. Prospective investors also should be aware that these payments could create incentives on the part of an intermediary to view the Fund more favorably relative to investment funds not making payments of this nature or making smaller payments. Such payments may be different for different intermediaries. The Manager may pay from its own resources additional compensation to intermediaries in connection with sale of Shares or servicing of Shareholders.

Intermediaries may in addition charge a fee directly to investors for their services in conjunction with an investment in the Fund and/or maintenance of investor accounts. Such a fee will be in addition to any fees charged or paid by the Fund but will neither constitute an investment made by the investor in the Fund nor form part of the assets of the Fund. The payment of any such fees, and their impact on a particular investor’s investment returns, would not be reflected in the returns of the Fund. Shareholders should direct any questions regarding such fees to the relevant intermediary.

Subsidiaries

The Fund may invest up to 25% of the value of its total assets in one or more Subsidiaries or SPVs, including Subsidiaries organized under the laws of the State of Delaware or the Cayman Islands. Each Subsidiary is overseen by its own board of directors. The Fund is the sole shareholder of its respective Subsidiary. It is not currently expected that shares of the Subsidiaries will be sold or offered to other investors. If, at any time, a Subsidiary proposes to offer or sell its shares to any investor other than the Fund, shareholders of the Fund will receive 60 days’ prior notice of such offer or sale.

As with the Fund, the Manager is responsible for the Subsidiaries’ day-to-day business pursuant to separate agreements with each Subsidiary. Under these agreements, the Manager provides the Subsidiaries with the same type of management services, under the same terms, as are provided to the Fund. The Manager and the Fund’s auditors receive no compensation for the services they provide to the Subsidiaries. The Subsidiaries have also entered into a separate contract for the provision of custody services with the same service provider that provides those services to the Fund.

The Fund’s principal investment strategies and principal risks reflect the aggregate principal investment strategies and principal risks of the Fund and any Subsidiaries. Each Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, when managing and advising the Subsidiaries, the Manager is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to applicable Investment Company Act requirements relating to transactions with affiliates, custody, portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of each Subsidiary’s portfolio investments. These policies and restrictions are described in detail in the Fund’s SAI. The Fund’s Chief Compliance Officer oversees implementation of a Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board regarding each Subsidiary’s compliance with its policies and procedures.

The financial statements of each Subsidiary are consolidated for financial reporting purposes with the Fund’s financial statements, which will be included in the Fund’s Annual and Semi-Annual Shareholder Reports. Those reports will be distributed to shareholders, and copies of the reports are provided without charge upon request. Please refer to the SAI for additional information about the organization and management of the Subsidiaries.

DISTRIBUTIONS

The Fund intends to declare and pay distributions of net investment income [  ], after payment of interest on outstanding borrowings, if any. Distributions may consist of net investment income, realized capital gains, and/or return of capital. Distributions may be paid from the Fund’s net investment income, realized capital gains, or other sources, including return of capital. It is possible, although not intended, that distributions could exceed net investment income and net short-term and long-term capital gain, resulting in a return of capital. There is no guarantee of income or a minimum rate of return, and the amount and character of distributions may vary over time. Distributions that include a return of

49

capital reduce the Fund’s net asset value (“NAV”) and may reduce the Fund’s future earning capacity. A return of capital is not the same as a yield or income and should not be confused with investment performance. The Fund will distribute annually any net short-term capital gain and any net capital gain (which is the excess of net long-term capital gain over short-term capital loss).

FEDERAL INCOME TAX MATTERS

General

The following is a brief general summary of certain material federal tax considerations affecting the Fund and its Shareholders with respect to the purchase, ownership, and disposition of Shares. It is based on the Code and the regulations thereunder in effect on, and judicial authorities and published positions of the IRS, and other applicable authorities, publicly available as of the date hereof, all of which are subject to change or differing interpretations (possibly with retroactive effect); no assurance can be given that future legislation, regulations, court decisions, and/or administrative pronouncements will not significantly change applicable law and materially affect the conclusions expressed herein, and any such change, even though made after an investor has invested in the Fund, could be applied retroactively. Tax matters are complicated, and this discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances or to Shareholders who or that are subject to special federal tax rules — such as banks, thrift institutions and certain other financial institutions, real estate investment trusts (“REITs”), insurance companies, brokers and dealers in securities or currencies, certain securities traders, persons holding Shares as part of a straddle or other integrated transaction, tax-exempt organizations, qualified pension and profit-sharing plans, individual retirement accounts and plans, certain other tax-deferred accounts, U.S. expatriates, persons with a “functional currency” other than the U.S. dollar, persons subject to the federal alternative minimum tax, and foreign investors (in the case of the certain foreign investors, except as noted below).

Unless otherwise noted, this discussion applies only to a “U.S. Shareholder” that holds Shares as a capital asset (generally, an asset held for investment). For purposes hereof, a “U.S. Shareholder” means a beneficial owner of Shares that, for federal tax purposes, is a “United States person” (as defined in the Code) that is

1	an individual who is a citizen or resident of the United States,

2	a corporation or partnership (or other entity classified as such for federal tax purposes) created or organized in the United States or under the laws of the United States, any state thereof, or the District of Columbia,

3	an estate the income of which is subject to federal income tax regardless of its source, or

4	a trust if (A) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more United States persons (as so defined) have the authority to control all substantial decisions of the trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

If a partnership holds Shares, the federal income tax treatment of a partner in the partnership generally will depend on the partner’s status and the partnership’s activities.

No ruling has been or will be sought from the IRS regarding any matter discussed in this Prospectus. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or your investment therein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information discussed below.

Qualification for Treatment as a Regulated Investment Company (RIC)

The Fund has elected to be a RIC and intends to qualify each taxable year for treatment as a RIC, which qualification requires (among other things) that it distribute to its Shareholders for each taxable year at least the sum of 90% of its “investment company taxable income” (“ICTI”) (which generally includes, among other things, interest income, dividends, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and 90% of its net exempt interest income. If the Fund so qualifies, it will not be required to pay federal income tax on any net income and net realized gains it distributes to its Shareholders, but those distributions generally will be

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taxable to you as a Shareholder when you receive them (unless you are not subject to federal income tax on your income generally). Shareholders will not be subject to the alternative minimum tax with respect to dividends or gains derived from an investment in Shares.

Treatment of Fund Distributions

The Fund intends to distribute to its Shareholders, at least annually, substantially all or all of its ICTI and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss). Dividends the Fund pays to you that are attributable to its ICTI generally will be taxable as ordinary income to the extent of its E&P, except that dividends attributable to its “qualified dividend income” (i.e., dividends it receives on stock of most domestic corporations (excluding most distributions from REITs) and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) (“QDI”) will be subject to federal income tax for individual and certain other non-corporate Shareholders (each, an “individual Shareholder”) who satisfy those restrictions with respect to their Shares at the rates for net capital gain a maximum of 15% for a single Shareholder with taxable income (in 2026) not exceeding $545,500 ($613,700 for married Shareholders filing jointly and $579,600 for a head of household) and 20% for those individual Shareholders with taxable income exceeding those respective amounts (which will be adjusted for inflation annually). Part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations (“DRD”) — the eligible part may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations — subject to similar restrictions. Because the Fund’s ordinary income is derived principally from interest, however, it is currently expected that most of the dividends the Fund pays will not constitute QDI or be eligible for the DRD.

Distributions the Fund pays to you that are attributable to net capital gain, if any, are taxable as long-term capital gain, regardless of how long you have held your Shares, at the 15% and 20% maximum federal income tax rates mentioned above. If the Fund distributes to you an amount in excess of its E&P, the excess will be treated first as a non-taxable “return of capital” that will reduce your tax basis in your Shares (thus reducing any loss or increasing any gain on a subsequent taxable disposition by you thereof) and then, if your basis is reduced to zero, as taxable gain from a sale of those Shares.

The tax treatment of distributions on your Shares is the same regardless of whether they are paid to you in cash or reinvested in additional Shares of the same class under the Fund’s distribution reinvestment policy. (See “Quarterly Distribution Policy and Distribution Reinvestment Policy - Distribution Reinvestment Policy.”) Shareholders that receive a dividend distribution in the form of newly issued Shares are treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of those Shares. Those Shareholders will have a basis in each such newly issued Share equal to that value.

A dividend is treated as paid to you on December 31 of a particular calendar year if it is declared by the Fund in October, November, or December of that year with a record date in one of those months and is paid during the following January. Each year, the Fund will notify you of the tax status of its distributions.

Treatment of Share Repurchases

If the Fund repurchases your Shares, you will realize a capital gain or loss in an amount equal to the difference between the repurchase proceeds and your adjusted tax basis in the Shares. That gain or loss will be long-term or short-term depending on your holding period for the Shares. If you tender or are able to sell fewer than all of your Shares pursuant to a repurchase offer, it is possible that any amounts you receive in such repurchase will be taxable to you as a dividend rather than the proceeds of a sale or exchange. In addition, there is a risk that Shareholders who do not tender any of their Shares for repurchase, or whose percentage interest in the Fund otherwise increases as a result of a repurchase offer, will be treated for federal income tax purposes as having received a dividend distribution as a result of their percentage increase in ownership of the Fund. (See “Tax Information - Taxation of the Shareholders - Disposition of Shares” in the SAI.)

The Fund’s use of cash to repurchase Shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC and to avoid a federal excise tax (described in the SAI). The Fund could also recognize income

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in connection with its liquidation of portfolio securities to fund Share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied.

Backup Withholding

The Fund is required to withhold, and remit to the U.S. Treasury Department, federal income tax (at the rate of 24%) from all taxable distributions otherwise payable to you if you are an individual Shareholder and you:

■	fail to provide the Fund with your correct taxpayer identification number (social security number in the case of an individual);

■	fail to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other exempt recipient; or

■	fail to certify that you have not received notice from the IRS that you are subject to backup withholding as a result of a failure to properly report interest or dividend income on a federal income tax return.

Backup withholding is not an additional tax, and any amounts so withheld may be credited against your federal income tax liability or refunded.

Additional Tax

An individual is required to pay a 3.8% federal tax on the lesser of (i) the individual’s “net investment income,” which generally includes interest, dividends, and net gains from the disposition of investment property (including taxable distributions the Fund pays and net gains realized on any repurchase of Shares), or (ii) the excess of the individual’s “modified adjusted gross income” over $250,000 for married persons filing jointly ($200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts.

Foreign Account Tax Compliance Act (“FATCA”)

As explained more fully in the SAI, under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays. Proposed regulations, which have immediate effect, eliminate the application of the FATCA withholding tax to capital gain distributions and proceeds of Share repurchases that was scheduled to go into effect in 2019. The withholding tax generally can be avoided by an FFI or an NFFE by complying with certain information reporting requirements. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisors regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

Certain Fund Investments

The Fund’s investment strategies will potentially be limited by its intention to annually qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or diversification tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in the law might affect the Fund’s ability to qualify for such treatment. In order to meet its qualifying income and diversification requirements, as well as its income distribution and tax reporting requirements, the Fund will need timely information from the Underlying Funds, which the Underlying Funds might not be able to provide.

The Fund’s transactions in derivative instruments (including swaps, forwards, and futures), foreign currencies and foreign-currency denominated debt obligations, short sales, and similar instruments could affect the amount, timing of recognition, and character of distributions from the Fund and could increase the amount and accelerate the timing for payment of taxes payable by Shareholders. The Fund’s investments in certain debt instruments could cause it to recognize taxable income in excess of the cash generated by the investments (which may require the Fund to liquidate other investments in order to make required distributions).

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Additional Tax Considerations; Distributions to Shareholders and Payment of Tax Liability

The Fund will distribute substantially all of its net investment income and gains, if any, to Shareholders. These distributions generally will be taxable as ordinary income or capital gains to the Shareholders. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. If the Fund distributes in a calendar year less than an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the twelve-month period ending October 31 of such year, plus any such amounts that were not distributed in previous calendar years, then the Fund will be subject to a nondeductible 4% excise tax with respect to the Fund’s undistributed amounts. In addition, to the extent the Fund invests in asset-based investments or Underlying Funds located outside the U.S., such investments may be subject to withholding tax in other jurisdictions. Any such withholding tax would reduce the return on the Fund’s investment in such investments and thus on the Shareholders’ investment in the Fund.

Investments Held in Cayman Subsidiary

To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy a gross income test for such taxable year. Specifically, at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”). Income from certain investments will not be Qualifying RIC Income. In order to avoid receiving non-qualifying income from such investments, the Fund may invest in those investments indirectly through a Cayman Subsidiary.

The Cayman Subsidiary will be treated as a controlled foreign corporation (a “CFC”), and the Fund will be a “United States shareholder” thereof. As a result, the Fund will be required to include in its gross income each taxable year all of the Subsidiary’s “subpart F income” and its “GILTI” income. It is expected that much of the Cayman Subsidiary’s income will be “subpart F income.” If the Cayman Subsidiary realizes a net loss, that loss generally will not be available to offset the Fund’s income. The Fund’s inclusion of the Subsidiary’s “subpart F income” in its gross income will increase the Fund’s tax basis in its shares of the Subsidiary. Distributions by the Subsidiary to the Fund will not be taxable to the extent of its previously undistributed “subpart F income” and will reduce the Fund’s tax basis in those shares.

Although income from the investments held by the Cayman Subsidiary would not be Qualifying RIC Income if received directly by the Fund, the Code provides that a RIC’s “subpart F income” inclusions will be treated as Qualifying RIC Income if the CFC distributes such income to the RIC during the year of inclusion. Further, the IRS has issued Regulations providing that the annual net profit, if any, realized by the Cayman Subsidiary and included in the Fund’s income under the subpart F rules will constitute “qualifying income” for purposes of remaining qualified as a RIC whether or not the included income is distributed by the Cayman Subsidiary to the Fund.

For U.S. federal income tax purposes, the Cayman Subsidiary is treated as a corporation. The Cayman Subsidiary would be subject to U.S. federal income tax, at the 21% rate currently applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income”). In addition, the Cayman Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income. The Fund expects that, in general, the activities of the Cayman Subsidiary will be conducted in a manner such that the Cayman Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income. The imposition of U.S. federal tax on the Cayman Subsidiary’s effectively connected income could significantly reduce the Fund’s returns.

Investments Held in Delaware Subsidiary

Income from certain investments will not be Qualifying RIC Income and, in some cases, income from those investments also would result in “effectively connected income” (as described above) if received by the Cayman

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Subsidiary. For that reason, certain investments may be held by the Fund indirectly through a Delaware Subsidiary. The Delaware Subsidiary would be subject to U.S. federal income tax, at the 21% rate currently applicable to U.S. corporations, on its net income and gains, as well as any applicable state income tax. Dividends paid by the Delaware Subsidiary to the Fund would be Qualifying RIC Income.

Limitations on Investments in Subsidiaries

The RIC diversification requirements provide that not more than 25% of the value of the Fund’s total assets can be invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses. As a result, the Fund’s total investment in the Cayman Subsidiary and the Delaware Subsidiary is limited to no more than 25% of the value of the Fund’s total assets.

* * * * *

The foregoing is only a summary of certain federal tax considerations generally affecting the Fund and its Shareholders and is not intended as a substitute for careful tax planning. Additional information is contained in the “Tax Information” section of the SAI. Investors are urged to consult their tax advisors with specific reference to their own tax situations.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Dividend Reinvestment Plan (“DRP”) established by the Fund, each Shareholder will automatically be a participant under the DRP and have all income distributions, whether dividend distributions or capital gains distributions, automatically reinvested in additional Shares at NAV, which, with respect to the Class S shares, will not be subject to a sales load. Election not to participate in the DRP and to receive all income distributions, whether dividend distributions or capital gains distributions, in cash may be made by notice to a Shareholder’s intermediary (who should be directed to inform the Fund). A Shareholder is free to change this election at any time. A Shareholder whose Shares are registered in the name of a nominee (such as an intermediary) must contact the nominee regarding its status under the DRP, including whether such nominee will participate on such Shareholder’s behalf as such nominee will be required to make any such election.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRP will be treated as having received a distribution equal to amount payable to them in cash as a distribution had the Shareholder not participated in the DRP.

The Fund may terminate the DRP at any time upon written notice to the participants in the DRP. The Fund may amend the DRP at any time upon 30 days’ written notice to the participants. Any expenses of the DRP will be borne by the Fund.

A Shareholder holding Shares that participate in the DRP in a brokerage account may not be able to transfer the Shares to another broker and continue to participate in the DRP. For further information on the DRP contact the Fund at XXX-XXX-XXXX.

PURCHASE TERMS

Choosing Your Share Class

The Fund offers various classes of Shares. Although the Fund is not an open-end management investment company, it has undertaken to comply with the terms of Rule 18f-3 under the Investment Company Act as a condition of an exemptive order granted under the Investment Company Act that permits it to, among other things, offer multiple classes of Shares and pay distribution fees. Each Share class of the Fund represents an investment in the same portfolio of securities, but each class has its own expense structure and combination of purchase restrictions, sales charges, and ongoing fees, allowing you to choose the class that best fits your situation.

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Factors you should consider when choosing a class of Shares include:

•	How long you expect to own the Shares;
•	How much you intend to invest;
•	Total expenses associated with owning Shares of each class;
•	Whether you qualify for any reduction or waiver of sales charges;
•	Whether you plan to take any distributions in the near future; and
•	Availability of Share classes

Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which Share class is best for you.

Class S Charges and Waivers

The table below shows the amount of sales charges you will pay on purchases of Class S Shares of the Fund both as a percentage of offering price, which includes any sales load, and as a percentage of the amount you invest in the Fund. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.

Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or other distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in “Class S Sales Charge Reductions and Waivers.”

Amount of Sale/Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $100,000	3.50%	[ ]%	[ ]%
$100,000 up to (but less than) $250,000	3.00%	[ ]%	[ ]%
$250,000 or more	0.00%	0.00%	*

*  The Distributor may pay a one-time commission to intermediaries who initiate or are responsible for purchases of $250,000 or more of Class S Shares of the Fund equal to 1.50% of the purchase. See “Dealer Concessions on Class S Purchases Without a Front-End Sales Charge.”

The Distributor retains any portion of the commissions that are not paid to financial intermediaries to solely pay distribution-related expenses. This information is available, free of charge. Please visit www.americanbeaconfunds.com. You may also call XXX-XXX-XXXX or consult with your financial professional.

Class S Sales Charge Reductions and Waivers

A Shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your Class S sales charge, you must advise the Fund’s transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you, or your financial intermediary, do not let the Fund’s transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com You may also call XXX-XXX-XXX or consult with your financial professional.

Waiver of Sales Charges

There is no front-end sales charge if you invest $250,000 or more in Class S shares of the  Fund.

Sales charges also may be waived for certain Shareholders or transactions, including:

•	The Manager or its affiliates;
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•	Present and former directors, trustees, officers, employees of the Manager, the Manager’s parent company, and the Fund or another fund in the American Beacon Funds Complex (and their “immediate family,’’ which refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sister, sons- and daughters-in-law, a sibling’s spouse, a spouse’s sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included), and retirement plans established by them for their employees;

•	Registered representatives or employees of intermediaries that have selling agreements with the Fund;

•	Shares acquired through merger or acquisition;

•	Insurance company separate accounts;

•	Employer-sponsored retirement plans;

•	Dividend reinvestment programs;

•	Purchases through certain fee-based programs under which investors pay advisory fees that may be offered through selected registered investment advisers, broker-dealers, and other financial intermediaries;

•	Shareholders that purchase the Fund through a financial intermediary that offers an American Beacon interval fund’s Class S Shares uniformly on a “no load’’ (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary’s prescribed fee schedule for purchases of fund shares;

•	Fund Shares exchanged from an existing position in the Fund as part of a Share class conversion instituted by an intermediary; and

•	Reinvestment of proceeds within 90 days of the Repurchase Request Deadline applicable to a repurchase offer from a Class S account.

The availability of Class S shares sales charge waivers may depend upon the policies, procedures, and trading platform of your financial intermediary.

Reduced Sales Charges

Under a “Rights of Accumulation Program,” a “Letter of Intent” or through “Concurrent Purchases” you may be eligible to buy Class S shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call XXX-XXX-XXXX or consult with your financial professional.

Dealer Concessions on Class S Purchase Without a Front-End Sales Charge

Brokers who initiate and are responsible for purchases of $250,000 or more of Class S shares of the Fund may receive a dealer concession from the Fund’s Distributor of 1.50% of the offering price. If a client or broker is unable to provide account verification on purchases of $250,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will be paid only on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under “Class S Sales Charge Reductions and Waivers’’ are not eligible for dealer concessions on purchases of $250,000 or more.

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Rights of Accumulation Program

Under the Rights of Accumulation Program, you may qualify for a reduced sales charge for Class S shares by aggregating all of your investments held in certain accounts (“Qualified Accounts”). The following Qualified Accounts holding any share class of the Fund or other closed-end interval funds that American Beacon manages (“American Beacon Interval Fund”) may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•	Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;

•	UTMAs/UGMAs;

•	IRAs, including traditional, Roth, SEP and SIMPLE IRAs; and

•	Coverdell Education Savings Accounts or qualified 529 plans.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.

You must notify your financial intermediary, or the  Fund’s transfer agent, in the case of shares held directly with the Fund, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current market value, as of the day prior to your additional purchase (whichever is higher) of your existing American Beacon Interval Fund with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the Shares you own, plus your reinvested dividends and other distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.

If your Shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current market value of your existing American Beacon Interval Fund investment with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Fund’s transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge and provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, the financial intermediary or the Fund’s transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent

If you plan to invest at least $[  ] (excluding any reinvestment of dividends and other distributions) during the next 13 months in any class of the Fund or another American Beacon Interval Fund, you may qualify for a reduced sales charge for purchases of Class S shares by completing the Letter of Intent section of your account application.

A Letter of Intent indicates your intent to purchase at least $[  ] in any class of any American Beacon Interval Fund over the next 13 months in exchange for a reduced Class S sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $[  ]. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected

57

reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased shares of any American Beacon Interval Fund within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Concurrent Purchases

You may combine simultaneous purchases in shares of any of the American Beacon Interval Funds to qualify for a reduced charge.

CDSC – Class S Shares

If you redeem Class S shares within 12 months of purchase, you may be charged a CDSC of 1.50%. The CDSC generally will be deducted from your repurchase offer sale proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.

How CDSCs will be Calculated

The amount of the CDSC will be based on the market value of the redeemed shares at the time of the sale in relation to a repurchase offer or the original purchase price, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your sale in relation to a repurchase offer, not from amounts remaining in your account. A CDSC is not imposed on any increase in NAV per share over the initial purchase price or shares you received through the reinvestment of dividends or other distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund(s) will redeem your shares in the following order:

•	shares acquired by the reinvestment of dividends or other distributions;

•	other shares that are not subject to the CDSC;

•	shares held the longest during the holding period.

Waiver of CDSCs - Class S Shares

A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Fund’s transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Fund’s transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.

The CDSC may be waived if:

•	The redemption is due to a shareholder’s death or post-purchase disability;

•	The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;

•	The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;

•	The redemption is for a “required minimum distribution” from a traditional IRA as determined by the Internal Revenue Service;
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•	The redemption is due to involuntary redemptions by the Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions;

•	The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;

•	The redemption is to return excess contributions made to a retirement plan; or

•	The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Information regarding CDSC waivers for Class S shares is available, free of charge, on the  Fund’s website. Please visit www.americanbeaconfunds.com. You may also call XXX-XXX-XXXX or consult with your financial professional.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges). Such intermediary-specific sales charge variations are described in Appendix A to this Prospectus, entitled “Intermediary Sales Charge Discounts, Waivers and Other Information.” Appendix A is incorporated herein by reference (is legally a part of this Prospectus).

In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders may have to purchase Fund shares through another intermediary to receive these waivers or discounts. This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call XXX-XXX-XXXX or consult with your financial professional.

How to Buy Shares

The following section provides basic information about how to purchase Shares of the Fund.

Eligibility

Class I, Class S and Class U Shares of the Fund are offered in this Prospectus. Each Share class represents an investment in the same portfolio of investments, but each class has its own expense structure and arrangements for shareholder services and/or distribution, which allows you to choose the class that best fits your situation and eligibility requirements. The Fund does not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Fund does not conduct operations and is not offered for purchase outside of the United States.

Class I Shares are offered to investors through registered investment advisors, institutional accounts and through financial intermediaries that charge a fee. Class S and Class U shares generally are offered to investors on brokerage or transactional platforms.

If you invest directly with the Fund, the fees and policies with respect to the Fund’s Shares that are outlined in this Prospectus are set by the Fund. The Manager and the Fund are not responsible for determining the suitability of the Fund or a Share class for any investor.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy Shares of the Fund and information about periodic repurchase offers. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain all information regarding the

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Shares, including information about the difference between available Share classes and any proper “breakpoint” discount. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and tender your Shares for repurchase and applicable fees.

Minimum Investment Amount by Share Class

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
I	$100,000	[ ]
S	$5,000	[ ]
U	$5,000	[ ]

The Manager may allow a reasonable period of time after opening an account for a Class [  ] investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.

Opening An Account

You may open an account through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Fund or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and taxpayer identification numbers on the account or other documentation. The Fund is required by law to reject your new account application if the required identifying information is not provided.

The Fund reserves the right to liquidate a Shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution is unable to verify the Shareholder’s identity within three days of account opening.

Purchase Policies

Shares of the Fund are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the New York Stock Exchange (“NYSE”) (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by the Fund in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charge. A purchase order is considered to be received in good order when it complies with all of the Fund’s applicable policies. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business, plus any applicable sales charge. See “Determination of Net Asset Value.” Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.

The Fund has authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third-party administrators and trust companies, to receive purchase orders on behalf of the Fund and to designate other intermediaries to receive purchase orders on behalf of the Fund. The Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase Shares will be priced at the Fund’s next determined NAV per share after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Fund in proper form and in a timely manner. The Fund is not responsible for the failure of a broker-dealer or financial intermediary to transmit a purchase order in proper form and in a timely manner.

Shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether Fund Shares are available for offer and sale in their jurisdiction. The Fund reserves the

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right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its Shareholders. The Fund has the right to reject any purchase order or cease offering any or all classes of Shares at any time. The Fund reserves the right to require payment by wire. Checks to purchase Shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept ‘‘starter’’ checks, credit card checks, money orders, cashier’s checks, or third-party checks. If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.

Investors may buy and tender Shares of the Fund for repurchase through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and tender Shares of the Fund for repurchase. If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase Shares of the Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker-dealer or financial intermediary will transmit your request to the Fund and may charge you a fee for this service. Dealers, other financial intermediaries or fiduciaries purchasing Shares for their customers are responsible for determining the suitability of a particular Share class for an investor.

You should include the following information with any order:

•	Your name/account registration
•	Your account number
•	Type of transaction requested
•	Fund name and Fund numbers
•	Dollar amount or number of Shares

Transactions for direct Shareholders are conducted through:

[  ]

Purchases by Wire

Send a bank wire to State Street Bank and Trust Co. with these instructions:

•	[Number]
•	[Attn:]
•	American Beacon Asset-Based Income Fund
•	Fund Number
•	Shareholder account number and registration

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
I	$100,000	[ ]
S	$5,000	[ ]
U	$5,000	[ ]

Proceeds from the repurchase of Shares will be mailed to the account of record or transmitted to the commercial bank designated on the account application form.

Supporting documents may be required for repurchase requests by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Repurchase requests must also include authorized signature(s) of all persons required to sign for the account. Call XXX-XXX-XXXX for instructions.

To protect the Fund and your account from fraud, a Medallion signature guarantee is required for repurchase requests:

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•	With a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or
•	For an account whose address has changed within the last 30 days if proceeds are sent by check.

The Fund only accepts Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 833-262-3226 for instructions and further assistance.

Payments to Financial Intermediaries

The Fund and/or the Manager (and/or the Manager’s affiliates), at their own expense, may pay compensation to financial intermediaries for Shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and Shareholder communication services. For example, compensation may be paid to make Shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Fund or its transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that party’s own resources and constitute what is sometimes referred to as “revenue sharing.’’

Compensation received by a financial intermediary from the Fund, the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or the Manager and/or its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the Shares of the Fund over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Fund, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

General Policies

If a Shareholder’s account balance falls below the following minimum levels, the Shareholder may be asked to increase the balance.

Share Class	Account Balance
I	$[ ]
S	$[ ]
U	$[ ]

If the account balance remains below the applicable minimum account balance after 45 days, the Fund reserves the right, upon 30 days’ advance written notice, to close the account and send the proceeds to the Shareholder. The Fund reserves the authority to modify minimum account balances in its discretion.

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An Automated Clearing House (“ACH”) privilege allows electronic transfer from a checking or savings account into a direct account with the Fund. The ACH privilege may not be used for initial purchases but may be used for subsequent purchases. Purchases of Fund Shares by ACH are subject to a limit of $2,000 per day. The Fund reserves the right to waive such limit in its sole discretion.

ACH privileges must be requested on the account application, or may be established on an existing account by submitting a request in writing to the Fund. Validated signatures from all Shareholders of record for the account are required on the written request. See details below regarding signature validations. Such privileges apply unless and until the Fund receives written instructions from all Shareholders of record canceling such privileges. Changes of bank account information must also be made in writing with validated signatures. The Fund reserves the right to amend, suspend or discontinue the ACH privilege at any time without prior notice. The ACH privilege does not apply to Shares held in broker “street name” accounts or in other omnibus accounts. When a signature validation is called for, a Medallion signature guarantee or Signature Validation Program (“SVP”) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The Fund may reject a Medallion signature guarantee or SVP stamp. Shareholders should call XXX-XXX-XXXX for additional details regarding the Fund’s signature guarantee requirements.

The following policies apply to instructions you may provide to the Fund by telephone:

•	The Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.
•	The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.
•	Due to the volume of calls or other unusual circumstances, telephone requests may be difficult to implement during certain time periods.

The Fund reserves the right to:

•	liquidate a Shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution are unable to verify the Shareholder’s identity within three business days of account opening,
•	seek reimbursement from the Shareholder for any related loss incurred by the Fund if payment for the purchase of Shares by check does not clear the Shareholder’s bank, and
•	reject a purchase order and seek reimbursement from the Shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.

Escheatment

Please be advised that certain state escheatment laws may require the Fund to turn over your Fund account to the state listed in your account registration as abandoned property unless you contact the Fund. Many states have added “inactivity’’ or the absence of customer-initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder-initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:

•	Send a letter to American Beacon Asset-Based Income Fund via the United States Post Office,
•	Speak to a customer service representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Fund’s secure web application,
•	Access your account through the Fund’s secure web application,
•	Cashing checks that are received and are made payable to the owner of the account.
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The Fund, the Manager, and the transfer agent will not be liable to Shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your Shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third-party intermediary regarding applicable state escheatment laws.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the Shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the Shareholder’s location and confirms that the Shareholder has not abandoned his or her property. If a Shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the Shareholder and the designated representative. The completed designation form may be mailed to the below address.

Contact information:

American Beacon Asset-Based Income Fund

[PO Box]

[Address]

[Phone Number]

www.americanbeaconfunds.com

Exchange Policies

Unless you purchased Fund shares directly, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for any additional policies the financial intermediary might have in place for a Shareholder to effect an exchange.

Intra-Fund Exchanges: Shares of one class of the Fund may be exchanged, at a Shareholder’s option, directly for Shares of another class of the Fund (an “intra-fund exchange”), subject to certain terms and conditions, and provided that the Shareholder for whom the intra-fund exchange is being requested meets the eligibility requirements of the class into which such Shareholder seeks to exchange. Additional information regarding the eligibility requirements of different Share classes, including investment minimums and intended distribution channels, is described under “How to Buy Shares.”

Shares of one class of the Fund will be exchanged for Shares of a different class of the Fund on the basis of their respective NAVs per share. Ongoing fees and expenses incurred by a given Share class may differ from those of other Share classes, and a Shareholder receiving new Shares in an intra-fund exchange may be subject to higher or lower total expenses following such exchange.

In addition, financial intermediaries may, in connection with a change in a client’s account type, at the direction of a client or otherwise in accordance with a financial intermediary’s policies and procedures, direct the Fund on behalf of the intermediary’s clients to exchange Shares of one class of the Fund for Shares of another class of the Fund. Exchanges into Class S Shares will not be subject to a sales charge. Class S Shares may, however, be subject to higher annual operating expenses than Class I or Class U Shares. See “Summary of Fund Expenses.” The Fund will exchange Shares at the direction of a financial intermediary and without making inquiry as to whether the exchange is consistent with the particular intermediary’s policies and procedures or the client’s account type and/or suitability criteria. An investor should contact his or her financial intermediary to learn more about the details of a financial intermediary’s exchange feature and whether and under what circumstances it may apply in accordance with the investor’s arrangements with the particular intermediary.

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DETERMINATION OF NET ASSET VALUE

The NAV per share of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses, and is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding. The Fund’s NAV per share is determined each business day as of the regular close of trading on the NYSE, which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Prior to investing in any Underlying Fund, the Manager will conduct an initial due diligence review of the valuation methodologies utilized by the Underlying Fund, which generally shall be based upon readily observable market values when available, and otherwise utilize principles of fair value that are reasonably consistent with those used by the Fund for valuing its own investments. Subsequent to investment in an Underlying Fund, the Manager will monitor the valuation methodologies used by each Underlying Fund. The Fund bases its NAV on valuations of its interests in Underlying Funds provided by the managers of the Underlying Funds and/or their agents. These valuations involve significant judgment by the managers of the Underlying Funds and may differ from their actual realizable value. Under certain circumstances, the Manager may modify the managers’ valuations based on updated information received since the last valuation date. The Manager may also modify valuations if they are deemed to not fully reflect the fair value of the investment. Valuations will be provided to the Fund based on interim unaudited financial records of the Underlying Funds, and, therefore, will be estimates and may fluctuate as a result. The Manager and the Board may have limited ability to assess the accuracy of these valuations.

Equity securities, including master limited partnerships and common stocks, and certain derivative instruments that are traded on an exchange are valued based on market value using the last reported sale price on the principal exchange or market on which they are traded. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities, including high-yield bonds and bank loans, generally is determined using market quotations, pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of exchange-traded closed-end funds and ETFs, are valued at the last sale price or official closing price. Real assets and interests in oil and gas, such as royalties, will be valued based on available market data, independent appraisals, or other appropriate valuation methodologies.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the exchange rates as of 4:00 p.m. Eastern Time will normally be used.

Rule 2a-5 under the Investment Company Act establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether the Fund must fair value a security.

Among other things, Rule 2a-5 permits the Fund’s board to designate the Fund’s primary investment adviser as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations. The Board has designated the Manager as valuation designee under Rule 2a-5 to perform fair value functions in accordance with the requirements of Rule 2a-5.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures. The Manager may also utilize independent third-party valuations if such valuations are deemed reliable. For example, fair

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value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as for fixed-income securities and when: (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV per share, fair value pricing may be used on the affected security or securities. In addition,  the Fund may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. You may view the Fund’s most recent NAV per share at www.americanbeaconfunds.com by clicking on “Quick Links’’ and then “Daily NAVs.’’

PERIODIC REPURCHASE OFFERS

The Fund is a closed-end “interval fund.” Shares of the Fund are not redeemable securities, and Shareholders will have no right to redeem Shares with the Fund. To provide liquidity and the ability to receive NAV per share on a disposition of at least a portion of your Shares, makes periodic offers to repurchase Shares. No Shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, Shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then on a quarterly basis.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without Shareholder approval, requiring the Fund to offer to repurchase at least 5% and not more than 25% of its Shares at NAV per share on a regular quarterly schedule. Although the policy permits repurchase of between 5% and 25% of the Fund’s outstanding Shares at NAV per Share, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV subject to approval of the Board. The schedule requires the Fund to make repurchase offers every three months. The Fund expects its initial repurchase offer to be issued no later than the second calendar quarter after the date that the Fund’s Registration Statement becomes effective.

Repurchase Dates

The Fund will make quarterly repurchase offers every three months. As discussed below, the date on which the repurchase price for Shares is determined will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).

Repurchase Request Deadline

The Repurchase Request Deadline is the latest date on which Shareholders wishing to tender Shares for repurchase in response to a repurchase offer can tender their Shares. When a repurchase offer commences, the Fund will send written notice to each record Shareholder no less than 21, but no more than 42, calendar days before the Repurchase Request Deadline. The notice will set forth, among other things:

•	The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed.
•	The latest date on which Shareholders can tender their Shares in response to a repurchase offer.
•	The date that will be used to determine the Fund’s NAV per share applicable to the repurchase offer (the “Repurchase Pricing Date”).
•	The date by which the Fund will pay to Shareholders the proceeds from their Shares accepted for repurchase.
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•	The NAV per share of the Shares as of a date no more than seven days before the date of the written notice and the means by which Shareholders may ascertain the NAV per share.
•	The procedures by which Shareholders may tender their Shares and the right of Shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.
•	The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice may be included with a Shareholder report or other fund document. For the avoidance of doubt, Shareholders may withdraw or modify their tenders at any time prior to the Repurchase Request Deadline pursuant to Rule 23c-3(b)(6) under the 1940 Act. In addition, the Fund cannot require that a minimum number of Shares be tendered pursuant to Rule 23c-3(b)(1) under the 1940 Act.

If you invest in the Fund through a financial intermediary, the notice will be provided to you by your financial intermediary. This notice will also be posted on the Fund’s website at www.americanbeaconfunds.com.

The Repurchase Request Deadline will be strictly observed. If a Shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the Shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Determination of Repurchase Price and Payment for Shares

The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the14th day is not a business day). The Fund expects to distribute payment to Shareholders between one (1) and three (3) business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date (the “Repurchase Payment Deadline”). The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV per share is discussed above under “Determination of Net Asset Value.” During the period an offer to repurchase is open, Shareholders may obtain the current NAV per share by calling the SS&C GIDS, Inc., the Fund’s transfer agent (“SS&C”) at [ ]. You may also obtain the current NAV per share at www.americanbeaconfunds.com.

Repurchase Fee

A 2% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of the Shares (the “Early Repurchase Deduction”). The Early Repurchase Deduction may be waived in certain specified circumstances and will be retained by the Fund for the benefit of remaining Shareholders.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act.

The Fund may suspend or postpone a repurchase offer only: (i) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (ii) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iv) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund. The Fund will provide notice to Shareholders of any suspension or postponement of a repurchase offer.

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Oversubscribed Repurchase Offers

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Board sets for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis. The Fund does not currently expect to offer to repurchase additional Shares in the event a repurchase offer is oversubscribed.

If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other Shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some Shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the Repurchase Payment Deadline, or which mature by the Repurchase Payment Deadline. Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.

The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to purchase investments to satisfy the obligation to maintain “liquid assets” described above, or to meet repurchase requests. There is no assurance that the Fund will be able sell a significant amount of additional Shares so as to avoid borrowing to meet repurchase obligations. Repurchase of the Fund’s Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund’s performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). These and other possible risks associated with the Fund’s repurchase offers are described under “PRINCIPAL RISK FACTORS – Repurchase Offers Risk/Interval Fund Risk” above. In addition, to the extent the Fund sells portfolio holdings in order to fund repurchase requests, the repurchase of Shares by the Fund will be a taxable event for the Shareholders of repurchased Shares, and potentially even for Shareholders that do not participate in the repurchase offer.

DISTRIBUTION ARRANGEMENTS

Resolute Investment Distributors, Inc. (“Distributor”) acts as the distributor and principal underwriter of the Fund’s Shares on a best efforts basis, subject to various conditions, pursuant to the terms of a Distribution Agreement entered into with the Fund. The Distributor does not intend to act as a market maker with respect to the Shares, there is no established public trading market for the Fund’s Shares, and it is not anticipated that a secondary market for the Fund’s Shares will develop. Shares may be purchased through (i) brokers, dealers or banks that have entered into selling agreements with the Distributor or (ii) intermediaries that have an agreement with the Distributor related to the purchase of Shares. The Distributor maintains its principal office at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. The Distributor is an affiliate of the Manager.

Shares of the Fund will be offered and purchase orders typically accepted until 4:00 p.m. Eastern Time or the close of the New York Stock Exchange (“NYSE”) (whichever comes first) on each day on which the NYSE is open for

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business. If a purchase order is received by the Fund in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charge. A purchase order is considered to be received in good order when it complies with all of the Fund’s applicable policies set forth in the Prospectus. Shares of the Fund will only be issued against full payment, as described more fully in the Prospectus. The Fund reserves the right to reject any purchase order or cease offering any or all classes of Shares at any time.

The Fund’s Shares are not listed for trading on any national securities exchange. Neither the Distributor nor any other adviser, broker, dealer or bank is obligated to buy from the fund any of the Shares. There is currently no secondary market for the Fund’s Shares and the Fund does not anticipate that a secondary market will develop for its Shares. Neither the Manager nor the Distributor intends to make a market in the Fund’s shares.

To the extent consistent with applicable law, the Fund has agreed to indemnify the Distributor and its affiliates and any brokers, advisers or banks and their affiliates that have entered into selling agreements with the Distributor against certain liabilities. The Distributor also has agreed to provide indemnification and contribution to the Fund against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

In consideration for distribution and investor services in connection with Class S Shares and Class U Shares of the Fund, the Fund will pay the Distributor or a designee a monthly fee equal to 0.85% per annum of the aggregate value of the Fund’s Class S Shares outstanding and equal to 0.75% per annum of the aggregate value of the Fund’s Class U Shares outstanding, determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m., Eastern time, on each business day that the NYSE is open) (or more frequently as needed) (prior to any repurchases of Shares and prior to the Management Fee being calculated). The Manager or its affiliates may pay from their own resources compensation to broker-dealers and other intermediaries in connection with placement of Shares or servicing of investors. These arrangements may result in receipt by such broker-dealers and other intermediaries and their personnel (who themselves may receive all or a substantial part of the relevant payments) of compensation in excess of that which otherwise would have been paid in connection with their placement of shares of a different investment fund. A prospective investor with questions regarding this arrangement may obtain additional detail by contacting his, her or its intermediary directly. Prospective investors also should be aware that this payment could create incentives on the part of an intermediary to view the Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments.

OTHER SERVICE PROVIDERS

Custodian. State Street Bank and Trust Company (“State Street”) located at One Congress Street, Suite 1, Boston, Massachusetts 02114, serves as custodian (“Custodian”) for the Fund’s assets. State Street also serves as the Fund’s Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects various banks and trust companies in foreign countries to maintain custody of certain foreign securities. [The Fund also may use special purpose custodian banks from time to time for certain assets.] State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

[The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides the Fund with certain financial reporting and tax services.]

Transfer Agent and Distribution Paying Agent. SS&C GIDS, Inc., located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 is the transfer agent and distribution paying agent for the Fund and provides these services to Fund shareholders.

Accountant. The Fund’s independent registered public accounting firm is [  ], which is located at [  ].

Counsel. K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Fund.

REPORTS TO SHAREHOLDERS

The Fund sends to its shareholders unaudited semi-annual and audited annual shareholder reports, including a list of investments held.

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ADDITIONAL INFORMATION

The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations. The SAI, which is incorporated by reference into this Prospectus, can be obtained without charge by calling XXX-XXX-XXXX.

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

General

Shares are issued at the most recently calculated net asset value per Share prior to the date of issuance, and may be subject to an applicable sales load. The net asset value of the Fund will equal the value of the assets of the Fund, less all of its liabilities, including accrued fees and expenses. The Class I Shares’ net asset value plus the Class S Shares’ net asset value plus the Class U Shares’ net asset value equals the total net asset value of the Fund. The Class I Share net asset value, the Class S Share net asset value and the Class U net asset value will be calculated separately based on the fees and expenses applicable to each class. Because of differing class fees and expenses, the per Share net asset value of the classes is expected to vary over time.

Description of Capital Structure and Shares

The following is a brief description of the anticipated capital structure of the Trust. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration and the Trust’s By-Laws, as amended and restated through the date hereof (the “By-Laws”). The Declaration and By-Laws are each exhibits to the registration statement (“Registration Statement”) of which this Prospectus is a part.

The Fund is the sole series of the Trust, a statutory trust established under the laws of the State of Delaware. The Declaration provides that the Trustees of the Trust may authorize separate classes of shares of beneficial interest. The Declaration authorizes the issuance of an unlimited number of shares of beneficial interest, with or without par value. The Fund currently offers three classes of Shares: Class I, Class S and Class U. The fees and expenses for each class of Shares of the Fund are set forth in “FEES AND EXPENSES” above.

The Fund is a closed-end “interval fund.” Shares of the Fund are not redeemable securities, and Shareholders will have no right to redeem shares with the Fund.

The Fund has adopted a Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 18f-3 as a condition of an exemptive order under the Investment Company Act that permits it to, among other things, offer multiple classes of Shares and pay distribution fees. Under the Multi-Class Plan, Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class bears any class-specific expenses; (c) each class shall have separate voting rights on any matter submitted to Shareholders in which the interests of one class differ from the interests of any other class, or any matter for which the Investment Company Act, the Declaration, or the By-Laws require a separate vote of any class of Shares; and (d) each class shall have exclusive voting rights on any matter submitted to Shareholders that relates solely to that class.

Shareholders will be entitled to the payment of distributions when, as and if declared by the Board. All Shares have equal rights to the payment of distributions and the distribution of assets upon liquidation. Shares will, when issued, be fully paid and non-assessable by the Trust and will have no pre-emptive or conversion rights or rights to cumulative voting. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund pro rata among the holders of the Shares.

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The Shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the Shares. Shares will be held only in book-entry form; the Fund will not issue physical certificates.

The Board may classify or reclassify any issued or unissued shares of the Trust into shares of any series or class by redesignating such shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications, or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the Declaration and the Investment Company Act.

The Trustees may require any Shareholder or group of Shareholders (including some or all of the Shareholders of any Series or class) to redeem Shares for any reason as determined by the Trustees, in their sole discretion, including, but not limited to: (i) the determination of the Trustees that direct or indirect ownership of Shares of the Trust or any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series or the Trust as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto); (ii) the failure to supply a tax identification number or other identifying information required to comply with applicable law or regulation; (iii) if the Share activity of the account or ownership of Shares by a particular Shareholder is deemed by the Trustees either to affect adversely the Trust or any Series or class or not to be in the best interests of the remaining Shareholders of the Trust or any Series or class; (iv) ownership of the Shares by a Shareholder or other Person is likely to cause the Trust or any Series or class to be in violation of, or require registration of any Shares under, or subject the Trust or any Series or class to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (v) continued ownership of the Shares may be harmful or injurious to the business or reputation of the Trust or any Series or class, the Trustees or the investment adviser or any of their Affiliated Persons, or may subject the Trust or any Series or class or any of the Shareholders to an undue risk of adverse tax or other fiscal or regulatory consequences; (vi) the failure of a Shareholder to pay when due the consideration for the purchase of Shares issued to him; (vii) if a Shareholder fails to meet or maintain the qualifications for ownership of Shares of a particular Series or class; (viii) any of the representations and warranties made by a Shareholder or other Person in connection with the acquisition of the Shares was not true when made or has ceased to be true; (ix) in connection with the termination of any Series or class; (x) if at such time such Shareholders owns Shares having an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (xi) it would be in the best interests of the Trust or Series or class, as determined by the Trustees, for the Trust or Series or class to repurchase the Shares.

Preferred shares may be issued in one or more series or classes, with such par value and with such rights as determined by the Board, by action of the Board without the approval of the Shareholders.

The Declaration provides for indemnification out of Fund property for all loss and expense of any Shareholder or former Shareholder held personally liable for the obligations of the Fund solely by reason of such person’s status as a Shareholder or former Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

The Fund does not intend to hold annual meetings of Shareholders. If the Fund does hold a meeting of Shareholders, Shares, including Class I, Class S and Class U Shares of the Fund, entitle their holders to one vote for each dollar of NAV (number of Shares owned times NAV per share) held. Each fractional dollar amount shall be entitled to a proportionate fractional vote.

The Fund sends unaudited reports at least semiannually and audited financial statements annually to all of its Shareholders.

The Shares are not, and are not expected to be, listed for trading on any national securities exchange nor is there expected to be any secondary trading market in the Shares.

The following table shows the amounts of Shares of the Fund that were authorized and outstanding as of [  ], 2026:

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(1) Title of Class	(2) Amount Authorized	(3) Amount of Shares Held by the Fund for its Account	Amount of Shares Outstanding Exclusive of Amount Shown Under (3)
Class I	Unlimited	[ ]	[ ]
Class S	Unlimited	[ ]	[ ]
Class U	Unlimited	[ ]	[ ]

Anti-Takeover and Other Provisions in the Declaration of Trust

The Declaration and the By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Trust or to convert the Trust to open-end status.

A Trustee may be removed from office with or without cause by a written instrument signed or adopted by two-thirds of the Trustees, based on the total number of Trustees prior to such removal. The Declaration requires the affirmative vote or consent of holders of Shares representing at least seventy-five percent (75%) of the NAV (in dollars) of the Trust’s Shares entitled to vote on the matter, or the holders of Shares representing at least seventy-five percent (75%) of the NAV (in dollars) of the Shares of each series or class affected by the matter, voting as separate series or classes, to authorize certain transactions not in the ordinary course of business, including: (i) the termination, merger, reorganization or consolidation, or liquidation of the Trust or any series or class thereof not initially proposed by the Board; (ii) the sale or conveyance of all or a substantial part of the Trust’s assets; (iii) with certain exceptions, the sale, lease or exchange (in one or a series of transactions in any 12-month period) of any assets of the Trust or any series thereof having an aggregate fair market value of $1,000,000 or more to any “Principal Shareholder” (as defined below); or (iv) with certain exceptions, the sale, lease or exchange to the Trust or any series or class thereof, in exchange for Shares of the Trust (in one or a series of transactions in any 12-month period), the assets of any Principal Shareholder having an aggregate fair market value of $1,000,000 or more, unless such transaction described above has been approved by a “Supermajority” (defined as two-thirds) of the Trustees. The term “Principal Shareholder” means any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the outstanding Shares of the Trust or any series or class and shall include any Associates or Affiliates of such person or entity. The term “Affiliate” and “Associate” shall have the meaning ascribed to each such respective term in Rule 12b-2 under the Exchange Act. The Board has the power to allow, by vote of a Supermajority of the Trustees, including a Supermajority of the independent Trustees, a lesser vote to approve the transactions described above to the extent not otherwise addressed by the Declaration or by applicable law.

The Declaration requires the affirmative vote or consent of holders of Shares representing at least seventy-five percent (75%) of the NAV (in dollars) of the Shares of the Trust entitled to vote on the matter, or the holders of Shares representing at least seventy-five percent (75%) of the NAV (in dollars) of the Shares of each series or class of Shares affected by the matter, voting as separate series or classes, to authorize a conversion of the Trust from a closed-end investment company to an open-end investment company, unless the conversion is authorized by a majority of the Trustees (in which case Shareholders would have only the minimum voting rights required by the Investment Company Act with respect to the conversion).

The percentage vote required under these provisions is higher than the vote otherwise required by the Declaration or by the Investment Company Act. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Trust or the Fund by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Trust or the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies.

The Declaration also requires that prior to bringing a derivative action, a demand must first be made on the Board by Shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act who collectively hold Shares representing twenty-five percent (25%) or more of the NAV (in dollars) of the issued and outstanding Shares of the Trust, or Shares representing twenty-five percent (25%) or more of the NAV (in dollars) of the issued

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and outstanding Shares of the series or class to which the action relates if it does not relate to all series or classes. A decision by a majority of the Trustees, including a majority of the independent Trustees, or, if the Trustees have appointed a committee to consider the demand, the majority of that committee, that maintaining a derivative suit would not be in the best interests of the Trust or the affected series or class and to reject the demand, shall be final and binding upon the Shareholders and judicially unreviewable.

Reasonable expenses, including reasonable attorney’s fees, may be assessed against a Shareholder who brings a derivative action and does not obtain a judgment on the merits that substantially achieves, in substance and amount, the full remedy sought. There may also be additional requirements or restrictions on Shareholder derivative lawsuits involving the Fund imposed by law.

The Declaration provides that, in accordance with the Delaware Statutory Trust Act, any suit against the Trust, any series or class, or the Trustees or officers of the Trust shall be brought exclusively in the State of Delaware. The Declaration also includes a provision that any Shareholder bringing an action against the Trust, any series or class, or the Trustees or officers of the Trust waives the right to trial by jury to the fullest extent permitted by law.

While some of the provisions described above are permitted by Delaware law, certain of the provisions described above are neither permitted nor prohibited by Delaware law. A final judgment by a court about these provisions has not been made as of the date of this Prospectus and it is not clear what judgment a court would reach regarding these provisions.

The Trust’s By-Laws contain advance notice provisions the effect of which is to prevent matters, including nominations of Trustees, from being considered at a Shareholders’ meeting where the Trust has not yet received certain information. The By-Laws require that certain information be included in any Shareholder request for a special meeting of Shareholders or a separate Shareholder proxy in connection with a Shareholder meeting called by the Trust on its own behalf or on behalf of another Shareholder. This includes information as to any person who a Shareholder proposes to nominate for election or reelection as a Trustee or a description of any other business that the Shareholder proposes to bring before the meeting.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the By-Laws, both of which are on file with the SEC.

Legal Proceedings

There are no legal proceedings to which the Fund, the Manager or the Distributor is a party that are likely to have a material adverse effect on the Fund or the ability of the Manager or the Distributor to perform its contract with the Fund.

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APPENDIX A

[INTERMEDIARY SALES CHARGE DISCOUNTS, WAIVERS AND OTHER INFORMATION]

[  ]

A-1

APPENDIX B

Ratings Definitions

Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations and Preferred Stocks — A Fund utilizes ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and, as such, may possess certain speculative characteristics.

Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be speculative, of poor standing and subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest. Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

The four highest S&P Global ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

S&P Global ratings of BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial

B-1

commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P Global expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring. An SD (selective default) rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met. Obligations rated B are deemed to be highly speculative. B ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, the capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC ratings indicate that substantial credit risk is present. CC ratings indicate very high levels of credit risk. C indicates exceptionally high levels of credit risk Obligations rated C indicate a default or default-like process had begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Ratings in the categories of ‘CCC’, ‘CC’, and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only. Conditions that are indicative of a C category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the formal announcement by the issuer or their agent of a distressed debt exchange; or (c) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. Obligations rated RD indicate an issuer that, in Fitch Ratings’ opinion, has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; or (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.  Obligations rated D indicate an issuer that, in Fitch Ratings’ opinion, has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has

B-2

otherwise ceased business and debt is still outstanding. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.

Ratings of Municipal Obligations — Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2, and MIG/VMIG 3. For the MIG scale, the MIG 1 designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG 2 designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG 3 designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection. For the VMIG scale, the VMIG 1 designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections. The VMIG 2 designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections. The VMIG 3 designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections. An SG designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

S&P Global uses SP-1, SP-2, SP-3, and D to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest. A rating of D is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 (Prime-1) is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term obligations. The rating P-2 (Prime-2) denotes an issuer (or supporting institution) that has a strong ability to repay short-term obligations. The rating P-3 (Prime-3) denotes an issuer (or supporting institution) that has an acceptable ability to repay short-term obligations. The rating NP (Not Prime) denotes an issuer (or supporting institution) that does not fall within any of the Prime rating categories.

S&P Global short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that typically means obligations with an original maturity of no more than 365 days. A short-term obligation rated A-1 is rated in the highest category by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments. A short-term obligation rated C is currently vulnerable to nonpayment

B-3

and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed debt restructuring. An SD rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

Fitch Rating’s Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. A rating of F1 denotes an obligation of the highest short-term credit quality. It indicates the strongest intrinsic capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature. A rating of F2 denotes good short-term credit quality. It indicates a good intrinsic capacity for timely payment of financial commitments. A rating of F3 denotes fair short-term credit quality. It indicates that the intrinsic capacity for timely payment of financial commitments is adequate. A rating of B denotes an obligation that is of speculative short-term credit quality, indicating minimal capacity for timely payment of financial commitments as well as heightened vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high short-term default risk, and indicates that default is a real possibility. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. RD is typically applicable to entity ratings only. A rating of D indicates a broad-based default event for an entity, or the default of a short-term obligation.

B-4

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Statement of Additional Information dated May 8, 2026

AMERICAN BEACON ASSET-BASED INCOME FUND

Statement of Additional Information

[ ], 2026

220 East Las Colinas Blvd.

Suite 1200

Irving, Texas 75039

XXX-XXX-XXXX

American Beacon Asset-Based Income Fund (the “Fund”) is the sole series of a Delaware statutory trust of the same name (the “Trust”). The Fund is a non-diversified, closed-end management company that continuously offers its shares of beneficial interest (“Shares”) and is operated as an “interval fund.” The Fund had not commenced operations prior to the date hereof. The Fund currently offers three classes of Shares: Class I, Class S, and Class U.

This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of the Fund, dated [ ], 2026, (the “Prospectus”) and any related supplement thereto. This SAI should be read in conjunction with such Prospectus and any related supplements, copies of which may be obtained without charge by contacting your financial intermediary or calling the Fund at the telephone number set forth above. You also may obtain copies of the Prospectus without charge by visiting the Fund’s website at www.americanbeaconfunds.com. This SAI is incorporated by reference into the Fund’s Prospectus. In other words, it is legally a part of the Prospectus. Capitalized terms in this SAI have the same definition as in the Prospectus, unless otherwise defined.

The Fund will provide to each person, including any beneficial owner, to whom the SAI is delivered, a copy of any or all of the information that has been incorporated by reference into the SAI but not delivered with the SAI. Copies of the Funds’ Annual and Semi-Annual Shareholder Reports, and financial statements and accompanying notes, may be obtained when available, without charge, upon request, by calling [ ], writing to [ ] or visiting the Fund’s website at www.americanbeaconfunds.com. You also may obtain a copy of any information regarding the Fund filed with the SEC from the SEC’s website (sec.gov).

THE FUND

The Fund is the sole series of the Trust. The Fund continuously offers three classes of shares of beneficial interest (“Shares”), Class I, Class S, and Class U, and is operated as an “interval fund.” The Trust was formed on April 28, 2026 as a Delaware statutory trust. The Fund had not commenced operations prior to the date hereof, and has had no operations other than matters relating to its organization and registration as a series of a non-diversified, closed-end management investment company.

NON-DIVERSIFIED STATUS

As noted above, the Fund is “non-diversified” under the Investment Company Act, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer, or the effects of a single economic, political or regulatory event, may cause greater fluctuations in the value of its Shares. Although the Fund is non-diversified under the Investment Company Act, it is subject to the diversification rules of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), that apply to all “regulated investment companies” (“RICs”). These rules provide that, among the requirements to maintain the favorable tax treatment applicable to RICs, the Fund may not acquire a security if, as a result, with respect to 50% of the value of its total assets, more than 5% of that value would be invested in the securities of a single issuer or more than 10% of the outstanding voting securities of an issuer would be held by the Fund. With respect to the remaining 50% of its total asset value, the Fund is limited to holding no more than 25% of that value in the securities of any one issuer, the securities of any two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.” These limits apply only as of the end of each quarter of the Fund’s taxable (fiscal) year and do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or issued by other RICs.

INVESTMENTS, TECHNIQUES, RISKS AND LIMITATIONS

The Fund’s investment objective, principal investment strategies, and principal risks are described in the Prospectus. This section contains additional information about the Fund’s investment policies and risks and types of investments the Fund may purchase. The composition of the Fund’s portfolio and the strategies that the Fund may use in selecting investments may vary over time. The Fund is not required to use all of the investment strategies described below in pursuing its investment objective. It may use some of the investment strategies only at some times or it may not use them at all. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund.

The disclosures below are organized in two groups. The first group includes disclosures related to the Fund’s direct investments, as well as general disclosures related to the structure of the Fund. The second group includes disclosures arising from the portfolio investments of the Underlying Funds, to which the Fund is also subject due to its indirect exposure to those portfolio investments.

General Fund and Investment Disclosures

Borrowing Risk — The Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. The Fund may borrow for temporary purposes or to facilitate repurchase offers. Borrowing may exaggerate changes in the Fund’s NAV and in its total return. Interest expense and other fees associated with borrowing may impact the Fund’s expenses and reduce its returns.

Cash Equivalents and Other Short-Term Investments — Cash equivalents and other short-term investments in which the Fund may invest include the investments set forth below. Certain of these investments are issued by and provide exposure to banks. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial

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institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

•	Bank Deposit Notes. Bank deposit notes are obligations of a bank that provide an alternative to certificates of deposit. Similar to certificates of deposit, deposit notes represent bank level investment and, therefore, are senior to all holding company corporate debt. Bank deposit notes rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Typically, bank deposit notes are not insured by the Federal Deposit Insurance Corporation or any other insurer.

•	Bankers’ Acceptances. Bankers’ acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Most acceptances have maturities of six months or less. Bankers’ acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank.

•	Bearer Deposit Notes. Bearer deposit notes, or bearer bonds, are bonds or debt securities that entitle the holder of the document to ownership or title in the deposit. Such notes are typically unregistered, and whoever physically holds the bond is presumed to be the owner of the instrument. Recovery of the value of a bearer bond in the event of its loss or destruction usually is impossible. Interest is typically paid upon presentment of an interest coupon for payment.

•	CDs. CDs are negotiable certificates issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies) for a definite period of time and earning a specified rate of return. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.

•	Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the Securities Act. While some restricted commercial paper normally is deemed illiquid, in certain cases it may be deemed liquid.

•	Government Money Market Funds. The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act, including money market funds that are advised by the Manager. Money market funds invest in highly-liquid, short-term instruments, which include cash and cash equivalents, and debt securities with high credit ratings and short-term maturities, such as U.S. Treasuries. A “government money market fund” is required to invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are fully collateralized by government securities or cash. Government securities include any security issued or guaranteed as to principal or interest by the U.S. government and its agencies or instrumentalities. By investing in a money market fund, the Fund becomes a shareholder of that money market fund. As a result, Fund shareholders indirectly bear their proportionate share of the expenses of the money market funds in which the Fund invests in addition to any fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These expenses may include, for example, advisory and administrative fees, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager. These other fees and expenses are reflected in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund’s yield will be lower than the return that the Fund would have derived from other investments that would provide liquidity. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality
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of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased can cause the price of a money market security to decrease and may reduce the money market fund’s yield. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a money market fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times.

•	Government Obligations. Government obligations may include U.S. Treasury securities, Treasury inflation-protected securities, and other debt instruments backed by the full faith and credit of the United States, or debt obligations of U.S. Government-sponsored entities.

•	Short-term Corporate Debt Securities. Short-term corporate debt securities are securities and bonds issued by corporations with shorter terms to maturity. Corporate securities generally bear a higher risk than U.S. government bonds.

•	Time Deposits. Time deposits, also referred to as “fixed time deposits,” are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a time deposit to a third party, although there is no market for such deposits.

Cybersecurity and Operational Risk — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund, its service providers, third-party fund distribution platforms, and the issuers of the Fund’s investments may be prone to operational and information security risks resulting from cybersecurity incidents, including cyber-attacks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, stealing or corrupting data maintained online or digitally (e.g., through “hacking,” computer viruses or other malicious software coding), the theft and holding for ransom of proprietary or confidential information or data (referred to as “ransomware” attacks), denial of service attacks on websites, “phishing” attempts and other social engineering techniques aimed at personnel or systems, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund, the Manager, the Custodian (as defined below), the transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of shareholder data or funds, impact the Fund’s ability to calculate NAV per share, cause the release of private shareholder information or confidential business information, result in violations of applicable privacy and other laws, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. A cyber-attack may also result in shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The Fund may also incur additional costs for cybersecurity risk management purposes or corrective measures, and such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber-attackers become more sophisticated and their techniques become more complex. Similar types of cybersecurity risks are also present for issuers of the Fund’s investments, which could result in material adverse consequences for such issuers and may cause the Fund to lose value. Adverse consequences also could result from cybersecurity incidents affecting counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. The Fund’s service providers also may be negatively impacted due to operational risks arising from non-cybersecurity related factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by Fund service providers or counterparties. In addition, other events or circumstances

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— whether foreseeable, unforeseeable, or beyond the Fund’s control, such as acts of war, other conflicts, terrorism, natural disaster, widespread disease, pandemic or other public health crises may result in, among other things, quarantines and travel restrictions, workforce displacement and loss or reduction in Personnel and other resources. In the above circumstances, the Fund and the Service Providers’ operations may be significantly impacted, or even temporarily halted. The Fund’s securities market counterparties or vendors may face the same or similar systems failure, cybersecurity breaches and other business disruptions risks. Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and service providers could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. There are inherent limitations in risk management systems that seek to reduce the risks associated with cybersecurity incidents, including the possibility that risks may not have been adequately identified or prepared for, or that different or unknown threats may emerge in the future. Furthermore, the Fund does not control the cybersecurity systems and plans of the issuers of the Fund’s investments, third party service providers, trading counterparties or any other service providers whose operations may affect the Fund or its shareholders. The use of cloud-based service providers could heighten or change these risks. In addition, remote and hybrid work arrangements by the Fund, the Manager or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Manager or their service providers susceptible to operational disruptions, any of which could adversely impact their operations.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Leverage Risk — Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. When the Fund engages in transactions that have a leveraging effect on the Fund’s investment, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than the Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset segregation or coverage requirements.

Other Investment Company Securities and Exchange-Traded Products — Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. Any such fees and expenses are reflected in the Fees and Expenses Table for the Fund in its Prospectus. To the extent the Fund invests in investment company securities advised by the Manager, shareholders could pay fees charged by the Manager to such investment company. The Fund’s investment in securities of other investment companies, except for money market funds, is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate. In addition, the Fund is generally limited to selling 3% of its total voting stock to an investment company. However, the Fund may exceed these limits in reliance on a statutory exemption, the terms and conditions of an exemptive order from the SEC, or Rule 12d1-4 under the Investment Company Act. In each case, such investments are subject to various conditions, including limits on control and voting of acquired fund shares, required evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. When the Fund is an acquired fund relying on one of the aforementioned exemptions, it will be limited in its ability to invest in other investment companies (i.e., a three-tier fund structure).

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The Fund at times may invest in shares of other investment companies and exchange-traded products, which, in addition to the general risks of investments in other investment companies described above, include the following risks:

•	Closed-end funds. The shares of closed-end funds may involve the payment of substantial premiums above the value of such issuers’ portfolio securities, while the sale of such securities may be made at substantial discounts from the value of such issuers’ portfolio securities. Historically, shares of closed-end funds have frequently traded at a discount to their net asset value, which discounts have, on occasion, been substantial and lasted for sustained periods of time. The shares of certain closed-end funds are not traded on an exchange, but instead must be repurchased by the issuer at periodic intervals, potentially limiting the Fund’s liquidity and not permitting it to sell a position at a time when it would be advantageous to do so.

•	Exchange-Traded Funds. The Fund may purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, the Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF decline in value. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their NAV per share; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•	Government Money Market Funds. The Fund can invest free cash balances in registered open-end investment companies regulated as government money market funds under the Investment Company Act, to provide liquidity or for defensive purposes.

Repurchase Agreements — A repurchase agreement is an agreement between the Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer, sometimes to be held by an eligible third-party custodian. Under the agreement, the Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week or on demand. The price for the seller to repurchase the securities is greater than the Fund’s purchase price, reflecting an agreed upon rate that is the equivalent of interest. During the term of the repurchase agreement, the Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Because a repurchase agreement permits the Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn income while retaining flexibility in pursuit of longer-term investments. Repurchase agreements may exhibit the economic characteristics of loans by the Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. The Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund’s rights. The Board has established procedures pursuant to which The Manager monitors the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.

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The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of The Manager, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include fixed-income and equity securities such as U.S. Government and agency securities, municipal obligations, corporate obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, depositary receipts, ETFs, municipal obligations, corporate obligations and convertible securities.

Valuation Risk — This is the risk that certain securities may be valued at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain credit-linked notes and other derivatives, which may be illiquid or which may become illiquid, and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market or other conditions make it difficult to value certain investments, SEC rules and applicable accounting protocols may require the valuation of these investments using more subjective methods, such as fair-value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by others for the same investment. No assurance can be given that such prices accurately reflect the price the Fund would receive upon sale of a security. An investment’s valuation may differ depending on the method used for determining value. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair valued or a different valuation methodology had been used. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV.

Underlying Funds Disclosures

Asset-Backed Securities — Asset-backed securities are securities issued by trusts and special purpose entities that represent direct or indirect participations in, or are secured by and payable from, pools of assets. These assets include automobile, credit-card and other categories of receivables, equipment leases, home equity loans and student loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts-receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. An Underlying Fund’s investments in asset-backed securities will be subject to its rating and quality requirements. Asset-backed securities may be backed by a single asset; however, asset-backed securities that represent an interest in a pool of assets provide greater credit diversification. The value of an asset-backed security can be affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. In addition, payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, or limited guarantee by another entity, or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted. Asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers with blemished credit histories. The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. Certain collateral may be difficult to locate in the event of a default, and recoveries of depreciated or damaged collateral may not fully recover payments due on such collateral. In addition, certain types of collateral, such as credit receivables, are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, if an Underlying Fund purchases asset-backed securities that are “subordinated” to other interests in the same pool of assets, an Underlying Fund may only receive payments after the pool’s obligations to other investors have been satisfied.

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The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because of their potential for prepayment. The price paid by an Underlying Fund for its asset-backed securities, the yield an Underlying Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when an Underlying Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that an Underlying Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If an Underlying Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, extension risk could increase the volatility of an Underlying Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

Collateralized Bond Obligations, Collateralized Debt Obligations, and Collateralized Loan Obligations — An Underlying Fund may invest in each of CBOs, CLOs, other CDOs and other similarly structured securities. CBOs and CLOs may be considered types of CDOs, and CBOs, CLOs and other CDOs are types of asset-backed securities. CBOs, CLOs and other CDOs ordinarily are issued by a trust or other special purpose entity (“SPE”), which is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPE which, due to the diversification of the underlying risk, are intended to represent a lower level of risk than the original assets. The redemption of the securities issued by the SPE typically takes place at maturity out of the cash flow generated by the collected claims. A CBO is often backed by a diversified pool of high risk, below-investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage- related securities, trust preferred securities and emerging markets debt. CDOs are trusts backed by other types of assets representing obligations of various parties. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, such enhancement may not always be present, and may fail to protect against the risk of loss upon default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI.

A CLO is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CBOs, CDOs and CLOs are subject to the risks described elsewhere in this SAI in “Senior Loans”, “Loan Interests,  Participations and Assignments”, and “Illiquid and Restricted Securities.”  CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Tranches are typically categorized as senior, mezzanine and subordinated/ equity, according to their degree of risk. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches. If there are defaults or the CBO’s, CLO’s or other CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. An Underlying Fund may be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it invests. In addition, at the time of issuance, CLO equity securities are typically under-collateralized in that the liabilities of a CLO at inception

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exceed its total assets. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO mezzanine, junior or even more senior tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the subordinated tranches would otherwise be entitled to receive. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class, or tranche, of the instrument in which an Underlying Fund invests. An Underlying Fund may have the right to receive payments only from the CBO, CLO or other CDO, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. The underlying loans purchased by CLOs generally are performing at the time of purchase but may become non-performing, distressed or defaulted. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized as illiquid securities; however, an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify as Rule 144A transactions. Please refer to “Illiquid and Restricted Securities” below for further discussion of regulatory considerations and constraints related to such securities. In addition to the normal risks associated with fixed income securities and asset-backed securities discussed elsewhere in this SAI and an Underlying  Fund’s Prospectus; (e.g., prepayment and extension risk, credit risk, liquidity risk, market risk, and interest rate risk), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that an Underlying  Fund may invest in CBOs, CLOs or other CDOs, or tranches thereof, that are subordinate to other tranches thereof; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; (v) the investment return achieved could be significantly different from the return predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CBO, CLO or CDO manager may perform poorly. If the issuer of a CBO, CLO or other CDO uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the CBO, CLO or other CDO owned by an Underlying  Fund. If the issuer of a CLO uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short term financing, which may adversely affect the value of the CLO owned by an Underlying Fund. In addition, interest rate risk may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates.

Commodity Instruments — Exposure to physical commodities may subject an Underlying Fund to greater volatility than investments in traditional securities. The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts. However, these investments may help to moderate fluctuations in the value of an Underlying Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of an Underlying Fund’s shares to fall. The Underlying Fund manager’s failure to anticipate these events may lead to an Underlying Fund losing money on its commodity investments.

No active trading market may exist for certain commodities investments, which may impair the ability of an Underlying Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments. Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the

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instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities. Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

An Underlying Fund will not qualify as a “RIC” under the Internal Revenue Code in any taxable year in which more than 10% of its annual gross income consists of certain “non-qualifying” income, which includes gains resulting from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and certain other non-passive income. See the section entitled “Tax Information.” An Underlying Fund’s investment in securities or derivatives backed by, or in certain entities (such as ETFs) that invest in, physical commodities, other than shares of a wholly-owned subsidiary, generally would produce income that would be subject to this 10% limitation. To remain within this limitation, an Underlying Fund may hold such an investment or sell it at a loss, or sell other investments, when for investment reasons it would not otherwise do so. The availability of such measures does not guarantee that an Underlying Fund would be able to satisfy the requirements of the Internal Revenue Code to continue to qualify as a RIC.

Contingent Convertible Securities (“CoCos”) — CoCos are a form of hybrid debt security primarily issued by financial institutions. A common type of CoCo is an Additional Tier 1 (or “AT1”) capital security. They are subordinated instruments that are designed to behave like bonds or preferred equity in times of economic health for the issuer, yet absorb losses when a pre-determined “trigger event” affecting the issuer occurs. If an issuer experiences an event that causes its capital to fall below a predetermined “trigger” level, CoCos are either converted into equity securities of the issuer or undergo a full or partial write-down of their principal. Trigger events vary by individual security and are defined by the documents governing the contingent convertible security. The triggering events and conditions are specific to the issuing institution and its regulatory requirements and may be linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. Triggering events might include, for instance, an issuer failing to maintain a minimum capital level, a regulator’s determination that the issuer should convert the security to maintain continued viability, or the issuer receiving high levels of public support. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer ‘s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

CoCos have no stated maturity date, have discretionary interest payments and are usually subordinated debt instruments. Because CoCos are typically subordinated debt instruments, in the event the issuer liquidates, dissolves, or winds up before a triggering event, an Underlying Fund’s claims will generally be junior to the claims of all holders of unsubordinated obligations of the issuer and may also become junior to other obligations and securities of the issuer. If the CoCo converts to an equity security, an Underlying Fund’s investment would be even further subordinated due to the conversion from being the holder of a debt instrument to being the holder of an equity instrument. An investment by an Underlying Fund in CoCos is subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses. If the issuer converts the CoCo to an equity security, it is not required to pay a dividend, and an Underlying Fund would lose interest payments and potentially all income. Alternatively, if the issuer writes down the principal due on the CoCos, an Underlying Fund could lose some or all of its investment. Under some circumstances, the liquidation value of certain types of contingent convertible securities may be adjusted downward to below the original par value. The write-down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. Some CoCos have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date. CoCos may be subject to redemption at the option of the issuer at a predetermined price. CoCos are often rated below investment grade and are subject to the risks of high-yield securities. Because CoCos are issued primarily by financial institutions, CoCos may present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries. CoCos carry the general risks applicable to other fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk.

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Convertible Securities — Convertible securities include corporate bonds, notes, debentures, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of, and risks associated with, both equity and fixed-income instruments. As such, the value of most convertible securities will vary with changes in the price of, and will be subject to the risks associated with, the underlying common stock. Additionally, convertible securities are also subject to the risk that the issuer may not be able to pay principal or interest when due and the value of the convertible security may change based on the issuer’s credit rating.

A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted to the underlying common stock. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Holders of convertible securities have a claim on the assets of the issuer senior to the common stockholders but may be subordinated to holders of similar non-convertible securities of the same issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. A convertible security may have a mandatory conversion feature or a call feature that subjects it to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by an Underlying Fund is called for redemption an Underlying Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on an Underlying Fund’s ability to achieve its investment objectives. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

•	Synthetic Convertible Securities. An Underlying Fund manager to an Underlying Fund or third party may create a “synthetic” convertible security by combining fixed income securities with the right to acquire equity securities. More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to a true convertible security, the character of a synthetic convertible security allows the combination of components representing more than one issuer, when An Underlying Fund manager believes that such a combination would better promote an Underlying Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, an Underlying Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

An Underlying Fund faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because

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a synthetic convertible security includes the fixed income component as well, as with a convertible security, an Underlying Fund faces the risk that interest rates will rise, causing a decline in the value of the fixed income instrument.

An Underlying Fund may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible, and an Underlying Fund in turn assumes credit risk associated with the convertible note.

Creditor Liability and Participation on Creditors’ Committees — Generally, when an Underlying Fund holds bonds, loans or other similar debt securities of an issuer, an Underlying Fund becomes a creditor of the issuer. If an Underlying Fund is a creditor of an issuer, it may be subject to challenges related to these investments, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. Although they are/its under no obligation to do so, an Underlying Fund manager to an Underlying Fund may from time to time have an opportunity to consider, negotiate or otherwise participate in the restructuring of an Underlying Fund’s portfolio investment or the issuer of such investment. Accordingly, an Underlying Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of investments held by an Underlying Fund. Such participation may subject an Underlying Fund to expenses such as legal fees and may make an Underlying Fund manager an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Underlying Fund manager’s ability to trade in or acquire additional positions in a particular issuer when it might otherwise desire to do so. Participation on such committees also may expose an Underlying Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Similarly, an Underlying Fund manager may actively participate in bankruptcy court and related proceedings on behalf of an Underlying Fund in order to protect an Underlying Fund’s interests in connection with a restructuring transaction, and An Underlying Fund manager may cause an Underlying Fund to enter into an agreement reasonably indemnifying third parties or advancing from an Underlying Fund’s assets any legal fees or other costs to third parties, including parties involved in or assisting an Underlying Fund with a restructuring transaction, such as trustees, servicers and other third parties. Further, an Underlying Fund manager may have the authority to represent an Underlying Fund’s trust, or any Underlying Fund(s) thereof, on creditors’ committees (or similar committees) or otherwise in connection with the restructuring of an issuer’s debt and generally with respect to challenges related to the investments held by an Underlying Fund relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. If an Underlying Fund manager also manages other funds or accounts that are deemed affiliated persons of an Underlying Fund manager and that hold the same debt investment as an Underlying Fund, the Investment Company Act’s prohibition against certain joint transactions may prevent an Underlying Fund manager from negotiating with the issuer on behalf of an Underlying Fund when it might otherwise desire to do so, unless an Underlying Fund manager obtained certain exemptive relief applicable to an Underlying Fund or complied with existing regulatory guidance. In such instances, this may limit an Underlying Fund manager’s ability to protect an Underlying Fund’s interests in a restructuring transaction.

Derivatives — Generally a derivative is a financial instrument the value of which is based on, or “derived” from, a traditional security, asset, currency, or market index (collectively referred to as “reference assets”). An Underlying Fund may use derivatives for hedging and efficient portfolio management purposes. Derivative instruments may allow for better management of exposure to certain asset classes, as well as more efficient access to asset classes. There are many different types of derivatives and many different ways to use them. Some forms of derivatives, such as exchange-traded futures, options on securities, commodities, or indices, and certain forward contracts are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators. Derivatives may involve significant risk. Many derivative instruments often require little or no payment and therefore often create inherent economic leverage. Some derivatives have the potential for unlimited loss, regardless of the size of an Underlying Fund’s initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose an Underlying Fund to greater losses in the event of a default by a counterparty.

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Derivatives may be illiquid and may be more volatile than other types of investments. An Underlying Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened counterparty, liquidity and valuation risks.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) replaced the asset segregation regime of Investment Company Act Release No. 10666 (“Release 10666”) with a new framework for the use of derivatives by registered funds. The SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing an Underlying Fund’s use of derivatives and began requiring an Underlying Fund to satisfy the requirements of the Derivatives Rule. As a result, an Underlying Fund is no longer required to engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule.

The Derivatives Rule mandates that an Underlying Fund adopt and/or implement: (i) value-at-risk limitations (“VaR”); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that an Underlying Fund’s derivative exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (“Limited Derivatives User”) under the Derivatives Rule, in which case an Underlying Fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks. The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, an Underlying Fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. In addition, an Underlying Fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that: (i) an Underlying Fund intends to physically settle the transaction; and (ii) the transaction will settle within 35 days of its trade date.

The enactment of the Dodd-Frank Act and similar global regulations resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to these regulations, the SEC, CFTC and foreign regulators have promulgated a broad range of regulations and guidance on the use of derivatives, including use by registered investment companies. These include regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index) that are regulated by the SEC in the U.S., and other swaps that are regulated by the CFTC and the markets in which these instruments trade. In addition, regulations adopted by the banking regulators require certain banks to include in a range of financial contracts, including many derivatives contracts, terms delaying or restricting default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit an Underlying Fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceeding. Such regulations could further negatively impact an Underlying Fund’s use of derivatives.

Under CFTC Regulation 4.5 or 4.13(a)(3), an Underlying Fund may be excluded from registration as a CPO if its investments in commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps) are limited, such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) do not exceed 5% of an Underlying Fund’s NAV. Alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, may not exceed 100% of an Underlying Fund’s NAV, after taking into account unrealized profits and unrealized losses on any such positions. An Underlying Fund that is a registered investment company relying on Regulation 4.5 may exclude commodity interests used solely for bona fide hedging purposes (as defined by the CFTC) from both limits, while a Private Fund relying on Regulation 4.13(a)(3) may not exclude bone fide hedging positions. Further, to qualify

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for the exclusion in Regulation 4.5 or 4.13(a)(3), an Underlying Fund must satisfy a marketing test, which requires, among other things, that an Underlying Fund not hold itself out as a vehicle for trading commodity interests. An Underlying Fund’s ability to use commodity interests may also be limited by federal income tax considerations. See the section entitled “Tax Information.”

Further information about the specific types of derivative instruments in which an Underlying Fund may invest, including the risks involved in their use, are contained under the description of each of these instruments in this SAI. An Underlying Fund may invest in various types of derivatives, including among others:

•	Options. An Underlying Fund may purchase and sell put options and call options, each a type of derivative instrument, on securities and foreign currencies. An Underlying Fund may write (sell) and purchase covered or uncovered call and covered put options on foreign currencies for hedging or non-hedging purposes. An Underlying Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by an Underlying Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, an Underlying Fund may write and purchase covered or uncovered call and covered put options on foreign currencies for non-hedging purposes (e.g., when the Underlying Fund manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in an Underlying Fund’s investment portfolio). An Underlying Fund may write covered or uncovered call and covered put options on any currency in order to realize greater income than would be realized on portfolio securities alone. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. A call option is “covered” if an Underlying Fund simultaneously holds an equivalent position in the security underlying the option. Where the underlying security is a convertible bond, the call option is considered to be uncovered until the option is exercised.

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver or pay the value of the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.

When an Underlying Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. An Underlying Fund will receive a premium for writing a call option. So long as the obligation of the call option continues, an Underlying Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. An Underlying Fund may be obligated to deliver securities underlying an option at less than the market price. By writing a covered call option, an Underlying Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. If a call option that an Underlying Fund has written expires unexercised, an Underlying Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, an Underlying Fund will realize a gain or loss from the sale of the underlying security.

An Underlying Fund also is authorized to write uncovered call options. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase an Underlying Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by an Underlying Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and there is a risk of unlimited loss. When an uncovered call is exercised, an Underlying Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. Additionally, volatility in the market for equity securities can meaningfully increase the risk of loss associated with an uncovered call option. If the purchase price exceeds the exercise price, an Underlying Fund will lose the difference.

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When an Underlying Fund writes a put option, it is obligated to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. An Underlying Fund will receive a premium for writing a put option. By writing a put option, an Underlying Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. An Underlying Fund may terminate its obligation as the writer of a call or put option by purchasing a corresponding option with the same exercise price and expiration date as the option previously written. If a put option that an Underlying Fund has written expires unexercised, an Underlying Fund will realize a gain in the amount of the premium. When an Underlying Fund writes an option, an amount equal to the net premium received by an Underlying Fund is included in the liability section of an Underlying Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires unexercised on its stipulated expiration date or if an Underlying Fund enters into a closing purchase transaction, an Underlying Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue. There is no assurance that a liquid secondary market on an exchange will exist for a particular option, or at any particular time, and for some options, such as OTC options, no secondary market on an exchange may exist. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. An Underlying Fund may use NDOs, which are foreign exchange products designed to assist in reducing the foreign exchange risk, in particular situations when physical delivery of the underlying currencies is not required or not possible.

An Underlying Fund may write (sell) only covered put options, but is also authorized to write uncovered call options. An Underlying Fund may write (sell) and purchase covered call and put options on foreign currencies for hedging or non-hedging purposes. An Underlying Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by an Underlying Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, an Underlying Fund may write and purchase covered call and put options on foreign currencies for non-hedging purposes (e.g., when an Underlying Fund manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in an Underlying Fund’s investment portfolio). An Underlying Fund may write covered call and put options on any currency in order to realize greater income than would be realized on portfolio securities alone. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Distressed Investment Risk — An Underlying Fund may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. An Underlying Fund may also invest in debt securities of issuers that are in default or in bankruptcy. Investments in financially stressed or distressed issuers are speculative and involve substantial risks. These investments may present a substantial risk of default or may be in default at the time of investment. In addition, these securities may fluctuate more in price, and are typically less liquid than other higher-rated debt securities. An Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. An Underlying Fund is also subject to significant uncertainty as to when, in what manner, and for what value obligations evidenced by securities of financially stressed or distressed

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issuers will eventually be satisfied (e.g., through a liquidation of the issuer’s assets, an exchange offer or plan of reorganization, or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to stressed or distressed debt held by an Underlying Fund, there can be no assurance that the securities or other assets received by an Underlying Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings during which the issuer might not make any interest or other payments. In any reorganization or liquidation proceeding relating to a defaulted obligation, an Underlying Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Moreover, any securities received by an Underlying Fund upon completion of a workout or bankruptcy proceeding may be illiquid, speculative, or restricted as to resale. Similarly, if an Underlying Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to the securities of a stressed or distressed issuer, an Underlying Fund may be restricted from disposing of such securities. To the extent that an Underlying Fund becomes involved in such proceedings, an Underlying Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. Also among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer. Judgments about the credit quality of a financially stressed or distressed issuer and the relative value of its securities may prove to be wrong, and there is no assurance that the evaluation of the value of the assets collateralizing an Underlying Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company will be correct. See “High-Yield Bonds” disclosure below for the risks associated with low-quality, high-risk corporate bonds, a type of fixed-income security.

Fixed-Income Investments — An Underlying Fund may hold debt instruments, including government and corporate debt instruments, and other fixed-income securities. To the extent that an Underlying Fund invests in derivatives tied to fixed-income securities, an Underlying Fund may be more substantially exposed to these risks than a portfolio that does not invest in such derivatives. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause an Underlying Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed-income securities with very low or negative interest rates may diminish an Underlying Fund’s yield and performance. Conversely, if rising interest rates cause an Underlying Fund to lose value, an Underlying Fund could face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs. An increase in shareholder redemptions could also force an Underlying Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting an Underlying Fund as well as the value of your investment. For fixed-income securities with variable or floating rates, the interest rates reset when the specified index or reference rate changes. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable or unwilling to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This is similar to call risk, which is the risk that the issuer of a debt security may repay the security early. This may result in an Underlying Fund not enjoying the increase in the security’s market price that usually accompanies a decline in rates, and also having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which an Underlying Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an Underlying Fund would like or at the price An Underlying Fund manager believes the security is currently worth. To the extent an Underlying Fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector.

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Securities underlying mortgage and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Fixed-income securities are also subject to market risk. The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Recent and potential future changes in government monetary policy may also affect the level of interest rates. An Underlying Fund may be subject to heightened interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain investments. These developments could cause an Underlying Fund’s NAV to fluctuate or make it more difficult for an Underlying Fund to accurately value its securities. The amount of assets deemed illiquid remaining within an Underlying Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of an Underlying Fund.

In addition, specific types of fixed-income securities in which an Underlying Fund may invest are subject to the risks described elsewhere in this SAI. See “High-Yield Bonds” disclosure below for the risks associated with low-quality, high-risk corporate bonds, a type of fixed-income security.

•	Corporate Debt and Other Fixed-Income Securities. Typically, the values of fixed income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed income securities is interest rate risk, which is the risk that their value generally will decline as prevailing interest rates rise, which may cause an Underlying Fund’s NAV to likewise decrease, and vice versa. How specific fixed income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates. They are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed income security will weaken and/or that the issuer will be unable to make timely principal and interest payments, and that the security may go into default.

•	High-Yield Bonds. High-yield, non-investment grade bonds (also known as “junk bonds”) are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative with respect to the issuer’s ability to pay interest and repay principal by rating organizations. For example, Moody’s, S&P Global, and Fitch, Inc. currently rate them below Baa3, BBB- and BBB-, respectively. Please see “Appendix [ ]: Ratings Definitions” below for an explanation of the ratings applied to high-yield bonds. High-yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their lower credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in an Underlying Fund. The lower rating of certain high-yield corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed-income security also may affect the value of these investments; however, allocating investments in an Underlying Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high-yield securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns, periods of rising interest rates, or when inflation or deflation occurs, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. They may also not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. In addition, lower-rated securities may experience substantial price declines when there is an expectation that issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated
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securities can rise dramatically. However, the higher yields of high-yield securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. If an issuer defaults, an Underlying Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for an Underlying Fund may have to be adjusted in the event of default. In the event of an issuer’s default, an Underlying Fund may write off prior income accruals for that issuer, resulting in a reduction in an Underlying Fund’s current dividend payment. In the event of an in court or out of court restructuring of high-yield bond in which an Underlying Fund invests, an Underlying Fund may acquire (and subsequently sell) equity securities or exercise warrants that it receives. In addition, the market for high-yield securities generally is less robust and active than that for higher-rated securities, which may limit an Underlying Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets and could make the valuation of these portfolio securities more difficult.

Foreign Debt Securities — An Underlying Fund may invest in foreign fixed and floating rate income securities, all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) debt obligations of U.S. corporate issuers (both Eurodollar and non-dollar denominated). Foreign debt securities may be structured as fixed-, variable- or floating-rate obligations, or as zero-coupon, pay-in-kind and step-coupon securities. There may be no minimum rating criteria for an Underlying Fund’s investments in such securities. The cost of servicing foreign debt will generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. An Underlying Fund’s foreign debt securities may be held outside of the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the Investment Company Act. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers and the risks similar to those of foreign securities , such as the fact that foreign markets can be extremely volatile, foreign debt securities may be less liquid than securities of U.S. issuers, and transaction fees, custodial costs, currency conversion costs and other fees are generally higher for foreign debt securities.

Foreign Investing — An Underlying Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated equity, debt and derivative instruments of foreign issuers and foreign branches of U.S. banks. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign investments are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks may include: the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism, and disease/virus outbreaks and epidemics); the potentially adverse effects of unavailability of public information regarding issuers, less or less reliable information about the securities and business operations of foreign issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities purchases, tracking and custody; the difficulty of predicting international trade patterns and the possibility of exchange controls or limitations on the removal of funds or assets; and possibly more limited legal remedies and access to the courts available to enforce an Underlying Fund’s rights as an investor. The prices of such securities may be more volatile than those of domestic securities. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities, and such levels may not be sustainable. The economies of many of the countries in which an Underlying Fund may invest are not as developed as the U.S. economy, and individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Individual foreign companies also may differ favorably or unfavorably from U.S. companies in the same industry.

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Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less trading volume than U.S. markets. As a result, foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater or lower price volatility. An Underlying Fund may be exposed to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions. Investments in frontier and emerging markets may be subject to greater custody risks than investments in more developed markets. Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. Delays in settlement could result in temporary periods when a portion of the assets of an Underlying Fund is not invested and no return is earned thereon. The inability of an Underlying Fund to make intended security purchases due to settlement problems could cause an Underlying Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to an Underlying Fund due to subsequent declines in value of the securities or, if an Underlying Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, certain foreign markets may institute share blocking, which is a practice under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent an Underlying Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, An Underlying Fund manager, on behalf of an Underlying Fund, may elect not to vote proxies in markets that require share blocking. Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries.

Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate an Underlying Fund’s ability to purchase or sell foreign securities, and thus may prevent an Underlying Fund from making investments or make an Underlying Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, an Underlying Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to an Underlying Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to an Underlying Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent an Underlying Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.

Investing in foreign currency denominated investments involves not only the special risks associated with investing in non-U.S. issuers, as described above, but also the additional risks of adverse changes in foreign exchange rates and investment or exchange control regulations, which could prevent cash from being brought back to the United States. Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Some governments may impose a tax on purchases by foreign investors of certain securities that trade in their country. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of an Underlying Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which an Underlying Fund invests, or result in unexpected tax liabilities for an Underlying Fund. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than those negotiated commissions on U.S. exchanges, as are transaction costs, although An Underlying Fund manager endeavors to achieve the most favorable net results on portfolio transactions.

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An Underlying Fund may also invest in foreign “market access” investments, such as participatory notes, low-exercise price options or warrants, equity-linked notes, or equity swaps. These investments may provide economic exposure to an issuer without directly holding its securities. For example, market access investments may be used where regulatory or exchange restrictions make it difficult or undesirable for an Underlying Fund to invest directly in an issuer’s common stock. Market access investments can be either exchange-traded or over-the-counter. Certain market access investments can be subject to the credit risk of both the underlying issuer and a counterparty. Holders of certain market access investments might not have voting, dividend, or other rights associated with shareholders of the referenced securities. Holders of market access investments might not have any right to make a claim against an issuer or counterparty in the event of their bankruptcy or other restructuring. It may be more difficult or time consuming to dispose of certain market access investments than the referenced security.

An Underlying Fund may be subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time an Underlying Fund’s net asset value is determined. If such arbitrage attempts are successful, an Underlying Fund’s net asset value might be diluted.

The use of fair value pricing in certain circumstances may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be fair valued. As such, fair value pricing is based on subjective judgment, and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement an Underlying Fund’s investment strategy (e.g., reducing the volatility of an Underlying Fund’s share price) or achieve its investment objective.

•	Emerging Market Securities. An Underlying Fund may invest in emerging market securities. An Underlying Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which an Underlying Fund can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. These risks are discussed below.

Economies: The economies of emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, reliable access to capital, capital reinvestment, resource self-sufficiency, balance of payments and trade difficulties. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and may be heavily dependent upon international trade, as well as the economic conditions in the countries with which they trade. Such economies accordingly have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist or retaliatory measures imposed or negotiated by the countries with which they trade. Similarly, many of these countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of national and external debt, severe recession, and extreme poverty and unemployment. The economies of emerging market countries may be based predominately on only a few industries or may be dependent on revenues from participating commodities or on international aid or developmental assistance. Emerging market economies may develop unevenly or may never fully develop. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European, Russian or Chinese economies, should be regarded as speculative.

Governments: Emerging markets may have uncertain national policies and social, political and economic instability. While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain

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sectors, wage and price controls or imposition of trade barriers and other protectionist measures. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In addition, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, confiscatory taxation or creation of government monopolies to the possible detriment of an Underlying Fund’s investments. In such event, it is possible that an Underlying Fund could lose the entire value of its investments in the affected markets.

Emerging market countries may have national policies that limit an Underlying Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. In addition, if an Underlying Fund invests in a market where restrictions are considered acceptable, a country could impose new or additional repatriation restrictions after investment that are unacceptable. This might require, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Further, some attractive securities may not be available, or may require a premium for purchase, due to foreign shareholders already holding the maximum amount legally permissible. In addition to withholding taxes on investment income, some countries with emerging capital markets may impose differential capital gain taxes on foreign investors.

An issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. There may be limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed-income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Capital Markets: The capital markets in emerging market countries may be underdeveloped. They may have low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities from more developed capital markets. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and securities may be held by a limited number of investors. This may adversely affect the timing and pricing of an Underlying Fund’s acquisition or disposal of securities. There may be less publicly available information about emerging markets than would be available in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., may not be applicable. Investing in certain countries with emerging capital markets may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that an Underlying Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. There may also be custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to investments in emerging market countries.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because an Underlying Fund may use brokers and counterparties that are

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less well capitalized, and custody and registration of assets in some countries may be unreliable. Supervisory authorities also may be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to an Underlying Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause an Underlying Fund to suffer a loss. There can be no certainty that an Underlying Fund will be successful in eliminating counterparty risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to an Underlying Fund.

Regulatory authorities in some emerging markets currently do not provide the Public Company Accounting Oversight Board with the ability to inspect public accounting firms as required by U.S. law, including sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators, which potentially could expose investors to significant risks.

Legal Systems: Investments in emerging market countries may be affected by the lack, or relatively early development, of legal structures governing private and foreign investments and private property. Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context. The organizational structures of certain issuers in emerging markets may limit investor rights and recourse.

An Underlying Fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries, either individually or in combination with other shareholders. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities. Additionally, in certain emerging market countries, fraud, corruption and attempts at market manipulation may be more prevalent than in developed market countries. Shareholder claims that are common in the U.S. and are generally viewed as determining misconduct, including class action securities law and fraud claims, generally are difficult or impossible to pursue as a matter of law or practicality in many emerging markets.

The laws in certain countries with emerging capital markets may be based upon or be highly influenced by religious codes or rules. The interpretation of how these laws apply to certain investments may change over time, which could have a negative impact on those investments and an Underlying Fund.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which an Underlying Fund invests. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Russian government or Russian companies, may impact Russia’s economy and Russian issuers of securities in which an Underlying Fund invests. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact an Underlying Fund’s performance and the value of an investment in an Underlying Fund, even if an Underlying Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.

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Governments in the United States and many other countries (collectively, the “Sanctioning Bodies”) have imposed economic sanctions, which can consist of prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes and prohibition of all business, against certain Russian individuals, including politicians, and Russian corporate and banking entities. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of an Underlying Fund to buy, sell, receive or deliver those securities and/or assets. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

•	European Securities. An Underlying Fund’s performance may be affected by political, social and economic conditions in Europe, such as the growth of the economic output (the gross national product of the countries in the region), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries, interest rates in European countries, monetary exchange rates between European countries, and conflict between European countries.

The Economic and Monetary Union (“EMU”) of the European Union (“EU”) is comprised of EU members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies and is subject to fiscal and monetary controls. The EMU requires Eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, fiscal and monetary controls, and other factors. Although the EMU has adopted a common currency and central bank, there is no fiscal union; therefore, money does not automatically flow from countries with surpluses to those with deficits. These restrictions and characteristics may limit the ability of EMU member countries to implement monetary policy to address regional economic conditions and significantly impact every European country and their economic partners, including those countries that are not members of the EMU. In addition, those EU member states that are not currently in the Eurozone (Bulgaria, the Czech Republic, Denmark, Hungary, Poland, Romania, and Sweden), excluding Denmark, are required to seek to comply with convergence criteria to permit entry to the Eurozone. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the euro or other European currency, the threat of default or actual default by one or more EU member countries , or other European countries, on its sovereign debt, and/or an economic recession in one or more European countries may have a significant adverse effect on the economies of other European countries and major trading partners outside Europe.

The European financial markets have experienced and may continue to experience volatility and adverse trends due to concerns relating to economic downturns; rising government debt levels and national unemployment; the possible default of government debt in several European countries; public health crises; political unrest; economic sanctions; inflation; energy crises; the future of the euro as a common currency; and war and military conflict, such as the Russian invasion of Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. Responses to financial problems by European governments, central banks, and others, including austerity measures and other reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or may have unintended consequences. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect an Underlying Fund’s investments. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. Many European nations are susceptible to economic risks associated with high levels of debt. Non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts, and other issuers have faced difficulties obtaining credit or refinancing existing obligations. A default or debt restructuring by any European country could adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s

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creditworthiness, which may be located in other countries. Such a default or debt restructuring could affect exposures to other European countries and their financial companies as well. Further defaults on, or restructurings of, the debt of governments or other entities could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, issuers may face difficulties obtaining credit or refinancing existing obligations; financial institutions may require government or central bank support, or need to raise capital, and/or be impaired in their ability to extend credit. Furthermore, certain European countries have had to accept assistance from supranational agencies such as the International Monetary Fund, the European Stability Mechanism or others. The European Central Bank has also intervened to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that any creditors or supranational agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these creditors. Certain European countries have also developed increasingly strained relationships with the U.S., and if these relationships were to worsen, they could adversely affect European issuers that rely on the U.S. for trade.

In addition, the national politics of European countries have been unpredictable and subject to influence by disruptive political groups, ideologies, and polarizing political events such as the conflict between Israel and Hamas. Secessionist movements, as well as government or other responses to such movements, may create instability and uncertainty in a country or region. European governments may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe and in the Middle East also could impact financial markets, as could military conflicts. For example, Houthi attacks on commercial shipping in the Red Sea and Gulf of Aden, and retaliatory action, may disrupt supply chains and cause difficulties for impacted businesses, including those that wish to ship goods through that route. The impact of these kinds of events could be significant and far-reaching and materially impact the value and liquidity of an Underlying Fund’s investments. Russia’s war with Ukraine has negatively impacted European economic activity. The Russia/Ukraine war and Russia’s response to sanctions imposed by the U.S. and other countries are impossible to predict, but have severely impacted the performance of the economies of European and other countries, including through adverse effects to global financial and energy markets, global supply chains and global growth, and consequential inflation. Investments in companies with contractual relationships with Russian counterparties, or with significant operations and/or assets in Russia could be adversely impacted by the new legal, political, and regulatory environment, whether by increased costs or the termination of business plans or operations due to sanctions. Various companies operating in Russia, or with Russian counterparties, have faced difficulties enforcing Russian debts or contractual reliefs due to the Russian court’s hostility towards European companies in response to sanctions.

Certain countries have applied to become new member countries of the EU, and these candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU due to concerns about the possible economic, immigration and cultural implications. Certain other countries have applied to join or, in the case of Finland and Sweden, have recently joined, the North Atlantic Treaty Organization (“NATO”). Russia is understood to oppose certain expansions, or potential expansions, of NATO and the EU, and its reaction to such developments could negatively impact European economic activity. The United Kingdom withdrew from the European Union on January 31, 2020 and entered into a transition period, which ended on December 31, 2020. The longer-term economic, legal, and political framework between the United Kingdom and the EU is still developing and may lead to ongoing political and economic uncertainty in the United Kingdom, Europe, and the global market. Investments in companies with significant operations and/or assets in the United Kingdom could be adversely impacted by the new legal, political, and regulatory environment, whether by increased costs or impediments to the implementation of business plans. The uncertainty resulting from any further exits from the EU, or the possibility of such exits, would also be likely to cause market disruption in the EU and more broadly across the global economy, as well as introduce further legal, political, and regulatory uncertainty in Europe.

•	United Kingdom Securities. Exposure to issuers located in, or with economic ties to, the United Kingdom, could expose an Underlying Fund to risks associated with investments in the United Kingdom to a greater extent than more geographically diverse funds, including regulatory, political, currency, security, and
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economic risks specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the United Kingdom economy may be impacted by changes to the economic condition of the United States and other European countries.

On December 31, 2020, the United Kingdom left the European Union in an event commonly referred to as “Brexit.” The United Kingdom and the European Union then reached a trade agreement that became effective on May 1, 2021, after being ratified by all applicable United Kingdom and European Union governmental bodies. Until the economic effects of Brexit become clearer, and while a period of political, regulatory and commercial uncertainty continues, there remains a risk that Brexit may have a negative impact on the United Kingdom, the broader global economy, or the value of the British pound sterling, any of which may impact the value of Fund investments.

The United Kingdom’s economy relies heavily on the export of financial services to the United States and other European countries. At the end of March 2021, the UK and the European Union concluded technical discussions on the content of a Memorandum of Understanding on financial services, setting out how the UK and EU financial services regulators will co-operate and share information. The implementation of this legal framework and basis of co-operation remains to be seen, and so the period following the United Kingdom’s withdrawal from the European Union is expected to be one of significant political and economic uncertainty, particularly until the United Kingdom government and EU member states agree and implement the terms of the United Kingdom’s future relationship with the European Union.

Although An Underlying Fund manager may hedge Fund currency exposures back to the U.S. dollar, a depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar as a result of Brexit could adversely affect Fund investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.

Illiquid and Restricted Securities — Generally, an illiquid asset is an asset that an Underlying Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days.

Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Such securities include those sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act, and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act (“Section 4(a)(2) securities”). Such securities are restricted as to disposition under the federal securities laws, and generally, are sold to institutional investors, such as an Underlying Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. Rule 144A under the Securities Act is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by an Underlying Fund qualify under Rule 144A and an institutional market develops for those securities, an Underlying Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers are uninterested in purchasing restricted securities, an Underlying Fund’s investment in such securities could have the effect of reducing an Underlying Fund’s liquidity. A determination could be made that certain securities qualified for trading under Rule 144A are liquid. In addition to Rule 144A, Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as an Underlying Fund, to purchase such unregistered securities if certain conditions are met.

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Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an Underlying Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity. In addition, an Underlying Fund may get only limited information about an issuer of such a security, so it may be less able to predict a loss. An Underlying Fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing an Underlying Fund’s NAV.

Investment Grade Securities— Investment grade securities that an Underlying Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating that security (such as S&P Global, Fitch, or Moody’s) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. The Underlying Fund, at the discretion of an Underlying Fund manager, may retain a security that has been downgraded below the initial investment criteria. Please see “Appendix []: Ratings Definitions” for an explanation of rating categories.

Leverage Risk — Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. When an Underlying Fund engages in transactions that have a leveraging effect on an Underlying Fund’s investment, the value of an Underlying Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than an Underlying Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of an Underlying Fund’s underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to an Underlying Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause an Underlying Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset segregation or coverage requirements.

Litigation, Bankruptcy and Other Proceedings Risk -- Investments in stressed, distressed or bankrupt companies include a material risk of involving an Underlying Fund in a related litigation. Such litigation can be time consuming and expensive, and can frequently lead to unpredicted delays or losses. Litigation expenses, including payments pursuant to settlements or judgments, generally will be borne by an Underlying Fund.

There are a number of significant risks when investing in companies involved in bankruptcy or other reorganization proceedings, and many events in a bankruptcy are the product of contested matters and adversary proceedings which are beyond the control of the creditors. A bankruptcy filing may have adverse and permanent effects on a company. Further, if the proceeding is converted to a liquidation, the liquidation value of the company may not equal the liquidation value that was believed to exist at the time of the investment. In addition, the duration of a bankruptcy or other reorganization proceeding is difficult to predict. A creditor’s return on investment can be impacted adversely by delays while a plan of reorganization is being negotiated, approved by the creditors, confirmed by the bankruptcy court (if applicable), and becomes effective. In bankruptcy, certain claims, such as claims for taxes, wages and certain trade claims, may have priority by law over the claims of certain creditors and administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors.

Certain fixed-income securities invested in by an Underlying Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require an Underlying Fund to

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repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, an Underlying Fund may not receive any payment on the securities. If an Underlying Fund, the Underlying Fund manager is found to have interfered with the affairs of a company in which an Underlying Fund holds a debt investment, to the detriment of other creditors or common stockholders of such company, an Underlying Fund may be held liable for damages to injured parties or a bankruptcy court. While an Underlying Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that an Underlying Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity.

Insofar as an Underlying Fund’s portfolio includes obligations of non-United States obligors, the laws of certain foreign jurisdictions may provide for avoidance remedies under factual circumstances similar to those described above or under different circumstances, with consequences that may or may not be analogous to those described above under U.S. federal or state laws. Changes in bankruptcy laws (including U.S. federal and state laws and applicable non-United States laws) may adversely impact an Underlying Fund’s securities.

Liquidity Risk— Liquidity risk is the risk that an Underlying Fund may not be able to dispose of securities or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which an Underlying Fund currently values them. Liquidity risk may arise because of, for example, a lack of marketability of the investment. A decrease in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in an Underlying Fund’s investments or decreases in their capacity or willingness to trade such investments may increase an Underlying Fund’s exposure to this risk. For example, certain investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Changing regulatory, market or other conditions or environments (for example, interest rate or credit environments) may also adversely affect the liquidity and the price of an Underlying Fund’s investments. Additionally, the market-making capacity of dealers has been reduced, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. As a result, an Underlying Fund, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for an Underlying Fund to value illiquid securities accurately. Governments and their regulatory agencies and self-regulatory organizations may take actions that affect the regulation of the instruments in which an Underlying Fund invests, or the issuers of such instruments, in ways that are unforeseeable and could affect an Underlying Fund’s ability to sell these instruments. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Volatile financial markets can expose an Underlying Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by an Underlying Fund. Market participants attempting to sell the same or a similar instrument at the same time as an Underlying Fund could exacerbate an Underlying Fund’s exposure to liquidity risk. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by an Underlying Fund may later become illiquid, particularly in times of overall economic distress. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities. An Underlying Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of an Underlying Fund. In some cases, due to unanticipated levels of illiquidity an Underlying Fund may choose to meet its redemption obligations wholly or in part by distributions of assets in-kind. During periods of market illiquidity or volatility, an Underlying Fund may have to accept a lower selling price for a holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity.

Loan Interests, Participations and Assignments — Loan interests are a form of direct debt instrument in which an Underlying Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution. An Underlying Fund may invest in secured and unsecured loans. Loans are subject to the same risks as Fixed-Income Investments discussed above and carry additional risks described in this section. Loan interests are different from traditional debt securities in that debt securities generally are part of a large issue of securities to the public, whereas loan interests may not be a security and may represent a specific commercial loan to a borrower.

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Loan Interests. An Underlying Fund’s ability to receive payments in connection with loans depends on the financial condition of the borrower. An Underlying Fund manager may not rely solely on another lending institution’s credit analysis of the borrower, but may perform its own investment analysis of the borrower. An Underlying Fund manager’s analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. In addition, loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by an Underlying Fund manager. Loan interests of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.

Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, an Underlying Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of purchasers of loans are subject to the claims of the agent’s general or secured creditors, an Underlying Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. An Underlying Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, loans that are part of highly leveraged transactions involve a significant risk that the borrower may default or go into bankruptcy or become insolvent. Borrowers that are in bankruptcy or restructuring may never pay off their debts or may pay only a small fraction of the amount owed. In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the loan.

A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the loan with any free cash flow. A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding loan.

Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the collateral from a secured loan in which an Underlying Fund invests can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements, there is no formal requirement to pledge additional collateral if the value of the initial collateral declines. As a result, a loan may not always be fully collateralized and can decline significantly in value. If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws. If a secured loan is foreclosed, an Underlying Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral. There is also a possibility that an Underlying Fund will become the owner of its pro rata share of the collateral, which may carry additional risks and liabilities. Some loans are unsecured. If the borrower defaults on an unsecured loan, an Underlying Fund will be a general creditor and will not have rights to any specific assets of the borrower.

Resale Restrictions. Loans may be subject to legal or contractual restrictions on resale. Loans normally are not registered with the SEC or any state securities commission and are not currently listed on any securities exchange or automatic quotation system, and there may not be an active trading market for some loans. As a result, the amount of

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public information available about a specific loan historically has been less extensive than if the loan were registered or exchange-traded. They may also not be considered “securities,” and purchasers, such as an Underlying Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. In the absence of definitive regulatory guidance, an Underlying Fund relies on an Underlying Fund manager’s research in an attempt to avoid situations where fraud and misrepresentation could adversely affect an Underlying Fund. In addition, an Underlying Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The lack of a liquid secondary market may have an adverse impact on an Underlying Fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of an Underlying Fund’s shares, to meet an Underlying Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In addition, transactions in loan investments may take a significant amount of time to settle (i.e., more than seven days and up to several weeks or longer). Accordingly, the proceeds from the sale of a loan investment may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force an Underlying Fund to liquidate other securities to meet redemptions and may present a risk that an Underlying Fund may incur losses in order to timely honor redemptions. To the extent that any such investments are determined to be illiquid, they will be subject to an Underlying Fund’s restrictions on investments in illiquid securities.

In certain circumstances, the Manager, an Underlying Fund manager or their affiliates (including on behalf of clients other than an Underlying Fund) or an Underlying Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, an Underlying Fund could be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when an Underlying Fund manager or an Underlying Fund determines to avoid or to not receive non-public information about a borrower for loan investments being considered for acquisition by an Underlying Fund or held by an Underlying Fund, an Underlying Fund may be disadvantaged relative to other investors that do receive such information, and an Underlying Fund may not be able to take advantage of other investment opportunities that it may otherwise have.

Prepayment Risk. The borrower in a loan arrangement may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. Due to prepayment, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower’s financial condition and competitive conditions among lenders. Such prepayments may require an Underlying Fund to replace an investment with a lower yielding security which may have an adverse effect on an Underlying Fund’s share price. Prepayments cannot be predicted with accuracy. Floating rate loans can be less sensitive to prepayment risk, but an Underlying Fund’s NAV may still fluctuate in response to interest rate changes because variable interest rates may reset only periodically and may not rise or decline as much as interest rates in general.

Lender Liability. A number of judicial decisions in the United States have upheld the right of borrowers to sue lenders or bondholders on the basis of various evolving legal theories (commonly referred to as “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender or bondholder has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing owed to the borrower or issuer or has assumed a degree of control over the borrower or issuer resulting in the creation of a fiduciary duty owed to the borrower or issuer or its other creditors or stockholders. Because of the nature of its investments, an Underlying Fund may be subject to allegations of lender liability. In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder: (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.” An Underlying Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine; however, because of the nature of the debt obligations, an Underlying Fund may be subject to claims from creditors of an obligor that debt obligations of such obligor which are held by an Underlying Fund should

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be equitably subordinated. Because affiliates of, or persons related to, an Underlying Fund manager may hold equity or other interests in obligors of an Underlying Fund, an Underlying Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Marketplace Loans and Pass-Throughs – An Underlying Fund may make marketplace lending investments through a combination of: (i) investing in loans to consumers, small- and mid-sized companies (“SMEs”) and other borrowers, including borrowers of student loans, originated through online platforms (or an affiliate) that provide a marketplace for lending (“Marketplace Loans”) through purchases of whole loans (either individually or in aggregations); (ii) investing in notes or other pass-through obligations issued by a marketplace lending platform (or an affiliate) representing the right to receive the principal and interest payments on a Marketplace Loan (or fractional portions thereof) originated through the platform (“Pass-Through Notes”); (iii) purchasing asset-backed securities representing ownership in a pool of Marketplace Loans; (iv) investing in private investment funds that purchase Marketplace Loans, (v) acquiring an equity interest in a marketplace lending platform (or an affiliate); and (vi) providing loans, credit lines or other extensions of credit to a marketplace lending platform (or an affiliate) (collectively, “Marketplace Lending Instruments”). Marketplace Lending Instruments are generally not rated by the nationally recognized statistical rating organizations (“NRSROs”). Such unrated instruments, however, are considered to be comparable in quality to securities falling into any of the ratings categories used by such NRSROs to classify “junk” bonds. Accordingly, an Underlying Fund’s unrated Marketplace Lending Instrument investments constitute highly risky and speculative investments similar to investments in “junk” bonds.

A portion of the Marketplace Loans in which an Underlying Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. Accordingly, the platforms and any third-party collection agencies will be limited in their ability to collect on defaulted Marketplace Loans. With respect to Marketplace Loans secured by collateral, there can be no assurance that the liquidation of any such collateral would satisfy a borrower’s obligation in the event of a default under its Marketplace Loan.

Furthermore, Marketplace Loans may not contain any cross-default or similar provisions. A cross-default provision makes a default under certain debt of a borrower an automatic default on other debt of that borrower. The effect of this can be to allow other creditors to move more quickly to claim any assets of the borrower. To the extent a Marketplace Loan does not contain a cross-default provision, the loan will not be placed automatically in default upon that borrower’s default on any of the borrower’s other debt obligations, unless there are relevant independent grounds for a default on the loan. In addition, the Marketplace Loan will not be referred to a third-party collection agency for collection because of a borrower’s default on debt obligations other than the Marketplace Loan. If a borrower first defaults on debt obligations other than the Marketplace Loan, the creditors to such other debt obligations may seize the borrower’s assets or pursue other legal action against the borrower, which may adversely impact the ability to recoup any principal and interest payments on the Marketplace Loan if the borrower subsequently defaults on the loan. In addition, an operator of a platform is generally not required to repurchase Marketplace Loans from a lender except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower or as may otherwise be negotiated by an Underlying Fund when purchasing whole loans.

Borrowers may seek protection under federal bankruptcy law or similar laws. If a borrower files for bankruptcy (or becomes the subject of an involuntary petition), a stay will go into effect that will automatically put any pending collection actions on hold and prevent further collection action absent bankruptcy court approval. Whether any payment will ultimately be made or received on a Marketplace Loan after bankruptcy status is declared depends on the borrower’s particular financial situation and the determination of the court. It is possible that the borrower’s liability on the Marketplace Loan will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured Marketplace Loan, unsecured creditors will receive only a fraction of any amount outstanding on their loan, if anything at all.

As Pass-Through Notes are pass-through obligations of the operators of the lending platforms, and not direct obligations of the borrowers under the underlying Marketplace Loans originated by such platforms, holders of certain Pass-Through Notes are exposed to the credit risk of the operator. An operator that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its Pass-Through Notes even if the borrowers of the underlying Marketplace Loans timely make all payments due from them. In addition, Pass-Through Notes are non-recourse obligations (except to the extent that the operator actually receives payments from the borrower on the loan).

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Accordingly, lenders assume all of the borrower credit risk on the loans they fund and are not entitled to recover any deficiency of principal or interest from the operator if the borrower defaults on its payments.

There may be a delay between the time an Underlying Fund commits to purchase a Pass-Through Note and the issuance of such note and, during such delay, the funds committed to such an investment will not be available for investment in other Marketplace Lending Instruments. Because the funds committed to an investment in Pass-Through Notes do not earn interest until the issuance of the note, the delay in issuance will have the effect of reducing the effective rate of return on the investment.

Mortgage-Backed Securities — Mortgage-backed securities may be more volatile or less liquid than more traditional debt securities. Mortgage-backed securities include both collateralized mortgage obligations and mortgage pass-through certificates.

•	Collateralized Mortgage Obligation (“CMO”) Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described elsewhere with respect to stripped mortgage-backed securities, in certain circumstances an Underlying Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. . In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to an Underlying Fund’s limitations on investment in illiquid securities. Liquidity in CMO trading markets also may be limited, and CMO residuals may be significantly more volatile than other CMO interests.

Mortgage Servicing Rights – Mortgage servicing rights are the contractual rights to cash flows payable to the actual mortgage servicer of a pool of mortgage loans for their ongoing administrative duties. An investment in mortgage servicing rights is negatively impacted if prepayments are higher than projected (often precipitated by a decline in interest rates), defaults and/or delinquencies are higher than projected, mortgage servicing advances are higher than projected, or a prior mortgage servicing government-sponsored enterprise (“GSE”) approval is revoked. A mortgage servicer requires approval from a GSE such as Fannie Mae or Freddie Mac before they are allowed to service conforming mortgages. Mortgage servicing rights can also be negatively impacted by changes in state and/or federal regulations.

Pay-in-Kind Securities — Pay-in-kind securities are debt securities that may pay interest through the issuance of additional securities or in cash. Because these securities may not pay current cash income, their price can be volatile when interest rates fluctuate. Federal income tax law requires a holder of pay-in-kind securities to include in gross income each taxable year the portion of the non-cash income on those securities (i.e., the additional securities issued as interest thereon) accrued during that year.

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In order to continue to qualify for treatment as a “regulated investment company” under the Internal Revenue Code and avoid federal excise tax, an Underlying Fund may be required to distribute a portion of such non-cash income and may be required to dispose of other portfolio securities in order to generate cash to meet these distribution requirements, including during periods of adverse market prices for those portfolio securities. See the section entitled “Tax Information.”

Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Because preferred stock is subordinate to bonds in the issuer’s capital structure, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stockholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer, and may suffer a loss of value as a result. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to the deferral of dividend payments, the non-cumulative payment of dividends (in which omitted or deferred dividends are not subsequently paid), subordination, liquidity, limited voting rights, and special redemption rights. The market prices of preferred stock are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Preferred stock also may be subject to optional or mandatory redemption provisions.

Reliance on Corporate Management and Financial Reporting Risk — An Underlying Fund manager may select investments for an Underlying Fund on the basis of information and data made directly available to an Underlying Fund manager by the issuers of securities or through sources other than the issuers such as collateral pool servicers. An Underlying Fund manager is dependent upon the integrity of the management of these issuers and of such servicers and the financial and collateral performance reporting processes in general. Investors, including an Underlying Fund, can incur material losses as a result of corporate mismanagement and fraud resulting in accounting irregularities.

Royalty Trusts -- An Underlying Fund may invest in royalty trusts. A royalty trust typically controls an operating company which purchases oil and gas properties using the trust’s capital. The royalty trust then receives royalties and/or interest payments from its operating company and distributes them as income to its unitholders. Units of the royalty trust represent an economic interest in the underlying assets of the trust.

The yield generated by a royalty trust is not guaranteed and because developments in the oil, gas and natural resource markets will affect payouts, can be volatile. For example, the yield on an oil royalty trust can be affected by changes in production levels, natural resources, political and military developments, regulatory changes and conservation efforts. In addition, natural resources are depleting assets. Eventually, the income-producing ability of the royalty trust will be exhausted. Generally, higher yielding trusts have less time until depletion of proven reserves. Depending on the U.S. federal income tax classifications of the royalty trusts in which an Underlying Fund invests, securities issued by certain royalty trusts (such as royalty trusts which are grantor trusts for U.S. federal income tax purposes) may not produce qualifying income for purposes of the income requirements of the Code. Additionally, an Underlying Fund may be deemed to own the assets of each royalty trust and would need to look to such assets when determining its compliance with the diversification requirements under the Code.

An Underlying Fund may invest in oil royalty trusts that are traded on stock exchanges. Oil royalty trusts are income trusts that own or control oil and gas operating companies. Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to unitholders in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.

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The operations and financial condition of oil royalty trusts, and the amount of distributions or dividends paid on their securities, is dependent on oil prices. Prices for commodities vary and are determined by supply and demand factors, including weather and general economic and political conditions. A decline in oil prices could have a substantial adverse effect on the operations and financial conditions of the trusts. Such trusts are also subject to the risk of an adverse change in the regulations of the natural resource industry and other operational risks relating to the energy sector. In addition, the underlying operating companies held or controlled by the trusts are usually involved in oil exploration; however, such companies may not be successful in holding, discovering, or exploiting adequate commercial quantities of oil, the failure of which will adversely affect their values. Even if successful, oil and gas prices have fluctuated widely during the most recent years and may continue to do so in the future. The combination of global demand growth and depleting reserves, together with current geopolitical instability, will likely continue to support strong crude oil prices over the long term. However, there is no guarantee that these prices will not decline. Declining crude oil prices may cause an Underlying Fund to incur losses on its investments. In addition, the demand in and supply to the developing markets could be affected by other factors such as restrictions on imports, increased taxation, and creation of government monopolies, as well as social, economic and political uncertainty and instability. Furthermore, there is no guarantee that non-conventional sources of natural gas will not be discovered which would adversely affect the oil industry.

Moreover, as the underlying oil and gas reserves are produced, the remaining reserves attributable to the royalty trust are depleted. The ability of a royalty trust to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Certain royalty trusts have demonstrated consistent positive reserve growth year-over-year and, as such, certain royalty trusts have been successful to date in this respect and are thus currently trading at unit prices significantly higher than those of five or ten years ago. Oil royalty trusts manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions. When an Underlying Fund invests in foreign oil royalty trusts, it will also be subject to foreign securities risks.

Senior Loans — An Underlying Fund may invest in senior loans, which generally include variable or floating rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. In addition to the risks typically associated with debt securities, such as credit and interest rate risk, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. In the event of an in court or out of court restructuring of a senior loan in which an Underlying Fund invests, an Underlying Fund may acquire (and subsequently sell) equity securities or exercise warrants that it receives. Senior loans usually have mandatory and optional prepayment provisions. If a borrower prepays a senior loan, an Underlying Fund will have to reinvest the proceeds in other senior loans or securities that may pay lower interest rates.

Structured Notes. An Underlying Fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a reference instrument (for example, a commodity, a foreign currency, an index of securities, an interest rate or other financial indicators). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments, which can make the value of such securities volatile. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality. Structured notes can be used to increase an Underlying Fund’s exposure to changes in the value of assets or to hedge the risks of other investments that an Underlying Fund holds.

Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, an Underlying Fund may enter into agreements with an issuer of structured notes to purchase minimum amounts of those notes over time. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, an Underlying Fund’s investments in these structured products may be subject to limits applicable to investments in other investment companies.

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•	Credit-Linked Notes. CLNs are derivative debt obligations that are issued by limited purpose entities or by financial firms, such as banks, securities firms or their affiliates, and that are structured so that their performance is linked to that of an underlying bond or other debt obligation (a “reference asset”), normally by means of an embedded or underlying credit default swap. The issuer of a CLN in turns enters into a credit protection agreement or invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available.

The issuer or one of the affiliates of the issuer of the CLNs in which an Underlying Fund will invest, normally will purchase the reference asset underlying the CLN directly, but in some cases it may gain exposure to the reference asset through a credit default swap or other derivative. Under the terms of a CLN, an Underlying Fund will receive a fixed or variable rate of interest on the outstanding principal amount of the CLN, which in turn will be subject to reduction (potentially down to zero) if a “credit event” occurs with respect to the underlying reference asset or its issuer. Such credit events will include payment defaults on the reference asset, and normally will also include events that do not involve an actual default, such as actual or potential insolvencies, repudiations of indebtedness, moratoria on payments, reference asset restructurings, limits on the convertibility or repatriation of currencies, and the imposition of ownership restrictions. If a credit event occurs, payments on the CLN would terminate, and an Underlying Fund normally would receive delivery of the underlying reference asset (or, in some cases, a comparable “deliverable” asset) in lieu of the repayment of principal. In some cases, however, including but not limited to instances where there has been a market disruption or in which it is or has become illegal, impossible or impracticable for an Underlying Fund to purchase, hold or receive the reference assets, an Underlying Fund may receive a cash settlement based on the value of the reference asset or a comparable instrument, less fees charged and certain expenses incurred by the CLN issuer.

CLNs are debt obligations of the CLN issuers, and an Underlying Fund would have no ownership or other property interest in the reference assets (other than following a credit event that results in the reference assets being delivered to an Underlying Fund) or any direct recourse to the issuers of those reference assets. Thus, an Underlying Fund will be exposed to the credit risk of the issuers of the reference assets that underlie its CLNs, as well as to the credit risk of the issuers of the CLNs themselves. CLNs will also be subject to currency risk, liquidity risk, valuation risks, and the other risks of a credit default swap. Various determinations that may need to be made with respect to the CLNs, including the occurrence of a credit event, the selection of deliverable assets (where applicable) and the valuation of the reference asset for purposes of determining any cash settlement amount, normally will be made by the issuer or sponsor of the CLN. The interests of such issuer or sponsor may not be aligned with those of an Underlying Fund or other investors in the CLN. Accordingly, CLNs may also be subject to potential conflicts of interest. There may be no established trading market for an Underlying Fund’s CLNs, in which event they may constitute illiquid investments.

Unrated Securities Risk — Because an Underlying Fund may purchase securities that are not rated by any rating organization, An Underlying Fund manager, after assessing their credit quality, may internally assign ratings to certain of those securities, in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that an Underlying Fund manager may not accurately evaluate the security’s comparative credit rating. To the extent that an Underlying Fund invests in unrated securities, an Underlying Fund’s success in achieving its investment objective/objectives may depend more heavily on an Underlying Fund manager’s credit analysis than if an Underlying Fund invested exclusively in rated securities. Less public information is typically available about unrated securities or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means an Underlying Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may also be subject to greater liquidity risk and price volatility.

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Valuation Risk — This is the risk that certain securities may be valued at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain credit-linked notes and other derivatives, which may be illiquid or which may become illiquid, and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of an Underlying Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market or other conditions make it difficult to value certain investments, SEC rules and applicable accounting protocols may require the valuation of these investments using more subjective methods, such as fair-value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by others for the same investment. No assurance can be given that such prices accurately reflect the price an Underlying Fund would receive upon sale of a security. An investment’s valuation may differ depending on the method used for determining value. Investors who purchase or redeem Fund shares on days when an Underlying Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair valued or a different valuation methodology had been used. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before an Underlying Fund determines its NAV.

Variable or Floating Rate Obligations — Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. A variable rate obligation has a coupon rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the coupon is based. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

An Underlying Fund may invest in floaters and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index rate, the Secured Overnight Financing Rate (“SOFR”), or a U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every one or three months. While, because of the interest rate reset feature, floaters provide an Underlying Fund with a certain degree of protection against rises in interest rates, an Underlying Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Investing.” Repurchase agreements are agreements pursuant to which an Underlying Fund purchases securities from a bank that is a member of the Federal Reserve System (or a foreign bank or U.S. branch or agency of a foreign bank), or from a securities dealer, that agrees to repurchase the securities from an Underlying Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults.

OTHER INVESTMENT STRATEGIES AND RISKS

In addition to the investment strategies and risks described in the Prospectus, the Fund may (except where otherwise indicated):

(1)	Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of
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securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

(2)	Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act, or exemptive relief granted by the SEC.

(3)	Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33¹/3% of its total assets (including the market value of collateral received). For purposes of complying with the Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law.

(4)	Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager attempts to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

(5)	Purchase securities sold in private placement offerings made in reliance on the “private placement” exemptions from registration afforded by Section 4(a)(2) of the Securities Act and Regulation D thereunder, including securities resold to qualified institutional buyers under Rule 144A under the Securities Act.

INVESTMENT RESTRICTIONS

The Fund’s investment restrictions are subject to, and may be impacted and limited by, the federal securities laws, rules and regulations, including the 1940 Act and rules thereunder.

The investment policies and strategies of the Fund described in this SAI and the Prospectus, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board without shareholder approval.

Fundamental Investment Restrictions

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. Under the Investment Company Act, a “majority” vote is defined as the vote of the holders of the lesser of: (a) 67% or more of the Shares of the Fund present at a meeting if the holders of more than 50% of the outstanding Shares are present or represented by proxy at the meeting; or (b) more than 50% of the outstanding Shares of the Fund.

The Fund may not

1	Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may dispose of real estate acquired as a result of the ownership of securities or other instruments and invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2	Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments or commodity pools or other entities that purchase and sell commodities and commodity contracts).
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3	Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

4	Lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements.

5	Issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6	Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments and margin deposits, security interests, liens and collateral arrangements with respect to such instruments shall not constitute borrowing.

7	Invest more than 25% of its total assets in the securities of companies primarily engaged in any particular industry or group of industries provided that this limitation does not apply to: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt securities issued by municipalities or their agencies and authorities.

Under the Investment Company Act, the above limitations (except the limitation on borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

For purposes of the Fund’s policy relating to commodities set forth in (2) above, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

For purposes of the Fund’s policy relating to commodities set forth in (2) above, the restriction does not prevent the Fund from investing in a wholly owned subsidiary, thereby indirectly gaining exposure to the investment returns of commodities markets within the limitations of federal income tax requirements, or from investing in commodity-linked derivative instruments.

For purposes of the Fund’s policy relating to making loans set forth in (4) above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33¹/3% of its total assets (including the market value of collateral received).

For purposes of the Fund’s policy relating to issuing senior securities set forth in (5) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy in (5) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

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For purposes of the Fund’s industry concentration policy set forth in (7) above, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of the Fund’s total assets will be invested in securities issued by any one foreign government or supranational organization. The Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, the Fund will invest in the securities of such a company only if it can do so under its policy of not being concentrated in any particular industry or group of industries.

The Fund has also adopted the following fundamental policies in order to repurchase its Shares, which may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities:

1.	The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the Investment Company Act, as it may be amended from time to time.

2.	The Fund will repurchase Shares that are tendered by a specific date (the “Repurchase Request Deadline”), which will be established by the Board in accordance with Rule 23c-3, as amended from time to time. Rule 23c-3 requires the Repurchase Request Deadline to be no less than 21 and no more than 42 days after the Fund sends notification to Shareholders of the repurchase offer.

3.	There will be a maximum fourteen (14) calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the date on which the Fund’s net asset value (“NAV”) applicable to the repurchase offer is determined (the “Repurchase Pricing Date”).

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase the Fund’s transaction costs and generate additional capital gains or losses. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.

TRUSTEES AND OFFICERS OF THE FUND

The Board of Trustees

[Board of Trustees information in required tabular format and Item 18 disclosure on specific qualifications of each Board member to be added by subsequent amendment.]

Principal Officers of the Trust

The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the Trust, the American Beacon Funds, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust.

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Name and Year of Birth	Position and Length of Time Served on the American Beacon Asset-Based Income Fund	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gregory Stumm (1981)	President and Principal Executive Officer since 2026	President and Principal Executive Officer since June 2024 Vice President 2022-2024	President and Principal Executive Officer since June 2024 Vice President 2022-2024

American Beacon Advisors, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)

National Investment Services of America, LLC: Director (2024-Present)

Resolute Acquisition, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)

Resolute  Topco, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present)

Resolute Investment Managers, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024 -Present), Senior Vice President (2022-2024)

Resolute Investment Services, Inc.: Director (June 2024-2025), President (June 2024-2025), Chief Executive Officer (June 2024-2025), Senior Vice President, (2022-2024)

Resolute Investment Distributors, Inc.: President (2024-Present), Chief Executive Officer (2024-Present), Director (2022-Present), Senior Vice President (2022-2024)

RSW Investments Holdings LLC: Director (2024-Present)

Shapiro Capital Management, LLC: Director (2024-Present)

SSI Investment Management, LLC: Director (2024-Present)

Rosemary K. Behan (1959)	Vice President, Secretary and Chief Legal Officer since 2026	Vice President, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and Chief Legal Officer since 2017

American Beacon Advisors, Inc.:  Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present)

American Beacon Apollo Total Return Fund: Vice President, Secretary, and Chief Legal Officer (2018-2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Secretary (2014-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.:  Secretary (2023-2026)

American Beacon Cayman TargetRisk Company, Ltd: Secretary (2018-Present)

American Beacon Cayman Trend Company, Ltd.:  Secretary (2023-Present)

American Beacon Sound Point Enhanced Income Fund:  Vice President, Secretary, and Chief Legal Officer (2018-2021)

American Private Equity Management, LLC: Secretary (2008-2024)

Continuous Capital, LLC: Vice President and Secretary (2018-2022)

Green Harvest Asset Management, LLC: Secretary (2019-2021)

Resolute Acquisition, Inc.:  Secretary (2015-Present)

Resolute Investment Distributors, Inc.: Secretary (2017-Present)

Resolute Investment Holdings, LLC: Secretary (2015-2025)

Resolute Investment Managers, Inc.: Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present)

Resolute Investment Services, Inc.: Senior Vice President (2021-2025), Vice President (2017-2025), Secretary and General Counsel (2017-2025)

Resolute Topco, Inc.: Secretary (2015-Present)

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Paul B. Cavazos (1969)	Vice President since 2026	Vice President since 2016	Vice President since 2017

American Beacon Advisors, Inc.: Chief Investment Officer and Senior Vice President (2016-Present)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund:  Vice President (2018-2021)

American Private Equity Management, L.L.C.: Vice President (2017-2024)

Bernadette A. Bridy (1972)	Vice President since 2026	Vice President since 2026	Vice President since 2026	American Beacon Advisors, Inc.: Chief Marketing Officer (2025-Present) Future Standard (formerly known as FS Investments): Managing Director (2020-2025)
Rebecca L. Harris (1966)	Vice President since 2026	Vice President 2022-May 2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2010-2022	Vice President 2022-2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2017-2022

American Beacon Advisors, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2011-2021)

American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)

Continuous Capital, LLC: Vice President (2018-2022), Director (2022)

National Investment Services of America, LLC: Director (2022-Present)

Resolute Acquisition, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)

Resolute Investment Managers, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)

Resolute Investment Services, Inc.: Senior Vice President (2021-May 2024, June 2024-2025), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)

Resolute Topco, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President (May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:    Director and President (March 2026-Present)

American Beacon Cayman TargetRisk Company, Ltd: Director and President (March 2026-Present)

American Beacon Cayman Trend Company, Ltd.: Director and President (March 2026-Present)

RSW Investments Holdings LLC: Director (2022-Present)

Shapiro Capital Management LLC: Director (2022-Present)

SSI Investment Management LLC: Director (2022-Present)

Terri L. McKinney (1963)	Vice President since 2026	Vice President since 2010	Vice President since 2017

American Beacon Advisors, Inc.:  Senior Vice President, (2021-Present) Vice President, (2009-2021)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Vice President (2018-2021)

Continuous Capital, LLC:  Vice President (2018-2022)

Resolute Investment Managers, Inc.:  Senior Vice President (2021-Present), Vice President (2017-2021)

Resolute Investment Services, Inc.: Senior Vice President (2021-2025), Vice President (2018-2025)

Resolute Investment Distributors, Inc.: Director (2024-Present), Vice President (2024-Present)

Samuel J. Silver (1963)	Vice President since 2026	Vice President since 2011	Vice President since 2017

American Beacon Advisors, Inc.:  Vice President (2011-Present), Chief Fixed Income Officer (2016-Present)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund:  Vice President (2018-2021)

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Christina E. Sears (1971)	Chief Compliance Officer and Assistant Secretary since 2026	Chief Compliance Officer since 2004 Assistant Secretary since 1999	Chief Compliance Officer and Assistant Secretary since 2017

American Beacon Advisors, Inc.: Chief Compliance Officer (2004-Present), Vice President (2019-Present)

American Beacon Apollo Total Return Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)

American Private Equity Management, LLC: Chief Compliance Officer (2012-2024)

Continuous Capital, LLC.: Chief Compliance Officer (2018-2019), Vice President (2018-2022)

Green Harvest Asset Management, LLC: Chief Compliance Officer (2019-2021)

Resolute Investment Distributors, Inc.: Vice President (2017-Present)

Resolute Investment Managers, Inc.: Vice President (2017-Present)

Resolute Investment Services, Inc.: Vice President (2019-2025)

RSW Investments Holdings, LLC: Chief Compliance Officer (2019-Present)

Shapiro Capital Management LLC: Chief Compliance Officer (2024-Present)

Shelley D. Abrahams (1974)	Assistant Secretary since 2026	Assistant Secretary since 2008	Assistant Secretary since 2017

American Beacon Advisors, Inc.:   Assistant Secretary (April 2024-Present), Director of Corporate Governance (2026-Present)

American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Assistant Secretary (2022-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.:  Assistant Secretary (2023-2026)

American Beacon Cayman TargetRisk Company, Ltd: Assistant Secretary (2022-Present)

American Beacon Cayman Trend Company, Ltd.:  Assistant Secretary (2023-Present)

American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)

Resolute Investment Managers, Inc.: Assistant Secretary (April 2024-Present)

Resolute Investment Services, Inc.: Corporate Governance Manager (2023-2024), Assistant Secretary (2024-2025), Senior Corporate Governance & Regulatory Specialist (2020-2023), Corporate Governance & Regulatory Specialist (2017-2020)

Carmen E. Fahy (1976)	Assistant Secretary since 2026	Assistant Secretary since 2026	Assistant Secretary since 2026

American Beacon Advisors, Inc.: Associate General Counsel (2025-Present)

Office of the Solicitor, U.S. Dept. of Labor: Senior Trial Attorney (2023-2025)

Systematic Holdings, LLC: Corporate Counsel (2022-2023)

Aaron C. Cooper (1985)	Principal Accounting Officer, Principal Financial Officer and Treasurer since 2026	Principal Accounting Officer, Principal Financial Officer and Treasurer since April 1, 2026 Assistant Treasurer March 2026	Principal Accounting Officer, Principal Financial Officer and Treasurer since April 1, 2026 Assistant Treasurer March 2026

American Beacon Advisors, Inc.: Director, Fund Reporting (2024-Present), Manager, Fund Reporting (2021-2024)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:    Treasurer (March 2026-Present)

American Beacon Cayman TargetRisk Company, Ltd: Assistant Treasurer (March 2026-Present)

American Beacon Cayman Trend Company, Ltd.: Assistant Treasurer (March 2026-Present)

Resolute Investment Managers, Inc.: Assistant Treasurer (March 2026-Present);

Shelley L. Dyson (1969)	Assistant Treasurer since 2026	Assistant Treasurer since 2021	Assistant Treasurer since 2021

American Beacon Advisors, Inc.: Director, Fund Tax (2024-Present)

American Beacon Apollo Total Return Fund: Assistant Treasurer (2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Assistant Treasurer (2022-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.: Assistant Treasurer (2023-Present)

American Beacon Cayman TargetRisk Company, Ltd: Assistant Treasurer (2022-Present)

American Beacon Cayman Trend Company, Ltd.: Assistant Treasurer (2023-Present)

American Beacon Sound Point Enhanced Income Fund: Assistant Treasurer (2021)

Resolute Investment Services, Inc.: Director, Fund Tax (2024-2025), Fund Tax Manager (2020-2024), Manager, Tax (2014-2020)

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CODES OF ETHICS

The Manager, the Trust, and the Distributor each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager’s and the Trust’s Code of Ethics requires employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC via the EDGAR database on the SEC’s internet site at www.sec.gov. Copies also may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

PROXY VOTING POLICIES

From time to time, the Fund may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of the Fund’s shareholders and has delegated proxy voting authority to the Manager. The Trust has adopted a Proxy Policy that governs proxy voting by the Manager, including procedures to address potential conflicts of interest between the Fund’s shareholders and the Manager or its affiliates. The Board has approved the Manager’s proxy voting policies and procedures with respect to Fund assets under the Manager’s management. Please see Appendix B for a copy of the Proxy Policy. The Fund’s proxy voting record for the most recent year ended June 30 will be available as of August 31 of each year without charge on the Funds’ website, on the SEC’s website at http://www.sec.gov or upon request by calling XXX-XXX-XXXX. The proxy voting record can be found in Form N-PX on the SEC’s website.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of a Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Fund or large requests for repurchase by a control person or principal Shareholder could cause a repurchase offer to be oversubscribed, causing Shareholders to be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer.

As of the date of this SAI, the Manager is the sole shareholder of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

THE MANAGER

The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”).  RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., a wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns more than 25% of the outstanding equity or voting interests of Topco. The address of Topco is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.

Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Resolute Topco, Inc.	Ultimate Parent Company	Holding Company – Founded in 2015
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The Manager is paid a management fee as compensation for providing the Fund with management and administrative services. The expenses are allocated daily to each class of shares of the Fund based upon the relative proportion of assets represented by such class. The Management Agreement provides for the Manager to receive an annualized management fee based on a percentage of the Fund’s average daily “net assets” (as defined below) that is calculated and accrued daily according to the following schedule:

[ ]	[ ]

“Net assets” means the total assets of the Fund minus the Fund’s liabilities. For purposes of calculating net assets, the liquidation preference of any preferred shares outstanding is not considered a liability. In addition, for purposes of calculating net assets, the Fund’s derivative investments will be valued based on their market value.

Because the Fund has not commenced operations prior to the date of this SAI, no fees have been paid to the Manager.

Pursuant to the Management Agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:

•	complying with reporting requirements;

•	corresponding with Shareholders;

•	maintaining internal bookkeeping, accounting and auditing services and records; and

•	supervising the provision of services to the Trust by third parties.

The Fund is responsible for expenses not otherwise assumed by the Manager, including the following: transaction brokerage fees, commissions and other portfolio transaction expenses relating to securities and commodity interest positions purchased and sold by the Fund; fees paid for brokerage commission analysis; borrowing costs; costs of preferred shares, commercial paper or other senior securities issued by the Fund; fees and expenses of any underlying funds in which the Fund invests; dividend and interest expenses on short positions; expenses of organizing the Fund; registration expenses; sales and repurchases expenses; subscription, placement agent and shareholder service fees; securities lending fees; fees and salaries for Trustees and officers who are not officers, directors/trustees, partners or employees of the Manager or its affiliates; legal, accounting and auditing expenses; Shareholder and Board meeting expenses, including proxy expenses; printing and mailing expenses; pricing and valuation expenses; and any extraordinary expenses.

The Fund and the Manager have entered into a Management Fee Waiver Agreement pursuant to which the Manager has agreed contractually for a period of [one year] from the commencement of the Fund’s operations to waive its Management Fee to [ ]% of the Fund’s NAV. The Management Fee Waiver Agreement will remain in effect for a period of [one year] from the commencement of the Fund’s operations, unless and until the Board approves its modification or termination. The Manager will not recoup any waived Management Fees under the terms of the Management Fee Waiver Agreement. Because the Fund  had not commenced operations prior to the date of this SAI, no fees have been paid to the Manager.

Pursuant to a separate agreement, the Manager also serves as the manager of a Subsidiary. The Manager does not receive additional compensation for its management of a Subsidiary.

Distribution and Shareholder Service Fees

The Trust has adopted Distribution and Shareholder Services Plans for its Class S Shares and Class U Shares (“Distribution Plans”). Although the Fund is not an open-end management investment company, it has undertaken to comply with the terms of Rule 12b-1 under the Investment Company Act, which regulates the manner in which an open-end management investment company may directly or indirectly bear the expenses of distributing its shares, as a condition of an exemptive order under the Investment Company Act which permits it to have, among other things, a multi-class structure and distribution fees. Under the Distribution Plans, the Manager (or another entity approved by

44

the Board) is paid up to 0.85% and 0.75% per annum of the average daily net assets of the Class S Shares and Class U Shares, respectively, of the Fund for distribution and shareholder servicing related services, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of Class S and Class U and advertising material and sales literature. The Manager or other approved entity will receive Rule 12b-1 fees from Class S and Class U regardless of the amount of the actual expenses incurred by the Manager or other approved entity related to distribution and shareholder servicing efforts on behalf of the class. Thus, the Manager or other approved entity may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for Class S and Class U. The Manager anticipates that the Distribution Plans will benefit shareholders by providing broader access to the Fund through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer Shares of the Fund. Because Rule 12b-1 fees are paid out of the Fund’s Class S and Class U assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Because the Fund had not commenced operations prior to the date of this SAI, no distribution fees have been paid by the Fund.

Because the Fund had not commenced operations prior to the date of this SAI, the Fund has not paid any distribution fees pursuant to the Distribution Plans.

Securities Lending Fees

As compensation for services provided by the Manager in connection with securities lending activities conducted by a Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers. The SEC has granted exemptive relief that permits a Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower, and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs.

Because the Fund had not commenced operations prior to the date of this SAI, the Manager has not received any fees from securities lending activities of the Fund. As of the date of this SAI, the Fund does not intend to engage in securities lending activities.

OTHER SERVICE PROVIDERS

Distributor

Resolute Investment Distributors, Inc. (“RID” or “Distributor”), located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, serves as the distributor and principal underwriter of the Fund’s Shares. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is affiliated with the Manager through common ownership. In addition, the directors and officers of the Distributor also serve as directors and/or officers of the Manager.

Custodian

State Street Bank and Trust Company (“State Street”) located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as custodian (“Custodian”) for the Fund and any Subsidiaries. State Street also serves as the Fund’s Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians. The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides the Fund with certain financial reporting and tax services, as well as sub-administrative and compliance services.

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Transfer Agent

SS&C GIDS, Inc. located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 serves as the transfer agent, dividend disbursing agent, and agent for the Fund’s distribution policy and Dividend Reinvestment Plan for the Shareholders.

Independent Registered Public Accounting Firm

[ ], located at [ ], serves as the Fund’s independent registered public accounting firm. [ ] provides audit services and assistance and consultation in connection with the review of SEC and IRS filings and certain tax compliance services.

Fund Counsel

K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Fund.

PORTFOLIO MANAGERS

The Manager handles the Fund’s portfolio management activities. The individual[s] primarily responsible for the day-to-day management of the Fund’s portfolio [is/are] listed below.

The portfolio managers to the Fund (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the Fund. The number of accounts and assets are shown as of [ ].

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
American Beacon Advisors, Inc.
Paul B. Cavazos	XX ($XX bil)	XX ($XX bil)	XX ($XX bil)	XX ($XX bil)	XX ($XX bil)	XX ($XX bil)
John Lowe	XX ($XX bil)	XX ($XX bil)	XX ($XX bil)	XX ($XX bil)	XX ($XX bil)	XX ($XX bil)

Conflicts of Interest.

As noted in the table above, the Portfolio Managers manage accounts other than the Funds. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Manager of any foreseeable material conflicts of interest that may arise from the concurrent management of the Fund and other accounts as of [ ].

The Manager’s Portfolio Managers are also responsible for selecting and overseeing underlying funds for other client accounts. In some cases, the same Underlying Fund may be appropriate for both the Fund and another client account. When an Underlying Fund has a limited capacity for subscriptions, the Manager’s Portfolio Managers may have an incentive to allocate the capacity disproportionately among clients. The Manager has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Manager has adopted policies designed to ensure the fair allocation of investment opportunities among clients.

Compensation

The following is a description provided by the Manager regarding the structure of and criteria for determining the compensation of each Portfolio Manager as of [ ].

Compensation of the Manager’s Portfolio Managers is comprised of base salary and annual cash bonus. Each Portfolio Manager’s base annual salary is fixed. The Manager determines base salary based upon comparison to industry salary data. In addition, all Portfolio Managers participate in the Manager’s annual cash bonus plan. The amount of the total

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bonus pool is based upon the profitability of the Manager. Each Portfolio Manager has a target bonus award expressed as a percentage of base salary, which is determined by the Portfolio Manager’s level of responsibility. Additionally, the Portfolio Managers may participate in the Manager’s equity incentive plan.

Portfolio Manager Ownership of Shares of the Fund

The Portfolio Managers’ beneficial ownership of the Fund is defined as the Portfolio Managers having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund Shares by members of the Portfolio Managers’ immediate family or by a trust of which the Portfolio Managers are a trustee could be considered ownership by the Portfolio Managers. The Fund had not commenced operations prior to the date of this SAI. Accordingly, the Portfolio Managers do not beneficially own any Shares of the Fund.

PURCHASE, REPURCHASE, AND TRANSFER OF SHARES

Purchasing Shares

The Fund currently offers three classes of Shares: Class I, Class S and Class U. The Fund does not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Fund does not conduct operations and is not offered for purchase outside of the United States. Purchases of Shares are discussed in the “How to Buy Shares” section of the Prospectus.

Periodic Repurchase Offers

The Fund is a closed-end “interval fund.” Shares of the Fund are not redeemable securities, and Shareholders will have no right to redeem Shares with the Fund.

In order to provide periodic liquidity to shareholders, the Fund has adopted a fundamental policy pursuant to Rule 23c-3 under the Investment Company Act to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, reduced by any applicable repurchase fee, subject to approval of the Board. Notices of each quarterly repurchase offer are sent to shareholders of record at least 21 days before the “Repurchase Request Deadline” (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer). If you invest in the Fund through a financial intermediary, the notice will be provided to you by your financial intermediary. This notice will also be posted on the Fund’s website at www.americanbeaconfunds.com. The Fund determines the NAV applicable to repurchases no later than 14 days after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day) (the “Repurchase Pricing Date”). The Fund expects to distribute payment to shareholders between one (1) and three (3) business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date. The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks.

The section entitled “Periodic Repurchase Offers” in the Prospectus discusses the type and timing of notice for repurchase offers, the effects of oversubscribed repurchase offers, the determination of the repurchase price, payment by the Fund for Shares tendered in a repurchase offer, circumstances under which the Fund might suspend or postpone repurchase offers, the effect of repurchase policies on the liquidity of the Fund, the consequences of repurchase offers and other details regarding the repurchase offers, including associated risks. The Fund’s fundamental policies with respect to repurchase offers are discussed in “Investment Restrictions” in this Statement of Additional Information.

See “Risk Considerations – Repurchase Offers Risk” in the Prospectus for a description of the risks associated with the Fund’s repurchase offers. In addition, the repurchase of Shares by the Fund will be a taxable event to shareholders. For a discussion of these tax consequences, see “Taxation” below.

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In addition to the Fund’s policy to make periodic repurchase offers as described above, the Board may consider additional repurchases of its Shares on the open market or in private transactions, the making of a tender offer for such Shares, or the conversion of the Fund to an open-end investment company (as described the Prospectus under “Anti-Takeover and Other Provisions of the Declaration of Trust”). The Fund cannot assure you that its Board will decide to take or propose any of these actions.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of Shares or to make a tender offer. Interest on any borrowings to finance Share repurchase transactions or the accumulation of cash by the Fund in anticipation of Share repurchases or tenders will reduce the Fund’s net income and gains. Any Share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Investment Company Act and the rules and regulations thereunder and other applicable law.

The Fund charges a repurchase fee of up to 2% on Shares accepted for repurchase by the Fund within 12 months of purchase. Any repurchase fee is be retained by the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The Fund has elected not to impose the repurchase fee on repurchases of Shares acquired through the reinvestment of dividends and distributions.

ADDITIONAL PURCHASE AND SALE INFORMATION FOR CLASS S SHARES

Sales Charge Reductions and Waivers

As described in the Prospectus, there are various ways to reduce your sales charge when purchasing Class S Shares. Additional information about Class S Shares sales charge reductions is provided below.

Letter of Intent (“LOI”). The LOI may be revised upward at any time during the 13-month period of the LOI (“LOI Period”), and such a revision will be treated as a new LOI, except that the LOI Period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised LOI. The LOI will be considered completed if the Shareholder dies within the 13-month LOI Period. Commissions to dealers will not be adjusted or paid on the difference between the LOI amount and the amount invested before the Shareholder’s death.

All dividends and other distributions on Shares held in escrow will be credited to the Shareholder’s account in Shares (or paid in cash, if requested). If the intended investment is not completed within the specified LOI Period, the purchaser may be required to remit to the transfer agent the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the Shareholder’s account at the time a purchase was made during the LOI Period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the LOI Period, the appropriate number of Shares held in escrow will be repurchased to pay such difference. If the proceeds from this repurchase are inadequate, the purchaser may be liable to the Fund for the balance still outstanding.

Rights of Accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in any class of a closed-end interval fund that American Beacon manages (“American Beacon Interval Funds”) to determine your sales charge for Class S Shares on investments in accounts eligible to be aggregated. If you make a gift of Class S Shares, upon your request, you may purchase the Shares at the sales charge discount allowed under rights of accumulation of all of your investments in any class of an American Beacon Interval Fund.

Aggregation. Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the Prospectus, if all parties are purchasing Shares for their own accounts and/or:

•	individual-type employee benefit plans, such as an individual retirement account (“IRA”), individual 403(b) plan or single-participant Keogh-type plan;
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•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);
•	trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);
•	endowments or foundations established and controlled by you or your immediate family; or
•	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;
•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act, excluding the individual-type employee benefit plans described above;
•	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or
•	for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the Investment Company Act. Purchases made for nominee or street name accounts (securities held in the name of a broker- dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent Purchases. As described in the Prospectus, you may reduce your Class S sales charge by combining simultaneous purchases in any of the American Beacon Interval Funds.

Other Purchases. Pursuant to a determination of eligibility by the Manager, Class S Shares of the Fund may be sold at NAV per share (without the imposition of a front-end sales charge) to:

1.	current or retired trustees, and officers of the American Beacon Interval Funds, current or retired employees and directors of the Manager and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;
2.	currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their spouses, and children, including children in step and adoptive relationships, sons-in- law and daughters-in-law, if the Eligible Persons or the spouses or children of the Eligible Persons are listed in the account registration with the spouse or parent) of broker-dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses and/or children;
3.	companies exchanging securities with the Fund through a merger, acquisition or exchange offer;
4.	insurance company separate accounts;
5.	accounts managed by the Manager, a sub-advisor to an American Beacon Interval Fund and their affiliated companies;
6.	the Manager or the sub-advisor to an American Beacon Interval Fund and their affiliated companies;
7.	an individual or entity with a substantial business relationship with, which may include the officers and employees of the Fund’s custodian or transfer agent, the Manager or a sub-adviser to an American Beacon Interval Fund and its affiliated companies, or an individual or entity related or relating to such individual or entity;
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8.	full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds and/or closed-end funds operating as interval funds;
9.	directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;
10.	banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing Shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;
11.	clients of authorized dealers purchasing Shares in fixed or flat fee brokerage accounts;
12.	Employer-sponsored defined contribution - type plans, including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and IRA rollovers involving retirement plan assets invested in any American Beacon Interval Funds; and
13.	Employee benefit and retirement plans for the Manager and its affiliates.

Shares are offered at NAV per share to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this NAV per share privilege, additional investments can be made at NAV per share for the life of the account.

It is possible that a broker-dealer may not be able to offer one or more of these waiver categories. If this situation occurs, it is possible that the investor would need to invest through another broker-dealer in order to take advantage of these waiver categories. The Fund may terminate or amend the terms of these sales charge waivers at any time.

Moving Between Accounts. Investments in certain account types may be moved to other account types without incurring additional Class S sales charges. These transactions include, for example:

•	repurchase proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund Shares in an IRA or other individual-type retirement account;
•	“required minimum distributions” (as described in Section 401(a)(9) of the Internal Revenue Code) from an IRA or other individual-type retirement account used to purchase Fund Shares in a non-retirement account; and
•	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund Shares in a different account.

It is possible that a broker-dealer may not be able to offer the ability to move between accounts. If this situation occurs, it is possible that the investor would need to invest through another broker-dealer in order to take advantage of this privilege. Please contact your financial intermediary for additional information.

ADDITIONAL INFORMATION REGARDING CONTINGENT DEFERRED SALES CHARGES

As discussed in the Prospectus, the tender for repurchase of Class S shares may be subject to a contingent-deferred sales charge (“CDSC”) if you tender your shares within 12 months of purchase. If you purchased $250,000 or more of Class S Shares of the Fund (and therefore paid no initial sales charges) and subsequently tender your shares for repurchase within 12 months of purchase, you may be charged a  CDSC of 1.50% upon repurchase. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first tendered for repurchase followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or other distributions, or upon amounts representing share appreciation. As described in the Prospectus, there are various circumstances under which the CDSC will be waived. Additional information about CDSC waivers is provided below.

The CDSC is waived under the following circumstances:

•	Any partial or complete tender for repurchase following death or “disability” (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Manager or a Fund’s transfer agent may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.
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•	Repurchases from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal tenders for repurchase are limited to no more than 10% of your account value or number of shares per year, as of the date the Manager or a Fund’s transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each tender is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

•	Repurchases from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by American Beacon Funds directly to plan participants. Benefit payments include, but are not limited to, payments resulting from death, “disability,” “retirement,” “separation from service” (each as defined in the Internal Revenue Code), “required minimum distributions” (as described in Section 401(a)(9) of the Internal Revenue Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

•	Repurchases that are required minimum distributions from a traditional IRA as required by the Internal Revenue Service.

•	Mandatory repurchases as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions by the Fund.

•	Distributions from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver.

•	To return excess contributions made to a retirement plan.

•	To return contributions made due to a mistake of fact.

The following example illustrates the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should tender for repurchase 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 sale proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for Fund repurchases of Class S shares. In determining whether an amount is available for sale without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In selecting brokers or dealers to execute particular transactions, the Manager is authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine the Fund’s NAV), and other information provided to the Fund and/or to the Manager (or their affiliates), provided, however, that the Manager must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trust does not allow the Manager to enter into arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager is also authorized to cause the Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager exercises investment discretion. With disclosure to and pursuant

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to written guidelines approved by the Board, as applicable, the Manager (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager to benefit their other accounts under management.

The Manager will place their own orders to execute securities transactions that are designed to implement the Fund’s investment objective and policies. In placing such orders, the Manager will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. The Fund’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund’s cash flows. High portfolio turnover increases the Fund’s transaction costs, including brokerage commissions, and may result in a greater amount of recognized capital gains.

The Management Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of the Manager is to seek best execution. In assessing available execution venues, the Manager shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

The Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If the Manager chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. The Manager does not receive any benefit from the commission recapture program. The Manager’s participation in the brokerage commission recapture program is optional. The Manager retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the Manager’s obligation to seek the best execution available.

The Fund  had not commenced operations prior to the date of this SAI. Accordingly: no brokerage commissions were paid by the Fund during the previous three fiscal years; the Fund did not receive any compensation as a result of participation in the commission recapture program during the prior fiscal year; the  Fund directed no transactions to brokers in part because of research services provided and paid no commissions on such transactions during the past fiscal year; and the Fund did not hold securities issued by a broker-dealer (or by its parent) that was one of the top ten brokers or dealers through which the Fund executed transactions or sold shares during the prior fiscal year.

TAX INFORMATION

The following is a brief general summary of certain material federal tax considerations affecting the Fund and its Shareholders with respect to the purchase, ownership, and disposition of Shares. It is based on the Internal Revenue Code and the regulations thereunder in effect on, and judicial authorities and published positions of the IRS, and other applicable authorities, publicly available as of the date hereof, all of which are subject to change or differing interpretations (possibly with retroactive effect); no assurance can be given that future legislation, regulations, court decisions, and/or administrative pronouncements will not significantly change applicable law and materially affect the conclusions expressed herein, and any such change, even though made after an investor has invested in the Fund, could be applied retroactively. Tax matters are complicated, and this discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to an investor in light of his, her, or its particular circumstances or to Shareholders (such as those enumerated in the Prospectus) who or that are subject to special federal tax rules.

Unless otherwise noted, this discussion applies only to a U.S. Shareholder (as defined in the Prospectus) that holds Shares as a capital asset (generally, an asset held for investment). If a partnership holds Shares, the federal income tax treatment of a partner in the partnership generally will depend on the partner’s status and the partnership’s activities.

The tax consequences of an investment in and holding Shares will depend on the particular facts of each investor’s situation. Prospective investors are advised to consult their own tax advisors with respect to the application to their

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own circumstances of the general federal income tax rules summarized below, and with respect to other federal, state, local, or foreign tax consequences to them, before making an investment in Shares.

Taxation of the Fund

The Fund has elected to be, and intends to qualify each taxable year for treatment as, a “regulated investment company” (as defined in section 851(a) of the Internal Revenue Code) (“RIC”). To qualify for that treatment, the Fund must, among other things:

(a) derive at least 90% of its gross income each taxable year from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies and net income from interests in qualified publicly traded partnerships (“Income Requirement”);

(b) distribute with respect to each taxable year at least the sum of 90% of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and 90% of its net exempt interest income for that year (“Distribution Requirement”); and

(c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, limited in respect of any one issuer to a value not greater than 5% of that value and to not more than 10% of the issuer’s outstanding voting securities, and (ii) not more than 25% of that value is invested in the securities (other than those of the Government or other RICs) of any one issuer or of two or more issuers that the Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships (“Diversification Requirements”).

By qualifying for treatment as a RIC, the Fund (but not its Shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it timely distributes to its Shareholders. If the Fund failed to qualify for that treatment for any taxable year — either (i) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (ii) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable to, or determined not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal income tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its Shareholders. In addition, for those purposes the Shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes (“E&P”), taxable as ordinary income, except that, for individual and certain other non-corporate Shareholders (each, an “individual Shareholder”), the part thereof that is “qualified dividend income” (as described in the Prospectus) (“QDI”) would be subject to federal income tax at the rates for net capital gain — a maximum of 15% for a single Shareholder with taxable income (in 2026) not exceeding $545,500 ($613,700 for married Shareholders filing jointly and $579,600 for a head of household) and 20% for those individual Shareholders with taxable income exceeding those respective amounts (which will be adjusted for inflation annually); and all or part of those dividend distributions might be eligible for the dividends-received deduction allowed to corporations. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that the Fund will not qualify as a RIC in any given taxable year.

The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute in a calendar year at least an amount equal to the sum of (i) 98% of its ordinary income for that year plus (ii) 98.2% of its capital gain net income for the one-year period ending October 31 of that year plus (iii) 100% of any retained amount of either from the prior year. For these purposes, the Fund will be treated as having distributed any amount with respect to which it pays federal income tax. The Fund intends generally to make distributions sufficient to avoid imposition of the Excise Tax.

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If the Fund issues preferred shares, then, at any time when preferred shares are outstanding and the Fund’s assets are insufficient to satisfy certain requirements, the Fund will be required to suspend distributions to holders of the Shares until those requirements are satisfied. Doing so may prevent the Fund from satisfying the Distribution Requirement and may therefore jeopardize its qualification for treatment as a RIC or cause it to incur an income tax or Excise Tax liability or both.

Taxation of the Shareholders

Fund Distributions. Distributions on the Shares are generally subject to federal income tax as described in the Prospectus and below, even though those distributions may economically represent a return of part of a Shareholder’s investment. Such a distribution is likely to occur in respect of Shares purchased when the Fund has undistributed income or gains that are either unrealized or realized but not distributed. Those realized gains may be required to be distributed even when the Fund has unrealized losses. Distributions are taxable to a Shareholder even if they are paid from net income or gains the Fund earned before the Shareholder’s investment (and thus included in the price the Shareholder paid for Shares).

Investors also should be aware that the price of Shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase Shares shortly before the record date for a distribution, they will pay full price for the Shares and receive some part of the price back as a taxable distribution even though it represents a partial return of invested capital.

Disposition of Shares. If Shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.

Under section 302(b) of the Internal Revenue Code, the Fund’s repurchase of a Shareholder’s Shares generally will be treated as an exchange, and thus eligible for capital gain treatment, if it (i) results in a “complete termination” of the Shareholder’s interest in the Fund, (ii) results in a “substantially disproportionate” redemption (the functional equivalent of a repurchase) with respect to the Shareholder, or (iii) is “not essentially equivalent to a dividend.” For these purposes, (a) a “substantially disproportionate” redemption is one that reduces the Shareholder’s percentage interest in the Fund’s voting Shares by more than 20%, and after which he or she owns a less-than-50% voting interest in the Fund, and (b) a repurchase is “not essentially equivalent to a dividend” if it results in a “meaningful reduction” of a Shareholder’s percentage interest in the Fund. Whether a reduction is ”meaningful” depends on the particular facts and circumstances; in general, a reduction in the proportionate equity interest in the Fund of a Shareholder whose interest is minimal (less than 1% should satisfy this requirement) and who does not exercise any control over or participate in the management of the Fund’s corporate affairs should be treated as “not essentially equivalent to a dividend.” Shareholders should consult their individual tax advisors regarding the application of these rules in their particular circumstances.

In determining whether any of the foregoing tests has been met, a Shareholder must take into account not only Shares he or she actually owns but also Shares he or she is considered to own by reason of certain constructive ownership (“attribution”) rules, including Shares owned by certain family members (except that, in the case of a “complete termination,” a Shareholder may waive attribution from family members under certain circumstances) and related entities and Shares that he or she has the right to acquire by exercise of an option.

The Fund cannot predict whether or the extent to which any repurchase offer will be oversubscribed. If any such offer is oversubscribed, proration of tenders pursuant thereto will cause the Fund to accept fewer Shares than are tendered. Therefore, a Shareholder can be given no assurance that a sufficient number of his or her Shares will be purchased pursuant to any such offer to ensure that that purchase will be treated as an exchange.

If a payment by the Fund to a Shareholder is not treated as in exchange for the repurchased Shares, it will be treated as a distribution under section 301 of the Code (“Section 301 distribution”). That distribution will be treated as a dividend to the extent it is made out of the Fund’s E&P and will be fully taxable as ordinary income (or QDI) without regard to the Shareholder’s adjusted basis in his or her Shares. To the extent the distribution is not made out of the Fund’s E&P, it will reduce the Shareholder’s adjusted tax basis in his or her Shares (which would result in a higher tax liability when the Shares are sold, even if they had not increased in value, or, in fact, had lost value), and then, after that basis is reduced to zero, as realized capital gain (assuming the Shares are held as capital assets), long- or short-term, depending on the Shareholder’s holding period for the Shares.

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If any Shareholder is treated as receiving a Section 301 distribution pursuant to a repurchase offer, there is a risk that the non-tendering Shareholders whose percentage interests in the Fund increase as a result thereof (whether because they do not tender Shares or sell only a portion of their Shares while their percentage interests in the Fund nevertheless increase) may be deemed to have received a constructive dividend from the Fund, in an amount equal to the increase in percentage ownership, unless the purchase is “incident to an isolated redemption of stock (for example, pursuant to a tender offer).” The Fund’s planned periodic repurchase offers might not qualify as being incident to “isolated redemptions.”

FATCA. As mentioned in the Prospectus, under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and ”non-financial foreign entities” (“NFFEs”) that are Shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays. Proposed regulations, which have immediate effect, eliminate the application of the FATCA withholding tax to capital gain distributions and proceeds from Share repurchases that was scheduled to go into effect in 2019. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (i) verify and document whether it has U.S. accountholders, (ii) report certain information regarding their accounts to the IRS, and (iii) meet certain other specified requirements.

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (i) it does not have any substantial U.S. owners or (ii) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign Shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisors regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

Non-U.S. Shareholders. Dividends the Fund pays to a Shareholder who is a nonresident alien individual or foreign entity (each, a “non-U.S. Shareholder”) — other than (i) dividends paid to a non-U.S. Shareholder whose ownership of Shares is effectively connected with a trade or business within the United States the Shareholder conducts and (ii) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year — generally are subject to 30% federal withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, two categories of dividends the Fund might pay, ”interest-related dividends” and “short-term capital gain dividends,” to non-U.S. Shareholders (with certain exceptions) and reported by it in writing to its Shareholders are exempt from that tax. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., ”qualified interest income,” which generally consists of certain original issue discount (“OID”), interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. “Short-term capital gain dividends” are dividends that are attributable to net short-term gain, computed with certain adjustments. Non-U.S. Shareholders are urged to consult their own tax advisors concerning the applicability of that withholding tax.

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Tax Consequences of Certain Investments

Investments in Private Funds. The Fund plans to invest in private investment funds that are classified as partnerships for U.S. federal income tax purposes. With respect to the Fund’s investments in such partnerships, the Fund will be treated as receiving its proportionate share of each item of gross income earned by the partnership and must look through to the character of such items of gross income earned by the partnership, both for purposes of the tax treatment of specific investments made by such partnerships and in applying the RIC qualifying income test. Income derived by the Fund from an investment in a partnership is treated as qualifying income for RIC purposes only to the extent such income is attributable to items of partnership income that would be qualifying income if received directly by the Fund. Similarly, the Fund would look through the partnership to the partnership’s underlying assets for purposes of analyzing the Fund’s asset diversification.

The Fund will need to rely on the private funds to provide the Fund with timely information regarding the amount and character of private fund income and gain being allocated to the Fund in order for the Fund to satisfy both the gross income and the distribution requirements described above. The Fund will also need to monitor the assets of the private fund partnerships for purposes of satisfying the asset diversification requirement described above.

Hedging Transactions. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as “qualifying income” under the Income Requirement.

Some of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain to higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction to a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of securities is deemed to occur, and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

Certain Derivatives. Some futures contracts, foreign currency contracts traded in the interbank market, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index, but excluding listed options to buy or sell stock) — except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement — in which the Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “section 1256 contracts”). Any section 1256 contracts the Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss; however, certain foreign currency gains or losses arising from section 1256 contracts will be treated as ordinary income or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be included in its investment company taxable income and thus taxable to its Shareholders as ordinary income when distributed to them), and to increase the net capital gain the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay distributions of the gain. The Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its Shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

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Securities Issued or Purchased at a Discount; PIKs. The Fund may acquire zero-coupon or other securities issued with OID. As a holder of those securities, the Fund must include in gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the Fund must include in its gross income each taxable year securities it receives as “interest” on PIKs (i.e., pay-in-kind securities). Because the Fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Foreign Securities. Interest and dividends the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

REITs. The Fund may invest in REITs that (i) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (ii) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Internal Revenue Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury and the IRS issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (i) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (ii) allocate its excess inclusion income to its Shareholders generally in proportion to dividends paid, (iii) inform Shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their unrelated business taxable income (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (iv) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to its Shareholders that are disqualified organizations, and (v) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (ii) through (v) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (iii) and inserting “record” after “its” in clause (iv)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its Shareholders that are not nominees, except that (i) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (ii) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of the distributions they have made during that year, which would result at that time in the Fund’s also having to re-categorize some of the distributions it made to its Shareholders. Those changes would be reflected in the annual Forms 1099, together with other tax information. Those forms generally will be distributed to Shareholders in February of each year, although the Fund may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from

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the REITs in which it invests and thereby accurately report that information to its Shareholders on a single form (rather than having to send amended forms).

The Internal Revenue Code generally allows individuals and certain non-corporate entities a deduction for 20% of “qualified REIT dividends.” Regulations allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. As a result, individuals or other shareholders eligible for the deduction with respect to qualified REIT dividends will also be eligible to receive the benefit of this deduction with respect to qualified REIT dividends received by the Fund that are thereafter included in Fund dividends to shareholders, provided that the eligible shareholders have held their Fund shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such Fund dividend.

UBTI

Under current law, the Fund generally serves to “block” (that is, prevent the attribution to Shareholders of) UBTI from being realized by tax-exempt Shareholders. Notwithstanding this “blocking” effect, a tax-exempt Shareholder of the Fund could realize UBTI by virtue of its investment in the Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt Shareholder within the meaning of Code Section 514(b). A tax-exempt Shareholder also may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or equity interests in taxable mortgage pools.

Investments in Cayman Subsidiary

To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy a gross income test for such taxable year. Specifically, at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”). Income from certain investments will not be Qualifying RIC Income. In order to avoid receiving non-qualifying income from such investments, the Fund may invest in those investments indirectly through a Cayman Subsidiary.

The Cayman Subsidiary will be treated as a controlled foreign corporation (a “CFC”), and the Fund will be a “United States shareholder” thereof. As a result, the Fund will be required to include in its gross income each taxable year all of the Subsidiary’s “subpart F income” and its “GILTI” income. It is expected that much of the Cayman Subsidiary’s income will be “subpart F income.” If the Cayman Subsidiary realizes a net loss, that loss generally will not be available to offset the Fund’s income. The Fund’s inclusion of the Subsidiary’s “subpart F income” in its gross income will increase the Fund’s tax basis in its shares of the Subsidiary. Distributions by the Subsidiary to the Fund will not be taxable to the extent of its previously undistributed “subpart F income” and will reduce the Fund’s tax basis in those shares.

Although income from the investments held by the Cayman Subsidiary would not be Qualifying RIC Income if received directly by the Fund, the Code provides that a RIC’s “subpart F income” inclusions will be treated as Qualifying RIC Income if the CFC distributes such income to the RIC during the year of inclusion. Further, the IRS has issued Regulations providing that the annual net profit, if any, realized by the Cayman Subsidiary and included in the Fund’s income under the subpart F rules will constitute “qualifying income” for purposes of remaining qualified as a RIC whether or not the included income is distributed by the Cayman Subsidiary to the Fund.

For U.S. federal income tax purposes, the Cayman Subsidiary is treated as a corporation. The Cayman Subsidiary would be subject to U.S. federal income tax, at the 21% rate currently applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income”). In addition, the Cayman Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income. The Fund expects that, in general, the activities of the Cayman Subsidiary will be conducted in a manner such that the Cayman Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income. The

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imposition of U.S. federal tax on the Cayman Subsidiary’s effectively connected income could significantly reduce the Fund’s returns.

Investments in Delaware Subsidiary

Income from certain investments will not be Qualifying RIC Income and, in some cases, income from those investments also would result in “effectively connected income” (as described above) if received by the Cayman Subsidiary. For that reason, certain investments may be held by the Fund indirectly through a Delaware Subsidiary. The Delaware Subsidiary would be subject to U.S. federal income tax, at the 21% rate currently applicable to U.S. corporations, on its net income and gains, as well as any applicable state income tax. Dividends paid by the Delaware Subsidiary to the Fund would be Qualifying RIC Income.

Limitations on Investments in Subsidiaries

The RIC diversification requirements provide, among other requirements, that not more than 25% of the value of the Fund’s total assets can be invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses. As a result, the Fund’s total investment in the Cayman Subsidiary and the Delaware Subsidiary is limited to no more than 25% of the value of the Fund’s total assets.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. All investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required.

Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

DESCRIPTION OF THE TRUST

Description of Capital Structure and Shares

The following is a brief description of the anticipated capital structure of the Trust. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration and the Trust’s By-Laws, as amended and restated through the date hereof (the “By-Laws”). The Declaration and By-Laws are each exhibits to the Registration Statement of which this Prospectus is a part.

The Fund is the sole series of the Trust, a statutory trust established under the laws of the State of Delaware by the Certificate of Trust dated April 28, 2026. The Declaration provides that the Trustees of the Trust may authorize separate classes of shares of beneficial interest. The Declaration authorizes the issuance of an unlimited number of shares of beneficial interest, with or without par value. The Fund currently offers three classes of Shares: Class I, Class S and Class U. The fees and expenses for each class of Shares of the Fund are set forth in “FEES AND EXPENSES” in the Prospectus.

The Fund is a closed-end “interval fund.” Shares of the Fund are not redeemable securities, and Shareholders will have no right to redeem Shares with the Fund.

The Fund has adopted a Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 18f-3 as a condition of an exemptive order under the Investment Company Act that permits it to, among other things, offer multiple classes of Shares and pay distribution fees. Under the Multi-Class Plan, Shares of each class of the Fund represent an equal

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pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class bears any class-specific expenses; (c) each class shall have separate voting rights on any matter submitted to Shareholders in which the interests of one class differ from the interests of any other class, or any matter for which the Investment Company Act, the Declaration, or the By-Laws require a separate vote of any class of Shares; and (d) each class shall have exclusive voting rights on any matter submitted to Shareholders that relates solely to that class.

Shareholders will be entitled to the payment of distributions when, as and if declared by the Board. All Shares have equal rights to the payment of distributions and the distribution of assets upon liquidation. Shares will, when issued, be fully paid and non-assessable by the Trust and will have no pre-emptive or conversion rights or rights to cumulative voting. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund pro rata among the holders of the Shares.

The Shares are not liable to further class or to assessment by the Fund. These are no pre-emptive rights associated with the Shares. Shares will be held only in book entry form; the Fund will not issue physical certificates.

The Board may classify or reclassify any issued or unissued shares of the Trust into shares of any series or class by redesignating such shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications, or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the Declaration and the Investment Company Act.

The Trustees may require any Shareholder or group of Shareholders (including some or all of the Shareholders of any Series or class) to redeem Shares for any reason as determined by the Trustees, in their sole discretion, including, but not limited to: (i) the determination of the Trustees that direct or indirect ownership of Shares of the Trust or any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series or the Trust as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto); (ii) the failure to supply a tax identification number or other identifying information required to comply with applicable law or regulation; (iii) if the Share activity of the account or ownership of Shares by a particular Shareholder is deemed by the Trustees either to affect adversely the Trust or any Series or class or not to be in the best interests of the remaining Shareholders of the Trust or any Series or class; (iv) ownership of the Shares by a Shareholder or other Person is likely to cause the Trust or any Series or class to be in violation of, or require registration of any Shares under, or subject the Trust or any Series or class to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (v) continued ownership of the Shares may be harmful or injurious to the business or reputation of the Trust or any Series or class, the Trustees or the investment adviser or any of their Affiliated Persons, or may subject the Trust or any Series or class or any of the Shareholders to an undue risk of adverse tax or other fiscal or regulatory consequences; (vi) the failure of a Shareholder to pay when due the consideration for the purchase of Shares issued to him; (vii) if a Shareholder fails to meet or maintain the qualifications for ownership of Shares of a particular Series or class; (viii) any of the representations and warranties made by a Shareholder or other Person in connection with the acquisition of the Shares was not true when made or has ceased to be true; (ix) in connection with the termination of any Series or class; (x) if at such time such Shareholders owns Shares having an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (xi) it would be in the best interests of the Trust or Series or class, as determined by the Trustees, for the Trust or Series or class to repurchase the Shares.

Preferred shares may be issued in one or more series or classes, with such par value and with such rights as determined by the Board, by action of the Board without the approval of the Shareholders.

The Declaration provides for indemnification out of Fund property for all loss and expense of any Shareholder or former Shareholder held personally liable for the obligations of the Fund solely by reason of such person’s status as a Shareholder or former Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

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The Fund does not intend to hold annual meetings of Shareholders. If the Fund does hold a meeting of Shareholders, Shares, including Class I, Class S and Class U Shares, of the Fund entitle their holders to one vote for each dollar of NAV (number of Shares owned times NAV per share) held. Each fractional dollar amount shall be entitled to a proportionate fractional vote.

The Fund sends unaudited reports at least semiannually and audited financial statements annually to all of its Shareholders.

The Shares are not, and are not expected to be, listed for trading on any national securities exchange nor is there expected to be any secondary trading market in the Shares.

The following table shows the amounts of Shares of the Fund that were authorized and outstanding as of [ ], 2026:

(1)	(2)	(3)	(4)
Share Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding Exclusive of Amount Shown Under Column (3)
I	Unlimited	[ ]	[ ]
S	Unlimited	[ ]	[ ]
U	Unlimited	[ ]	[ ]

Anti-Takeover and Other Provisions in the Declaration of Trust

The Declaration and the By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Trust or to convert the Trust to open-end status.

A Trustee may be removed from office with or without cause by a written instrument signed or adopted by two-thirds of the Trustees, based on the total number of Trustees prior to such removal.

The Declaration requires the affirmative vote or consent of holders of Shares representing at least seventy-five percent (75%) of the NAV (in dollars) of the Trust’s Shares entitled to vote on the matter, or the holders of Shares representing at least seventy-five percent (75%) of the NAV (in dollars) of the Shares of each series or class affected by the matter, voting as separate series or classes, to authorize certain transactions not in the ordinary course of business, including: (i) the termination, merger, reorganization or consolidation, or liquidation of the Trust or any series or class thereof not initially proposed by the Board; (ii) the sale or conveyance of all or a substantial part of the Trust’s assets; (iii) with certain exceptions, the sale, lease or exchange (in one or a series of transactions in any 12-month period) of any assets of the Trust or any series thereof having an aggregate fair market value of $1,000,000 or more to any “Principal Shareholder” (as defined below); or (iv) with certain exceptions, the sale, lease or exchange to the Trust or any series or class thereof, in exchange for Shares of the Trust (in one or a series of transactions in any 12-month period), the assets of any Principal Shareholder having an aggregate fair market value of $1,000,000 or more, unless such transaction described above has been approved by a “Supermajority” (defined as two-thirds) of the Trustees. The term “Principal Shareholder” means any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the outstanding Shares of the Trust or any series or class and shall include any Associates or Affiliates of such person or entity. The term “Affiliate” and “Associate” shall have the meaning ascribed to each such respective term in Rule 12b-2 under the Exchange Act. The Board has the power to allow, by vote of a Supermajority of the Trustees, including a Supermajority of the Independent Trustees, a lesser vote to approve the above transactions to the extent not otherwise addressed by the Declaration or by applicable law.

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The Declaration requires the affirmative vote or consent of holders of Shares representing at least seventy-five percent (75%) of the NAV (in dollars) of the Shares of the Trust entitled to vote on the matter, or the holders of Shares representing at least seventy-five percent (75%) of the NAV (in dollars) of the Shares of each series or class of Shares affected by the matter, voting as separate series or classes, to authorize a conversion of the Trust from a closed-end investment company to an open-end investment company, unless the conversion is authorized by a majority of the Trustees (in which case Shareholders would have only the minimum voting rights required by the Investment Company Act with respect to the conversion).

The percentage vote required under these provisions is higher than the vote otherwise required by the Declaration or by the Investment Company Act. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Trust or the Fund by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Trust or the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies.

The Declaration also requires that prior to bringing a derivative action, a demand must first be made on the Board by Shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act who collectively hold Shares representing twenty-five percent (25%) or more of the NAV (in dollars) of the issued and outstanding Shares of the Trust, or Shares representing twenty-five percent (25%) or more of the NAV (in dollars) of the issued and outstanding Shares of the series or class to which the action relates if it does not relate to all series or classes. A decision by a majority of the Trustees, including a majority of the Independent Trustees, or, if the Trustees have appointed a committee to consider the demand, the majority of that committee, that maintaining a derivative suit would not be in the best interests of the Trust or the affected series or class and to reject the demand, shall be final and binding upon the Shareholders and judicially unreviewable.

Reasonable expenses, including reasonable attorney’s fees, may be assessed against a Shareholder who brings a derivative action and does not obtain a judgment on the merits that substantially achieves, in substance and amount, the full remedy sought. There may also be additional requirements or restrictions on Shareholder derivative lawsuits involving the Fund imposed by law.

The Declaration provides that, in accordance with the Delaware Statutory Trust Act, any suit against the Trust, any series or class, or the Trustees or officers of the Trust shall be brought exclusively in the State of Delaware. The Declaration also includes a provision that any Shareholder bringing an action against the Trust, any series or class, or the Trustees or officers of the Trust waives the right to trial by jury to the fullest extent permitted by law.

While some of the provisions described above are permitted by Delaware law, certain of the provisions described above are neither permitted nor prohibited by Delaware law. A final judgment by a court about these provisions has not been made as of the date of this Prospectus and it is not clear what judgment a court would reach regarding these provisions.

The Trust’s By-Laws contain advance notice provisions the effect of which is to prevent matters, including nominations of Trustees, from being considered at a Shareholders’ meeting where the Trust has not yet received certain information. The By-Laws require that certain information be included in any Shareholder request for a special meeting of Shareholders or a separate Shareholder proxy in connection with a Shareholder meeting called by the Trust on its own behalf or on behalf of another Shareholder. This includes information as to any person who a Shareholder proposes to nominate for election or reelection as a Trustee or a description of any other business that the Shareholder proposes to bring before the meeting.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the By-Laws, both of which are on file with the SEC.

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Shareholder Liability

Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation’s shareholders, Shareholders of the Fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Fund. However, the Trust’s Declaration of Trust contains an express disclaimer of Shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of Fund property for any Shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding) for the protection of the Fund, its Shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a Shareholder incurring financial loss due to Shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

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Liability of Trustees

The Declaration of Trust provides that the obligations of the Trust are not binding upon the Trustees of the Trust individually, but only upon the assets and property of the Trust or a series thereof, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration of Trust, however, protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

OTHER INFORMATION

Each Share represents a proportional interest in the assets of the Fund. Each dollar of NAV has one vote at Shareholder meetings, with fractional dollar amounts voting proportionally, on matters submitted to the vote of Shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to Shareholders after all expenses and debts have been paid.

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including any amendments thereto, relating to the Shares of the Fund offered hereby, has been filed by the Fund with the SEC. The Prospectus and this SAI are parts of, but do not contain all of the information set forth in, the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered or to be offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The registrant files the Fund’s Annual and Semi-Annual Reports to shareholders and other information with the SEC, and these materials are available on the EDGAR Database on the SEC’s internet site at www.sec.gov. The SEC’s internet site contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

FINANCIAL STATEMENTS

[To be added by subsequent amendment.]

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APPENDIX A

APPENDIX A – DESCRIPTION OF BOND RATINGS

Ratings Definitions

Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations and Preferred Stocks — A Fund utilizes ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and, as such, may possess certain speculative characteristics.

Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be speculative, of poor standing and subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest. Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

The four highest S&P Global ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

S&P Global ratings of BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial

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commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P Global expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring. An SD (selective default) rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met. Obligations rated B are deemed to be highly speculative. B ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, the capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC ratings indicate that substantial credit risk is present. CC ratings indicate very high levels of credit risk. C indicates exceptionally high levels of credit risk Obligations rated C indicate a default or default-like process had begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Ratings in the categories of ‘CCC’, ‘CC’, and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only. Conditions that are indicative of a C category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the formal announcement by the issuer or their agent of a distressed debt exchange; or (c) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. Obligations rated RD indicate an issuer that, in Fitch Ratings’ opinion, has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; or (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.  Obligations rated D indicate an issuer that, in Fitch Ratings’ opinion, has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has

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otherwise ceased business and debt is still outstanding. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.

Ratings of Municipal Obligations — Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2, and MIG/VMIG 3. For the MIG scale, the MIG 1 designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG 2 designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG 3 designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection. For the VMIG scale, the VMIG 1 designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections. The VMIG 2 designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections. The VMIG 3 designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections. An SG designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

S&P Global uses SP-1, SP-2, SP-3, and D to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest. A rating of D is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 (Prime-1) is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term obligations. The rating P-2 (Prime-2) denotes an issuer (or supporting institution) that has a strong ability to repay short-term obligations. The rating P-3 (Prime-3) denotes an issuer (or supporting institution) that has an acceptable ability to repay short-term obligations. The rating NP (Not Prime) denotes an issuer (or supporting institution) that does not fall within any of the Prime rating categories.

S&P Global short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that typically means obligations with an original maturity of no more than 365 days. A short-term obligation rated A-1 is rated in the highest category by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments. A short-term obligation rated C is currently vulnerable to nonpayment

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and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed debt restructuring. An SD rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

Fitch Rating’s Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. A rating of F1 denotes an obligation of the highest short-term credit quality. It indicates the strongest intrinsic capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature. A rating of F2 denotes good short-term credit quality. It indicates a good intrinsic capacity for timely payment of financial commitments. A rating of F3 denotes fair short-term credit quality. It indicates that the intrinsic capacity for timely payment of financial commitments is adequate. A rating of B denotes an obligation that is of speculative short-term credit quality, indicating minimal capacity for timely payment of financial commitments as well as heightened vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high short-term default risk, and indicates that default is a real possibility. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. RD is typically applicable to entity ratings only. A rating of D indicates a broad-based default event for an entity, or the default of a short-term obligation.

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APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

AMERICAN BEACON ADVISORS, INC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. (“AmBeacon”). AmBeacon’s proxy voting policies and procedures are designed to implement AmBeacon’s duty to vote proxies in clients’ best interests. Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds. As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.

For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon’s policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio. Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.

Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon. In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio. For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.

AmBeacon manages portfolios for the American Beacon Funds, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, and the American Beacon Asset-Based Income Fund (collectively, the “Funds”). AmBeacon may invest a Fund in shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund solicits a proxy for which another Fund is entitled to vote, AmBeacon’s interests as manager of the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, AmBeacon will vote the Fund’s shares in accordance with the Select Funds’ Board of Trustees’ recommendations in the proxy statement.

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AMERICAN BEACON FUNDS

AMERICAN BEACON SELECT FUNDS

AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

AMERICAN BEACON ASSET-BASED INCOME FUND

PROXY VOTING POLICY AND PROCEDURES

Last Amended [ ]

Preface

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion to secure the best long-term interests of shareholders of the American Beacon Funds, the American Beacon Select Funds (“Select Funds”), the American Beacon Institutional Funds Trust, and the American Beacon Asset-Based Income Fund (collectively, the “Funds”). Therefore, this Proxy Voting Policy and Procedures (the “Policy”) have been adopted by the Funds.

The Funds are managed by American Beacon Advisors, Inc. (the “Manager”). The Manager may allocate discrete portions of the Funds among sub-advisors, and the Manager may directly manage all or a portion of the assets of certain Funds. The Funds’ respective Boards of Trustees have delegated proxy voting authority to the Manager. The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor’s respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures.

Conflicts of Interest

The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors and/or their affiliates may differ from Fund shareholders’ interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.

When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will instruct the sub-advisor to vote in accordance with the recommendation of a third-party proxy voting advisory service.

Each Fund can invest in the shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund issues a proxy for which another Fund is entitled to vote, the Manager’s interests regarding the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, the Manager will vote in accordance with the Select Funds’ Board of Trustees’ recommendations in the proxy statement.

If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.

Securities on Loan

With respect to the Funds that engage in securities lending, the Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares. The Manager’s determination shall be based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer’s outstanding

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securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.

Recordkeeping

The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm’s proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds’ production of the Form N-PX filing on an annual basis.

Disclosure

The Manager will coordinate the compilation of the Funds’ proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund’s Statement of Additional Information (“SAI”). In each Fund’s annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds’ website (if applicable), and c) on the SEC’s website in the SAI. The SAI and shareholder reports will also disclose that the Funds’ proxy voting record is available by toll-free telephone request (or on the Funds’ website) and on the SEC’s website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

Manager Oversight

The Manager shall review a sub-advisor’s proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.

Board Reporting

On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.

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PART C
OTHER INFORMATION

Item 25. Financial Statements and Exhibits.

1	Financial Statements
Included in Part A: Not applicable.
Included in Part B:
Report of Independent Registered Public Accounting Firm – (to be filed by amendment)
Statement of Assets and Liabilities – (to be filed by amendment)
Statement of Operations – (to be filed by amendment)
Notes to Financial Statements – (to be filed by amendment)
2	Exhibits
Number		Exhibit Description
(a)	(1)	Certificate of Trust, dated April 28, 2026 – (filed herewith)
	(2)	Agreement and Declaration of Trust, dated April 28, 2026 – (filed herewith)
(b)		By-Laws, dated April 28, 2026 – (filed herewith)
(c)		Not applicable
(d)		Rights of holders of the securities being registered are contained in the portions of the Agreement and Declaration of Trust and By-Laws relating to shareholders’ rights
(e)		Dividend Reinvestment Plan, dated [XX XX, 2026] – (to be filed by amendment)
(f)		Not applicable
(g)		Management Agreement between American Beacon Asset-Backed Income Fund and American Beacon Advisors, Inc., dated [XX XX, 2026] – (to be filed by amendment)
(h)		Distribution Agreement between American Beacon Asset-Based Income Fund and Resolute Investment Distributors, Inc., dated [XX XX, 2026] – (to be filed by amendment)
(i)		Not applicable
(j)		Custodian Agreement between American Beacon Asset-Based Income Fund and State Street Bank and Trust Company – (to be filed by amendment)
(k)	(1)	Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Asset-Based Income Fund – (to be filed by amendment)
	(2)	Agreement to Waive Management Fees– (to be filed by amendment)
	(3)	Distribution Plan pursuant to Rule 12b-1 for the American Beacon Asset-Based Income Fund Class S – (to be filed by amendment)
	(4)	Distribution Plan pursuant to Rule 12b-1 for the American Beacon Asset-Based Income Fund Class U – (to be filed by amendment)
	(5)	Plan Pursuant to Rule 18f-3 – (to be filed by amendment)
(l)		Opinion and Consent of Counsel – (to be filed by amendment)
(m)		Not applicable
(n)		Consent of Independent Registered Public Accounting Firm – (to be filed by amendment)
(o)		Not applicable
(p)		Letter of investment intent – (to be filed by amendment)
(q)		Not applicable
(r)

Code of Ethics of American Beacon Advisors, Inc., American Beacon Asset-Based Income Fund, American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, and Resolute Investment Distributors, Inc., dated [XX XX, 2026] – (to be filed by amendment)

(s)		Not applicable
Other Exhibits
Power of Attorney for Trustees of American Beacon Asset-Based Income Fund, dated [XX XX, 2026] – (to be filed by amendment)

Item 26. Marketing Arrangements

Distribution Agreement to be filed by amendment as Exhibit (h).

Item 27. Other Expenses of Issuance and Distribution

To be provided by amendment.
Audit Fees	$[XX]
Blue Sky Fees	$[XX]
Legal Fees	$[XX]
Miscellaneous Costs	$[XX]
Offering Costs	$[XX]
Total Fees and Expenses	$[XX]

Item 28. Persons Controlled by or under Common Control with Registrant

It is anticipated that American Beacon Advisors, Inc. (the “Manager”) will own all of the outstanding shares of the Registrant on the commencement date. The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”).  RIM is, in turn, a wholly-owned subsidiary of  Resolute Acquisition, Inc., a wholly-owned subsidiary of  Resolute Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns more than 25% of the outstanding equity or voting interests of Topco. The address of Topco is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of [XX XX, 2026] of each class of securities of the Registrant.
Title of Class	Number of Record Holders
Class I	[XX]
Class S	[XX]
Class U	[XX]

Item 30. Indemnification

Article VII of the Declaration of Trust of the Trust provides that:

Section 7.2 Limitation of Liability. No person who is or has been a Trustee or officer of the Trust shall be liable to the Trust, or a Series or a Shareholder for any action or failure to act or for any other reason except solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office of Trustee or officer, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing: (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any other person, including any officer, agent, employee, independent contractor or consultant, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may rely upon advice of legal counsel or other experts and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) the Trustees shall be entitled to rely upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or agent of the Trust, or by any other Person, as to matters reasonably believed to be within such Person’s professional or expert competence. The appointment, designation or identification of a Trustee as an expert on any topic or in any area (including an audit committee financial expert), or any other special appointment, designation or identification of a Trustee, shall not impose on that Trustee any standard of care or liability that is greater than that imposed on him as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

All Persons extending credit to, contracting with or having any claim against the Trust or any Series shall look only to the assets of the Trust or any applicable Series that such Person extended credit to, contracted with or has a claim against, and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or any Series or the Trustees or officers by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking or any Series made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Delaware Secretary of State and that a limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

Section 7.5 Indemnification.

(a) Subject to the exceptions and limitations contained in subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered

Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law, including the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii) Subject to the provisions of this Section 7.5, each Covered Person shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the records, books and accounts of the Trust or, as applicable, any Series, upon an opinion or other advice of legal counsel, or upon reports made or advice given to the Trust or, as applicable, any Series, by any Trustee or any of its officers, employees, or a service provider selected with reasonable care by the Trustees or officers of the Trust, regardless of whether the person rendering such report or advice may also be a Trustee, officer or employee of the Trust or, as applicable, any Series.

(iii) as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, but only to such extent, no indemnification shall be provided hereunder to a Covered Person;

(i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Covered Person and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(e) To the maximum extent permitted by applicable law, including Section 17(h) of the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section 7.5, shall be paid by the Trust or the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or a Series, as applicable, if it is ultimately determined that he or she is not entitled to indemnification under this Section; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission. The advancement of any expenses pursuant to this Section 7.5(e) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

(f) Any repeal or modification of this Article VII or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(g) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 7.5 and any advancement of expenses that any Covered Person is entitled to be paid under Section 7.5(e) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article VII; provided that (a) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (b) the Trustees may determine that any such liability, expense or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Section 3.6(a) and (b).

Section 7.6. Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Section 8.3 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article VII unless otherwise required under applicable law.

Section 7.7. Indemnification of Shareholders. If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, upon request by such Shareholder or former Shareholder, shall assume the defense of any claim against him or her for any act or obligation of the Trust or applicable Series.

Section [XX] of the Management Agreement provides that:
[To be filed by amendment.]

Section [XX] of the Distribution Agreement provides that:
[To be filed by amendment.]

Supplemental Limited Indemnification of the Manager The Manager shall indemnify and hold harmless  Indemnitee, in his or her individual capacity, from and against any cost, asserted claim, liability or expense, including reasonable legal fees (collectively, “Liability”) based upon or arising out of (i) any duty of the Manager under the Management Agreement (including the Manager’s failure or omission to perform such duty), and (ii) any liability or claim against Indemnitee arising pursuant to Section 11 of the Securities Act of 1933, as amended, Rule 10b-5 under the Securities Exchange Act of 1934, as amended, and any similar or related federal, state or common law statutes, rules or interpretations. The Manager’s indemnification obligations under this Letter Agreement shall be limited to civil and administrative claims or proceedings.

*****

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Manager

American Beacon Advisors, Inc. (the “Manager”) offers investment management and administrative services to the Registrant. It acts in the same capacity to other investment companies, including those listed below.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of American Beacon Advisors, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Shelley D. Abrahams, Assistant Secretary

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Assistant Secretary (2022-Present)
American Beacon Cayman Multi-Alternatives Company, Ltd.:  Assistant Secretary (2023-2025)
American Beacon Cayman  TargetRisk Company, Ltd:    Assistant Secretary (2022-Present)
American Beacon Cayman Trend Company, Ltd.:      Assistant Secretary (2023-Present)
Resolute Investment Managers, Inc.: Assistant Secretary (April 2024-Present)
Resolute Investment Services, Inc.: Corporate Governance Manager (2023-2025), Senior Corporate Governance & Regulatory Specialist (2020-2023), Assistant Secretary (April 2024-2025)

Patrick J. Bartels; Director	Redan Advisors LLC: Managing Member
Rosemary K. Behan; Senior Vice President, Secretary and General Counsel

Resolute Investment Holdings, LLC: Secretary (2015-2025)

Resolute    Topco, Inc.:    Secretary (2015-Present)
Resolute Acquisition, Inc.:    Secretary (2015-Present)
Resolute Investment Managers, Inc.:    Senior Vice President (2021-Present)
Resolute Investment Distributors, Inc.: Secretary (2017-Present)
Resolute Investment Services, Inc.:    Senior Vice President (2021-2025), Secretary and General Counsel (2015-2025)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Secretary (2014-Present)
American Beacon Cayman Multi-Alternatives Company, Ltd.:    Secretary (2023-2025)
American Beacon Cayman  TargetRisk  Company, Ltd.:    Secretary (2018-Present)
American Beacon Cayman Trend Company, Ltd.: Secretary (2023-Present)
American Beacon Funds Complex: Vice President, Secretary, and Chief Legal Officer (2006-Present)

Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Clay P. Bell; Vice President and Assistant Treasurer

Resolute Topco, Inc.: Vice President and Assistant Treasurer (February 2026-Present)
Resolute Acquisition, Inc.: Vice President and Assistant Treasurer (February 2026-Present)
Resolute Investment Managers, Inc.: Vice President and Assistant Treasurer (February 2026-Present)

Bernadette A. Bridy, Vice President, Chief Marketing Officer	American Beacon Funds Complex: Vice President (2026-Present)
Paul B. Cavazos; Senior Vice President and Chief Investment Officer	American Beacon Funds Complex: Vice President (2016-Present)
Jame Donath; Director	Greenscape Financial Group: Chairman Orange Grove Bio: Senior Advisor 114 Tenants Corp: President of the Board Norwood UK Restructuring Dinner: Co-Founder
Carmen E. Fahy; Assistant Secretary and Associate General Counsel

Resolute Investment Managers, Inc.:   Associate General Counsel (2025-Present)
Resolute Investment Distributors, Inc.: Assistant Secretary (March 2026-Present)
American Beacon Funds Complex: Assistant Secretary (March 2026-Present)
Office of the Solicitor, U.S. Dept. of Labor: Senior Trial Attorney (2023-2025)

Richard M. Goldman; Director	Becket Capital: Founder and Managing Partner AlphaTrai Asset Management: Director Marblegate Acquisition Corporation: Independent Corporate Director
Rebecca L. Harris; Chief Operating Officer and Senior Vice President

Resolute Investment Managers, Inc.: Chief Operating Officer (June 2024-Present) Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024)
Resolute Investment Services: Senior Vice President (2021-May 2024, June 2024-2025), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024)
Resolute Acquisition, Inc.: Senior Vice President (January-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024)
Resolute Topco, Inc.: Senior Vice President (January-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024) Chief Executive Officer (May-June 2024)
National Investment Services of America, LLC: Director (2022-Present)
RSW Investments Holdings LLC: Director (2022-Present)
Shapiro Capital Management LLC: Director (2022-Present)
SSI Investment Management LLC: Director (2022-Present)
American Beacon Advisors, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024)
American Beacon Funds Complex: President (May 2024-June 2024), Vice President (2022-May 2024, June 2024-Present)

Kirstin Hill; Director	Social Finance: President & COO
John J. Linnehan; Senior Vice President, Treasurer and Chief Financial Officer

Resolute    Topco, Inc.: Senior Vice President and Treasurer (February 2026-Present)
Resolute Acquisition, Inc.:   Senior Vice President and Treasurer (February 2026-Present)
Resolute Investment Managers, Inc.:    Senior Vice President, Treasurer and CFO  (February 2026-Present)

Terri L. McKinney; Senior Vice President, Fund Solutions

Resolute Investment Managers, Inc.:    Senior Vice President, Enterprise Services (2021-2026)
Resolute Investment Services, Inc.:    Senior Vice President, Enterprise Services (2021-2025)
Resolute Investment Distributors, Inc.:    Director and Vice President (2024-Present)
American Beacon Funds Complex: Vice President (2010-Present)

Donna S. Merchant, Vice President, Human Resources	Resolute Investment Managers: Vice President, Human Resources (2024-Present) Easter Seals Lone Star Texas: Governing Board of Directors, Board Member (2015-2025); Executive Committee (2023-2024)
Bo Ragsdale; Vice President, Information Technology	Resolute Investment Managers, Inc.: Vice President, Information Technology (2021-Present) Resolute Investment Services, Inc.: Vice President, Information Technology (2021-2025)

Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Christina E. Sears; Vice President and Chief Compliance Officer

Resolute Investment Managers, Inc.: Vice President (2017-Present)
Resolute Investment Services, Inc.: Vice President (2019-2025)
Resolute Investment Distributors, Inc.: Vice President (2017-Present)
American Private Equity Management, LLC: Chief Compliance Officer (2012-2024)
RSW Investments Holdings, LLC:  Chief Compliance Officer (2019-Present)
Shapiro Capital Management LLC: Chief Compliance Officer (2024-Present)
American Beacon Funds Complex: Chief Compliance Officer (2004-Present), Assistant Secretary (1999-Present)

Samuel J. Silver; Vice President and Chief Fixed Income Officer	American Beacon Funds Complex: Vice President (2011-Present)
Gregory J. Stumm; Director, President and Chief Executive Officer

Resolute Acquisition, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)
Resolute Topco, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present)
Resolute Investment Services, Inc.: Director (June 2024-2025), President (June 2024-2025), Chief Executive Officer (June 2024-2025), Senior Vice President (2022-2024)
Resolute Investment Managers, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)
Resolute Investment Distributors, Inc.: President (2024-Present), Chief Executive Officer (2024-Present), Director (2022-Present), Senior Vice President (2022-2024)
National Investment Services of America, LLC: Director (June 2024-Present)
RSW Investments Holdings LLC: Director (June 2024-Present)
Shapiro Capital Management, LLC: Director (June 2024-Present)
SSI Investment Management, LLC: Director (June 2024-Present)
American Beacon Advisors, Inc.: Senior Vice President (2022-2024)
American Beacon Funds Complex: President (June 2024-Present), Vice President (2022-June 2024)

The principal address of each of the entities referenced above, other than RSW Investment Holdings LLC, Shapiro Capital Management LLC, SSI Investment Management LLC, and National Investment Services of America, LLC is 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039. The principal address of RSW Investment Holdings LLC is 47 Maple Street, Suite 304, Summit, New Jersey 07901. The principal address of Shapiro Capital Management LLC is 3060 Peachtree Road NW #1555, Atlanta, Georgia 30305. The principal address of SSI Investment Management LLC is 2121 Avenue of the Stars, Suite 2050, Los Angeles, California 90067. The principal address of National Investment Services of America, LLC is 777  E. Wisconsin Avenue, Suite 2350, Milwaukee, Wisconsin 53202.

Item 32. Location of Accounts and Records

The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust’s custodian and fund accounting agent at State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016; 2) the Manager at American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039; 3) the Trust’s transfer agent, SS&C GIDS, Inc., 330 West 9th St., Kansas City, Missouri 64105; or 4)  Mastercraft, 3021 Wichita Court, Fort Worth, Texas 76140.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. Not applicable.

2. Not applicable.

3. The Registrant undertakes:

(a) To file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act; (ii) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) That, for the purpose of determining liability under the Securities Act to any purchaser: (i) if the Registrant is relying on Rule 430B: (A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and (B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or (ii) if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) That for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) free writing prospectuses relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. Not applicable.

5. Not applicable.

6. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas, on May 8, 2026.

AMERICAN BEACON ASSET-BASED INCOME FUND

By:	/s/ Gregory J. Stumm
Gregory J. Stumm
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated

Signature	Title	Date
/s/ Gregory J. Stumm	President (Principal Executive Officer) and Trustee	May 8, 2026
Gregory J. Stumm

/s/ Rebecca L. Harris	Vice President and Trustee	May 8, 2026
Rebecca L. Harris

/s/ Terri L. McKinney	Vice President and Trustee	May 8, 2026
Terri L. McKinney

/s/ Aaron C. Cooper	Principal Accounting Officer, Principal Financial Officer and Treasurer	May 8, 2026
Aaron C. Cooper

EXHIBIT INDEX

Type	Description
99.(a)(1)	Certificate of Trust, dated April 28, 2026
99.(a)(2)	Agreement and Declaration of Trust, dated April 28, 2026
99.(b)	By-Laws, dated April 28, 2026